                         SECURITIES PURCHASE AGREEMENT

                                by and  between

                     INTERNATIONAL TECHNOLOGY CORPORATION

                                      and

                              CERTAIN PURCHASERS
                               IDENTIFIED HEREIN

                         Dated as of August 28, 1996

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          This Securities Purchase Agreement (this "Agreement"), dated as of
                                                    ---------
August 28, 1996, is by and among (i) International Technology Corporation, a Delaware corporation (the "Company"), and (ii) Carlyle Partners II, L.P., a
                           -------
Delaware limited partnership ("CPII"), Carlyle Partners III, L.P. ("CPIII"), a
                               ----                                 -----
Delaware limited partnership, Carlyle International Partners II L.P. ("CIPII"),
                                                                       -----
a Cayman Islands limited partnership, Carlyle International Partners III L.P. ("CIPIII"), a Cayman Islands limited partnership, and C/S International
  ------
Partners, a Cayman Islands limited partnership ("C/SIP"), each of which is a
                                                 -----
limited partnership of which TC Group, L.L.C. is the general partner (collectively, the "Purchasers").
                    ----------


                                    RECITAL
                                    -------

          WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, (i) an aggregate of 45,000 shares (the "Preferred Shares") of its newly issued convertible participating
             ----------------
preferred stock, $100 par value per share (the "Convertible Preferred Stock"),
                                                ---------------------------
having the rights, designations and preferences set forth in the Certificate of Designations (as defined herein) and (ii) warrants (the "Warrants") to purchase
                                                         --------
5,000,000 shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"), for the consideration as set forth in Section 2.2.
 ------------


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------


          1.1.  Defined Terms.  As used herein, the terms below shall have the
                -------------
following meanings:

          "Affiliate" shall mean any entity controlling, controlled by or under
           ---------
common control with the Company. For the purposes of this definition, "control" shall have the meaning presently specified for that word in Rule 405 promulgated by the SEC under the Securities Act.

          "Agreement" shall mean this Securities Purchase Agreement, together
           ---------
with all schedules and exhibits referenced herein.

          "Ancillary Agreements" means the Warrant Agreement and the
           --------------------
Registration Rights Agreement.

          "Ancillary Proposals" has the meaning specified in Section 6.1(a).
           -------------------

          "Applicable Law" means any statute, law, rule, or regulation or any
           --------------
judgment, order, writ, injunction or decree of any Governmental Entity to which a specified person or property is subject.

          "Alternative Transaction" has the meaning set forth in Section 6.8 of
           -----------------------
the Agreement.

          "Benefit Arrangement" means any employment, consulting, severance or
           -------------------
other similar contract, arrangement or policy and each plan, arrangement (written or oral), program, agreement or commitment providing for insurance coverage (including without limitation any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health or accident benefits (including without limitation any "voluntary employees' beneficiary association" as defined in Section 501(c)(9) of the Code providing for the same or other benefits) or for deferred compensation, profit-sharing bonuses, stock options, stock appreciation rights, stock purchases or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (A) is not a Welfare Plan, Pension Plan or Multiemployer Plan, (B) is entered into, maintained, contributed to or required to be contributed to, as the case may be, by the Company or an ERISA Affiliate or under which the Company or any ERISA Affiliate may incur any liability, and (C) covers any present or former employees, directors or consultants of the Company (with respect to their relationship with such entities).

          "Board of Directors" means the Board of Directors of the Company as it
           ------------------
is constituted prior to the Closing Date.

          "Bylaws" means the Bylaws of the Company as in effect on the date
           ------
hereof.

          "Business" means the business of the Company as described more fully
           --------
in the "Business" section of the Company's Annual Report on Form 10-K for the fiscal year ended March 29, 1996.

          "Carlyle" means TC Group, L.L.C. or (to the extent appropriate from
           -------
the context) one or more of its Affiliates.

          "Carlyle Affiliates" means, at any time, any of the Purchasers and any
           ------------------
of their Affiliates at such time, including, but not limited to, The Carlyle Group, L.P., TC Group, L.L.C. and their respective affiliates.

          "Carlyle Transaction Expenses" means the reasonable fees and expenses
           ----------------------------
incurred by the Purchasers and/or by Carlyle on behalf of the Purchasers, including, but not limited to, fees and expenses of legal counsel, accountants, consultants and travel expenses in connection with the preparation of the Agreement and Carlyle's due diligence examination relating to the Agreement and the transaction contemplated hereby, in an amount not to exceed $900,000.

          "Certificate Amendments" means any amendments to the Certificate of
           ----------------------
Incorporation reasonably necessary in connection with the transactions contemplated under this Agreement and the Ancillary Agreements, including, without limitation, (a) an increase to the authorized number of shares of Common Stock of the Company to 150,000,000 shares, (b) the terms and conditions of the designations, rights and preference of the Convertible Preferred Stock set forth in the Certificate of Designations, (c) such other changes to the Certificate of Incorporation as are reasonably necessary to give effect to the rights, preferences and designations of the Convertible Preferred Stock contained in the Certificate of Designations and the provisions of this Agreement and the Ancillary Agreements and (d) a reduction of the par value of a share of Common Stock to $.01. Notwithstanding the foregoing, the Certificate Amendments will not include the Ancillary Proposals (approval of which is not a condition to Closing).

          "Certificate of Designations" means the Certificate of Designations,
           ---------------------------
Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions thereof of the Cumulative Convertible Participating Preferred Stock, $100 par value per share, of International Technology Corporation, substantially in the form attached hereto as Exhibit A.

          "Certificate of Incorporation" means the Certificate of Incorporation
           ----------------------------
of the Company as amended or restated and as in effect on the date hereof.

          "Closing" has the meaning set forth in Section 3.1 of the Agreement.
           -------

          "Closing Date" means the date five (5) business days following the
           ------------
date on which the last of the conditions to the Closing set forth in Section 7.1 have been fulfilled or waived and either the Purchasers, on the one hand, or the Company, on the other hand, shall have notified the other party of such fulfillment or waiver, or such other date as may be agreed to by the Purchasers and the Company.

          "Code" means the Internal Revenue Code of 1986, as it may be amended
           ----
from time to time.

          "Commission" means the United States Securities and Exchange
           ----------
Commission.

          "Common Stock" has the meaning set forth in the Recital to the
           ------------
Agreement.

          "Conversion Shares" means the shares of Common Stock issuable upon the
           -----------------
conversion of the Preferred Shares.

          "Convertible Exchangeable Preferred Stock" means the 7% Cumulative
           ----------------------------------------
Convertible Exchangeable Preferred Stock, $100 par value per share, of the Company.

          "Convertible Exchangeable Preferred Stock Certificate of Designations"
           --------------------------------------------------------------------
means the Certificate of Designations of the 7% Cumulative Convertible Exchangeable Preferred Stock, $100 par value per share, of the Company.

          "Convertible Preferred Stock" has the meaning set forth in the Recital
           ---------------------------
to the Agreement.

          "Credit Facility" means, collectively, (a) the Credit Agreement among
           ---------------
IT Corporation, the several lenders from time to time parties thereto and Chemical Bank, as administrative agent, dated as of October 24, 1995 and (b) the Note Purchase Agreement dated as of October 24, 1995 relating to the 8.67% Guaranteed Senior Secured Notes due October 30, 2003.

          "Employee Plans" means all Benefit Arrangements, Multiemployer Plans,
           --------------
Pension Plans and Welfare Plans.

          "Encumbrance" means any claim, lien, pledge, option, charge, easement,
           -----------
security interest, right-of-way, encumbrance or other rights of third parties, and, with respect to any securities, any agreements, understandings or restrictions affecting the voting rights or other incidents of record or beneficial ownership pertaining to such securities.

          "Environmental Conditions" means the Release or threatened Release of
           ------------------------
any Hazardous Material (whether or not upon a Facility or any former facility or other property and whether or not such Release constituted at the time thereof a violation of any Environmental Law) as a result of which Company has or may become liable to any person or by reason of which any Facility, any former facility or any of the assets of the Company may suffer or be subjected to any Encumbrances.

          "Environmental Laws" means any and all foreign, Federal, state, local
           ------------------
or municipal laws, rules, orders, regulations, statutes, ordinances, codes, legally binding decrees, or other requirement of any Governmental Entity (including, without limitation, common law) regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health relating to exposure of any kind of Hazardous Materials, as has been, is now, or may at any time hereafter be, in effect.

          "Environmental Permits" means any and all permits, licenses,
           ---------------------
registrations, notifications, exemptions and any other authorization required under any Environmental Law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "ERISA Affiliate" means any entity which is (or at any relevant time
           ---------------
was) a member of a "controlled group of corporations" with, under "common control" with, a member of an "affiliated service group" with, or otherwise required to be aggregated with the Company, as set forth in Section 414(b), (c),
(m) or (o) of the Code.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Facilities" means the offices and buildings and all other real
           ----------
property and related facilities which are owned, leased or operated by the Company or any Subsidiary.

          "Fixtures and Equipment" shall mean all of the furniture, fixtures,
           ----------------------
furnishings, machinery and equipment owned by the Company or any Subsidiary.

          "GAAP" has the meaning set forth in Section 4.9 of the Agreement.
           ----

          "Government Contracts" shall mean all contracts, options, agreements,
           --------------------
commitments of sales or purchase orders of the Company with the United States Government or any department or agency thereof, including, any contract, option, agreement, commitment or sales order of the Company with any other party in connection with a contract between a third party and the United States Government or a department or agency thereof. Such term also includes all bids, quotations and proposals, which if accepted, would result in a Government Contract.

          "Governmental Entity" means any court or tribunal in any jurisdiction
           -------------------
(domestic or foreign) or any public, governmental, or regulatory body, agency, department, commission, board, bureau, or other authority or instrumentality (domestic or foreign).

          "Hazardous Materials" means any hazardous substance, gasoline or
           -------------------
petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, ureaformaldehyde insulation, asbestos or asbestos-containing materials, pollutants, contaminants, radioactivity, and any other materials or substances of any kind, whether solid, liquid or gas, and whether or not any such substance is defined as hazardous under any Environmental Law, that is regulated pursuant to any Environmental Law or that could give rise to liability under any Environmental Law.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
           -------
1976, as amended.

          "Interim Period" has the meaning set forth in Section 6.3 of the
           --------------
Agreement.

          "Knowledge of the Company" (or similar language to that effect) means
           ------------------------
to the knowledge of Messrs. Gibson, DeLuca, Mahoney, Pompe, Coffman, Kirk, Soose, Rice, Ockelmann, Conway and Redwine.

          "Material Adverse Effect" with respect to any person or entity shall
           -----------------------
mean an event, occurrence or condition that has had or reasonably would be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities, working capital or operations of such person or entity and its Subsidiaries (if any), taken as a whole.

          "Material Agreement" means (a) any written or oral agreement,
           ------------------
contract, lease, commitment, understanding, instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound involving total value or consideration or liability in excess of $5,000,000 (except with respect to sales contracts, in which case the total value or consideration or liability is in excess of $10,000,000), or (b) any other agreement listed as an exhibit to the Company's Form 10-K for the fiscal year ended March 29, 1996.

          "Material Subsidiary" means any one or more of IT Corporation, IT
           -------------------
Environmental Services, Inc., IT Hanford, Inc., IT Tulsa Holdings, Inc., Gradient Corporation, Universal Professional Insurance Company and any other Subsidiary which is a "significant subsidiary" within the meaning of Regulation S-X.

          "Multiemployer Plan" means any "multiemployer plan," as defined in
           ------------------
Section 4001(a)(3) or 3(37) of ERISA, which (A) the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, after September 25, 1980, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (B) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Pension Plan" means any "employee pension benefit plan" as defined in
           ------------
Section 3(2) of ERISA (other than a Multiemployer Plan) which (A) the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the five years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (B) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

          "Permits" shall mean all licenses, permits, orders, consents,
           -------
approvals, registrations, authorizations, qualifications and filings required by any federal, state, local or foreign laws or governmental or regulatory bodies and all industry or other non-governmental self-regulatory organizations.

          "Permitted Encumbrances" means (i) any mechanic's or materialmen's
           ----------------------
lien or similar Encumbrances with respect to amounts not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established, (ii) Encumbrances for Taxes not yet due and payable or which are being contested in good faith by appropriate proceeding, for which appropriate reserves have been established, (iii) easements, licenses, covenants, rights of way and similar Encumbrances which, individually or in the aggregate, would not materially and adversely affect the marketability or value of the property encumbered thereby or materially interfere with the operations of the Business or (iv) Encumbrances arising under the Credit Facility.

          "Person" means any individual, copartner, association, partnership,
           ------
joint venture, limited liability company, trust, estate or other entity or organization.

          "Pre-Closing Environmental Conditions" means any Environmental
           ------------------------------------
Condition occurring or in existence on or prior to the Closing Date.

          "Preferred Shares" has the meaning set forth in the Recital hereto.
           ----------------

          "Proceeding" means any action, suit or proceeding, whether civil,
           ----------
criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could reasonably be expected to lead to such an action, suit or proceeding.

          "Proxy Material" means the proxy statement and other proxy materials
           --------------
(as amended and supplemented) to be used to solicit proxies on behalf of the board of directors of the Company in connection with the Stockholders Meeting.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement by and among the Company and the Purchasers substantially in the form attached hereto as Exhibit B.

          "Regulations" means any laws, statutes, ordinances, regulations,
           -----------
rules, notice requirements, court decisions and orders of any foreign, federal, state or local government and any other governmental department or agency, including without limitation Environmental Laws, energy, motor vehicle safety, public utility, zoning, building and health codes, occupational safety and health laws and laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours.

          "Release" means and includes any spilling, leaking, pumping, pouring,
           -------
emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment or the workplace of any Hazardous Materials, and otherwise as defined in any Environmental Law.

          "Schedules" has the meaning set forth in Section 10.11 of the
           ---------
Agreement.

          "SEC Filings" has the meaning set forth in Section 4.9 of the
           -----------
Agreement.

          "Securities"  means the Preferred Shares and the Warrants.
           ----------

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Stockholders Meeting" has the meaning set forth in Section 6.1 of the
           --------------------
Agreement.

          "Subsidiary" means, with respect to any Person, (a) any corporation of
           ----------
which at least a majority in interest of the outstanding voting stock (having by the terms thereof voting power under ordinary circumstances to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned or controlled by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries, or (b) any corporate or non-corporate entity in which such Person, one or more Subsidiaries of such Person, or such person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has an ownership interest and 100% of the revenue of which is included in the consolidated financial reports of such Person consistent with generally accepted accounting principles.

          "Tax" or "Taxes" means any federal, state, local or foreign net or
           ---      -----
gross income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax, governmental fee or like assessment or charge of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not, imposed by any governmental authority or arising under any Tax law or agreement, including, without limitation, any joint venture or partnership agreement.

          "Tax Return" means any return, declaration, report, claim for refund
           ----------
or information or return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendments thereof.

          "Transaction" means, taken together, the transactions contemplated
           -----------
under this Agreement.

          "Warrant Agreement" means that certain Warrant Agreement by and among
           -----------------
the Company and the Purchasers substantially in the form attached hereto as Exhibit C pursuant to which the Company shall issue to the Purchasers the Warrants.

          "Warrant Certificate" has the meaning set forth in Section 8.1 of the
           -------------------
Agreement.

          "Warrants" has the meaning set forth in the Recital to the Agreement.
           --------

          "Warrant Shares" means the Common Stock issuable upon the exercise of
           --------------
the Warrants.

          "Welfare Plan" means any "employee welfare benefit plan" as defined in
           ------------
Section 3(1) of ERISA, which (A) the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (B) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

                                  ARTICLE II


                        PURCHASE AND SALE OF SECURITIES
                        -------------------------------

          2.1.  Purchase and Sale of Securities.  Upon the terms and subject
                -------------------------------
to the conditions contained herein, on the Closing Date, the Company will sell to the Purchasers and the Purchasers will purchase from the Company, all of the Securities.

          2.2.  Consideration for Securities.  Upon the terms and subject to
                ----------------------------
the conditions contained herein, as consideration for the purchase of the Securities, on the Closing Date, the Purchasers shall pay to the Company an aggregate purchase price in the amount of $45,000,000 payable by delivery to the Company of same day funds.

                                  ARTICLE III

                                    CLOSING
                                    -------

          3.1.  Closing.  The closing of the transactions contemplated herein
                -------
(the "Closing") shall be held at 10:00 a.m. Eastern Time on the Closing Date
      -------
at the offices of Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Suite 1300, Washington, D.C. 20004, unless the parties hereto otherwise agree.

          3.2.  Deliveries by the Company at Closing.  At Closing, the Company
                ------------------------------------
shall issue and deliver to the Purchasers:

                (a) certificates evidencing the Preferred Shares in the name of the several Purchasers (or their assignees) in the respective amounts as set forth in a written notice provided to the Company by the Purchasers;

                (b) certificates evidencing the Warrants in the name of the several Purchasers (or their assignees) in the respective amounts as set forth in a written notice provided to the Company by the Purchasers; and

                (c) all such other documents and instruments as the Purchasers or their counsel shall reasonably request to consummate or evidence the Transaction.

          3.3.  Deliveries by the Purchasers at Closing.  At Closing, the
                ---------------------------------------
Purchasers shall deliver to the Company:

                (a)  same day funds as provided in Section 2.2;

                (b) all such other documents and instruments as the Company or its counsel shall reasonably request to consummate or evidence the Transaction.

          3.4.  Certificates; Opinions.  At Closing, the Purchasers and the
                ----------------------
Company shall deliver the certificates, opinion of counsel, and other documents described in Article 7.

          3.5.  Ancillary Agreements.  At Closing, the Company and the
                --------------------
Purchasers shall enter into the Ancillary Agreements.

          3.6.  Form of Documents and Instruments.  All of the documents and
                ---------------------------------
instruments delivered at Closing shall be in form and substance, and shall be executed and delivered in a manner, reasonably satisfactory to the parties' respective counsel.

                                  ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

          The Company represents and warrants to the Purchasers as follows:

          4.1.  Organization of the Company.  The Company is a corporation duly
                ---------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as presently being conducted. No actions or proceedings to dissolve the Company are pending or, to the Knowledge of the Company, threatened. The copies of the Certificate of Incorporation and Bylaws heretofore delivered by the Company to the Purchasers are accurate and complete as of the date hereof. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the property owned, leased, or operated by it or the conduct of its business requires such qualification or licensing, except where the failure to do so taken in the aggregate would not have a Material Adverse Effect on the Company.

          4.2.  Capitalization of the Company.
                -----------------------------

                (a) The authorized capital stock of the Company as of the date hereof, consists of 100,000,000 shares of Common Stock and 180,000 shares of preferred stock, of which 24,000 shares have been designated Convertible Exchangeable Preferred Stock. As of August 23, 1996, 36,540,675 shares of Common Stock and 24,000 shares of Convertible Exchangeable Preferred Stock are outstanding (represented by 2,400,000 publicly traded depository shares). As of August 23, 1996, 6,548,700 shares of Common Stock are reserved for issuance upon exercise of outstanding employee stock options and 10,273,920 shares of Common Stock are reserved for issuance upon conversion of the Convertible Exchangeable Preferred Stock. Schedule 4.2 contains the aggregate number of outstanding
                 --------
options to purchase shares of Common Stock, the weighted average exercise price with respect to such options and the plan or other arrangements pursuant to which such options were issued. All outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable, and no shares of capital stock of the Company are subject to, nor have any been issued in violation of, any preemptive or similar rights.

          (b) Except as set forth above in paragraph (a) of this Section 4.2, as contemplated by this Agreement and as set forth on Schedule 4.2 hereof,
                                                      ------------
there are outstanding (i)
no shares of capital stock or other voting securities of the Company; (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of the Company; (iii) no subscriptions, options, warrants, calls, commitments, preemptive rights or other rights of any kind to acquire from the Company, and no obligation of the Company to issue or sell, any shares of capital stock or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such capital stock or voting securities; and (iv) other than employee compensation plans based on the Company's earnings and executive officer employment agreements, no equity equivalents, interests in the ownership or earnings or other similar rights of or with respect to the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of Common Stock or any other securities of the type described in clauses (i)-
(iv) of the preceding sentence. There are no restrictions upon the voting or transfer of any share of the capital stock or other voting securities of the Company pursuant to the Certificate of Incorporation, the Bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which the Company is bound other than restricted stock held by certain employees. Schedule 4.2 contains a true and correct list of all persons
                    ------------
holding restricted stock (as defined under any plan or arrangement pursuant to which it was issued), the number of shares of restricted stock held by such persons and the document or documents which describe such restrictions.

          4.3.  Authorization of Issuance.  Upon consummation of the
                -------------------------
transactions contemplated hereby, the Securities acquired by the Purchasers from the Company will be duly authorized and validly issued, fully paid and not subject to any preemptive or similar rights. Upon consummation of the transactions contemplated hereunder, the Conversion Shares will be duly authorized and reserved for issuance and upon conversion in accordance with the terms of the Cumulative Preferred Stock will be validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights. Upon consummation of the transactions, the Warrant Shares will be duly authorized and reserved for issuance and, upon exercise of the Warrants, and when issued and paid for in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights.

          4.4.  Authorization.  The Company has full corporate power and
                -------------
authority to execute and deliver this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and the Ancillary Agreements, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of the Company (other than the approval of the transactions contemplated in this Agreement by the stockholders of the Company in accordance with Applicable Law, the Certificate of Incorporation and the rules of the New York Stock Exchange). This Agreement has been duly executed and delivered by the Company and constitutes, and each Ancillary Agreement executed or to be executed by the Company has been, or when executed will be, duly executed and delivered by the Company and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally, and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          4.5.  Noncontravention.  Assuming compliance with the matters
                ----------------
referred to in Section 6.1 and the approval of the Company's stockholders as contemplated therein, the execution and delivery by the Company of this Agreement and the Ancillary Agreements and the performance by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or the Bylaws, or the charter, bylaws, or other governing instruments of any Subsidiary, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any loss of material benefit, or of any right of termination, cancellation, or acceleration under, any Material Agreement, except the Credit Facility, (iii) result in the creation or imposition of any Encumbrance upon the properties of the Company or any Subsidiary, or (iv) violate any Applicable Law binding upon the Company or any Subsidiary, except, in the case of clauses (ii), (iii) and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, or Encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on the Company or on the ability of the Company to consummate the transactions contemplated hereby.

          4.6.  Consents and Approvals.  No consent, approval, order,
                ----------------------
authorization of, or declaration, filing, or registration with, any Governmental Entity is required to be obtained or made by the Company or any Subsidiary in connection with the execution and delivery by the Company of this Agreement and the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby, other than (i) filings under the HSR Act and expiration or termination of any applicable waiting period required thereunder; (ii) the filing of the Certificate Amendments with the Secretary of State of the State of Delaware; (iii) compliance with any applicable requirements of the Securities Act; (iv) compliance with any applicable requirements of the Exchange Act; (v) compliance with any applicable state securities laws; and (vi) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Except as set forth on Schedule 4.6, no consent or approval of any person other
                       ------------
than any Governmental Entity is required to be obtained or made by the Company or any Subsidiary in connection with the execution and delivery by the Company of this Agreement and the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby, other than (a) approval of the New York Stock Exchange, (b) such approvals as are required to be received from the holders of Common Stock, (c) approvals under the Credit Facility, and (d) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect.

          4.7.  Subsidiaries.
                ------------
                (a)  Except as otherwise set forth on Schedule 4.7, the
                                                      ------------
Company does not own, directly or indirectly, more than five percent of the capital stock or other securities of any corporation or partnership or have any direct or indirect equity or ownership interest of more than five percent in any other person, other than its Subsidiaries. Schedule 4.7 lists each Subsidiary of the Company as of the date
              ------------
hereof and its respective jurisdiction of incorporation. Each Material Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each such Material Subsidiary has all requisite corporate authority to own, lease, and operate its properties and to carry on its business as now being conducted. Except as otherwise indicated on Schedule 4.7, no actions or proceedings to
                                 ------------
dissolve any Material Subsidiary are pending.

          (b)   Except as otherwise indicated on Schedule 4.7, all the
                                                 ------------
outstanding capital stock or other equity interests of each Subsidiary of the Company is owned directly or indirectly by the Company, free and clear of all Encumbrances and restrictions on voting, sale, transfer or disposition. All outstanding shares of capital stock of each Subsidiary of the Company have been validly issued and are fully paid and nonassessable. No shares of capital stock or other equity interests of any Subsidiary of the Company are subject to, nor have any been issued in violation of, preemptive or similar rights.

          (c) Except for shares of Common Stock owned by the Company or any Subsidiary and as set forth above on Schedule 4.7, there are outstanding (i) no
                                     ------------
shares of capital stock or other voting securities of any Subsidiary of the Company; (ii) no securities of any Subsidiary of the Company convertible into or exchangeable for shares of capital stock or other voting securities of any of any Subsidiary of the Company; (iii) no subscriptions, options, warrants, calls, commitments, preemptive rights or other rights of any kind to acquire from any Subsidiary of the Company, and no obligation of any Subsidiary of the Company to issue or sell, any shares of capital stock or other voting securities of any Subsidiary of the Company or any securities of any Subsidiary of the Company convertible into or exchangeable for such capital stock or voting securities; and (iv) no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to any Subsidiary of the Company. There are no outstanding contractual obligations of any Subsidiary of the Company to repurchase, redeem or otherwise acquire any shares of capital stock or any other securities of the type described in clauses (i)-(iv) of the preceding sentence.

          4.8.  Employee Benefit Plans and Other Agreements.
                -------------------------------------------

                (a)  Disclosure; Delivery of Copies of Relevant Documents and
                     --------------------------------------------------------
Other Information.  Schedule 4.8 contains a complete list of Employee Plans
- -----------------   ------------
which cover or have covered present or former employees, directors or consultants of the Company or any of its Subsidiaries (with respect to their relationship with such entities) (each, a "Company Employee Plan"). True and complete copies of each of the following Company Employee Plan documents have been delivered or made available by the Company to the Purchasers: (i) each Company Employee Plan document (and, if applicable, related trust agreements and all annuity contracts or other funding instruments) and all amendments thereto, all reasonably available written descriptions thereof which have been distributed to the Company's employees and those of its ERISA Affiliates during the last 36 months and a complete description of any Company Employee Plan which is not in writing (including a description of the number and level of employees covered thereby), (ii) the most recent determination or opinion letter issued by the Internal Revenue Service with respect to each Pension Plan and each Welfare Plan (other than a Multiemployer Plan which covers or has covered employees of the Company or any of its ERISA Affiliates (with respect to their relationship with such entities), (iii) for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any governmental agency for each Pension Plan which covers or has covered employees or former employees of the Company or any of its ERISA Affiliates (with respect to their relationship with such entities) (each, a "Company Pension Plan"), (iv) a tabulation of age, salary, service and related data as of the last day of the last plan year for employees of the Company or any of its Subsidiaries and (v) a description setting forth the amount of any liability of the Company as of the Closing Date for payments more than thirty (30) calendar days past due with respect to each Welfare Plan which covers or has covered employees or former employees of the Company or any of its Subsidiaries.

                (b)  Employee Plans.
                     --------------

                     (i)  Pension Plans.
                          -------------

                          (A) The funding method used in connection with each Pension Plan which is subject to the minimum funding requirements of ERISA is acceptable and the actuarial assumptions used in connection with funding each such plan are reasonable. As of the last day of the last plan year of each Pension Plan and as of the Closing Date, the "amount of unfunded benefit liabilities" as defined in Section 4001(a)(18) of ERISA (but excluding from the definition of "current value" of "assets" of such Pension Plan, accrued but unpaid contributions) did not and will not exceed zero. No "accumulated funding deficiency" (for which an excise tax is due or would be due in the absence of a waiver) as defined in Section 412 of the Code or as defined in Section 302(a)(2) of ERISA, whichever may apply, has been incurred with respect to any Pension Plan with respect to any plan year, whether or not waived. Neither the Company nor any ERISA Affiliate has failed to pay when due any "required installment", within the meaning of Section 412(m) of the Code and Section 302(e) of ERISA, whichever may apply, with respect to any Pension Plan. Neither the Company nor any ERISA Affiliate is subject to any lien imposed under Section 412(n) of the Code or Section 302(f) of ERISA, whichever may apply, with respect to any Pension Plan. Neither the Company nor any ERISA Affiliate has any liability for unpaid contributions with respect to any Pension Plan.

                          (B) Neither the Company nor any ERISA Affiliate is required to provide security to any Company Pension Plan under Section 401(a)(29) of the Code.

                          (C) Each Company Pension Plan and each related trust agreement, annuity contract or other funding instrument is qualified and tax-exempt under the provisions of Code Sections 401(a) (or 403(a), as appropriate) and 501(a) and has been so qualified during the period from its adoption to date.

                          (D) Each Company Pension Plan and each related trust agreement, annuity contract or other funding instrument presently complies and has been maintained in compliance, in all material respects, with its terms and, both as to form and in operation, with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such plans, including without limitation ERISA and the Code.

                          (E) The Company has paid all premiums (and interest charges and penalties for late payment, if applicable) due the PBGC with respect to each the Company Pension Plan for each plan year thereof for which such premiums are required. Neither the Company nor any ERISA Affiliate has engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Section 4069 of ERISA. There has been no "reportable event" (as defined in Section 4043(b) of ERISA and the PBGC regulations under such Section) with respect to any Pension Plan. No filing has been made by the Company or any ERISA Affiliate with the PBGC, and no proceeding has been commenced by the PBGC, to terminate any Pension Plan. No condition exists and no event has occurred that could constitute grounds for the termination of any Pension Plan by the PBGC. Neither the Company nor any ERISA Affiliate has, at any time, (1) ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, (2) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, or (3) ceased making contributions on or before the Closing Date to any Pension Plan subject to Section 4064(a) of ERISA to which the Company or any ERISA Affiliate made contributions during the six years prior to the Closing Date.

                    (ii)  Multiemployer Plans.
                          -------------------

                          (A) Neither the Company nor any ERISA Affiliate has, at any time within the last 72 months, maintained, contributed to or been obligated to maintain or contribute to, or withdrawn from, a Multiemployer Plan.

                    (iii) Welfare Plans
                          -------------

                          (A) Each Welfare Plan presently complies and has been maintained in compliance, in all material respects, with its terms and, both as to form and operation, with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Welfare Plan, including without limitation ERISA and the Code.

                          (B)  Except as disclosed on Schedule 4.8, none of the
                                                      ------------
     Company, any ERISA Affiliate or any Welfare Plan has any present or future obligation to make any payment to, or with respect to any present or former employee of the Company or any ERISA Affiliate pursuant to, any retiree medical benefit plan, or other retiree Welfare Plan, and no condition exists which would prevent the Company from amending or terminating any such benefit plan or Welfare Plan.

                          (C) Each Welfare Plan which is a "group health plan," as defined in Section 607(1) of ERISA, has been operated in compliance with provisions of Part 6 of Title I, Subtitle B of ERISA and 4980B of the Code at all times.

                    (iv)   Benefit Arrangements. Each Benefit Arrangement has
                           --------------------
     been maintained in compliance, in all material respects, with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Benefit Arrangement, including without limitation, the Code. Except as set forth in Schedule 4.8 and
                                                          ------------
     except as provided by law, the employment of all persons presently employed or retained by the Company is terminable at will.

                    (v)    Unrelated Business Taxable Income.  No Employee Plan
                           ---------------------------------
     (or trust or other funding vehicle pursuant thereto) is subject to any tax under Code Section 511.

                    (vi)   Deductibility of Payments.  Except as disclosed in
                           -------------------------
     Schedule 4.8, there is no contract, agreement, plan or arrangement covering any present or former employee, director or consultant of the Company or any of its Subsidiaries (with respect to his or her relationship with such entities) that, individually or collectively, provides for the payment by the Company of any amount (i) that is not deductible under Section 162(a)(1) or 404 of the Code or (ii) that is an "excess parachute payment" pursuant to Section 280G of the Code.

                    (vii)  Fiduciary Duties and Prohibited Transactions. Neither
                           --------------------------------------------
     the Company nor any plan fiduciary of any Welfare Plan or Pension Plan, has engaged in any transaction in violation of Sections 404 or 406 of ERISA or any "prohibited transaction," as defined in Section 4975(c)(1) of the Code, for which no exemption exists under Section 408 of ERISA or Section 4975(c)(2) or (d) of the Code, or has otherwise violated the provisions of
     Part 4 of Title I, Subtitle B of ERISA. The Company has not Knowingly participated in a violation of Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Welfare Plan or Pension Plan and has not been assessed any civil penalty under Section 502(l) of ERISA.

                    (viii) Validity and Enforceability.  Each Employee Welfare
                           ---------------------------
     Plan related trust agreement, annuity contract or other funding instrument is legally valid and binding and in full force and effect.

                    (ix)   Litigation.  There is no action, order, writ,
                           ----------
     injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, arbitral action, governmental audit or investigation relating to or seeking benefits under any Employee Plan that is pending, threatened or anticipated against the Company, any ERISA Affiliate or any Employee Plan other than routine claims for benefits.

                    (x)    No Amendments.  Except as disclosed in Schedule 4.8,
                           -------------                          ------------
     neither the Company nor any ERISA Affiliate has any announced plan or legally binding commitment to create any additional Employee Plans which are intended to cover present or former employees, directors or consultants of the Company or any of its Subsidiaries (with respect to their relationship with such entities) or to amend or modify any existing Company Employee Plan.

                    (xi)   No Other Material Liability.  No event has occurred
                           ---------------------------
     in connection with which the Company or any ERISA Affiliate or any Employee Plan, directly or indirectly, could be subject to any material liability
     (A) under any statute, regulation or governmental order relating to any Employee Plan or (B) pursuant to any obligation of Seller to indemnify any person against liability incurred under any such statute, regulation or order as they relate to the Employee Plans.

                    (xii)  Unpaid Contributions.  Neither the Company nor any
                           --------------------
     ERISA Affiliate has any liability for unpaid contributions under Section 515 of ERISA with respect to any Multiemployer Plan.

                    (xiii) Insurance Contracts.  Neither the Company nor any
                           -------------------
     Employee Plan (other than a Multiemployer Plan) holds as an asset of any Employee Plan any interest in any annuity contract, guaranteed investment contract or any other investment or insurance contract issued by an insurance company that is the subject of bankruptcy, conservatorship or rehabilitation proceedings.

                    (xiv)  No Acceleration or Creation of Rights.  Except as
                           -------------------------------------
     disclosed on Schedule 4.8, neither the execution and delivery of this
                  ------------
     Agreement by the Company nor the consummation of the transactions contemplated hereby will result in the acceleration or creation of any rights of any person to benefits under any Employee Plan (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock, the acceleration of the accrual or vesting of any benefits under any Pension Plan or the acceleration or creation of any rights under any severance, parachute or change in control agreement).

          4.9.  SEC Filings.  The Company has filed with the Commission all
                -----------
forms, reports, schedules, statements, and other documents required to be filed by it under the Securities Act, the Exchange Act, and all other Federal securities laws and the rules and regulations promulgated thereunder, during the period from March 31, 1993 to the date of this Agreement (the "SEC Filings").
                                                               -----------
Each SEC Filing was prepared in accordance with, and at the time of filing complied in all material respects with, the requirements of the Securities Act, the Exchange Act or other applicable Federal securities law and the rules and regulations promulgated thereunder, as the case may be, except as the same was corrected or superseded in an amendment to such SEC Filing filed with the Commission. None of the SEC Filings, including, without limitation, any financial statements or schedules included therein, at the time filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, except as the same was corrected or superseded in a subsequent document duly filed with the Commission. The consolidated financial statements

(including, in each case, any related notes thereto) contained in the SEC Filings have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as described therein) and each presents fairly the consolidated financial position of the Company and its consolidated Subsidiaries at the respective dates thereof and the consolidated results of its operations and changes in cash flows for the period indicated (subject to normal year-end audit adjustments in the case of any unaudited interim financial statements).

          4.10.  Absence of Undisclosed Liabilities; Guarantees.
                 ----------------------------------------------

                 (a)  Except as set forth on Schedule 4.10 or to the extent
                                             -------------
disclosed in the SEC Filings filed prior to the date hereof: (i) as of March 29, 1996, neither the Company nor any Subsidiary had any liabilities or obligations (whether accrued, absolute, contingent, unliquidated, or otherwise) which are reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, and (ii) since March 29, 1996, neither the Company nor any Subsidiary has incurred any such material liabilities or obligations, other than those incurred in the ordinary course of business consistent with past practice or pursuant to or as contemplated by this Agreement.

                 (b)  Except as set forth on Schedule 4.10 or to the extent
                                             -------------
disclosed in the SEC Filings filed prior to the date hereof: neither the Company nor any Subsidiary is a party to: (i) any Material Agreement relating to the making of any advance to, or investment in, any Person; or (ii) any Material Agreement providing for a guaranty or other contingent liability with respect to any indebtedness for money borrowed or similar obligation of any Person.

           4.11. Absence of Certain Changes.  Except as set forth on Schedule
                 --------------------------                          --------
4.11 or to the extent disclosed in the Company's Form 10-K for the fiscal year
- ----
ended March 29, 1996, or in SEC Filings filed since March 29, 1996, (i) there has not been any event or occurrences, or series of events or occurrences, which have had, or which are reasonably likely to have, a Material Adverse Effect on the Company, (ii) neither the Company nor any Subsidiary has incurred any liability or engaged in any transaction that is material to the Company and its Subsidiaries taken as a whole, or entered into any Material Agreement, except in the ordinary course of business consistent with past practice, or as contemplated by this Agreement, or (iii) neither the Company nor any Subsidiary is in default under (and no event has occurred which with the lapse of time or action by a third party could result in a default under) any Material Agreement (except with respect to the Credit Facility).

          4.12.  Compliance With Laws.  Except as set forth on Schedule 4.12,
                 --------------------                          -------------
(i) the Company and its Subsidiaries are in compliance with all Applicable Laws other than violations which, do not and will not, individually or in the aggregate, have a Material Adverse Effect on the Company; (ii) each of the Company and its Subsidiaries has obtained and holds all material permits, licenses, variances, exemptions, orders, franchises, approvals and authorizations of all Governmental Entities necessary for the lawful conduct of its business or the lawful ownership, use and operation of its assets, except when the failure to do so does not and will not, individually or in the aggregate, have a Material Adverse Effect on the Company; (iii) neither the Company nor any of its Subsidiaries has received any written notice of violation of any Applicable Law, which has not been dismissed or otherwise disposed of, that the Company or any Subsidiary has not so complied other than with respect to violations of Applicable Law which do not and will not, individually or in the aggregate, have a Material Adverse Effect on the Company; and (iv) neither the Company nor any of its Subsidiaries is charged or, to the best Knowledge of the Company, threatened with, or, to the best Knowledge of the Company, under investigation with respect to, any violation of any Applicable Law, including Environmental Laws, relating to any aspect of the business of the Company or any Subsidiary other than violations which do not and will not, individually or in the aggregate, have a Material Adverse Effect on the Company.

          4.13.  Litigation.  The Company has delivered to the Purchasers an
                 ----------
accurate list of all Proceedings pending or, to the best Knowledge of the Company, threatened against or involving the Company or any Subsidiary (or any of their respective directors or officers in connection with the business or affairs of the Company or any Subsidiary) or any properties or rights of the Company or any Subsidiary as of the date hereof. Any and all liabilities of the Company and the Subsidiaries under such Proceedings that are probable and subject to reasonable estimation within the meaning of generally accepted accounting principles are adequately covered (except for standard deductible amounts) by the existing insurance maintained by the Company or estimates in accordance with generally accepted accounting principles for the uninsured costs thereof are reflected in the financial statements of the Company. Except as set forth on Schedule 4.13, the Company has no Knowledge of any facts that are
         -------------
likely to give rise to any additional Proceedings that would reasonably be expected to have a Material Adverse Effect on the Company. As of the date hereof, there are no Proceedings (including with respect to Environmental Laws) pending or, to the best Knowledge of the Company, threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement , the Ancillary Agreements or the transactions contemplated hereby or thereby.

          4.14.  True and Complete Disclosure.  The representations and
                 ----------------------------
warranties of the Company set forth with this Agreement, the information included in the Schedules, and in any certificates delivered pursuant to Section
7.3 of this Agreement are true and accurate in all material respects on the date as of which such information is dated and not incomplete by omitting to state any material fact necessary to make the statements of fact contained therein, in the light of the circumstances under which they were made, not misleading at such date. All financial projections prepared and furnished by the Company to the Purchasers were prepared in good faith on the basis of assumptions believed to be reasonable at the time such projections were prepared.

          4.15.  Taxes.
                 -----

                 (a)  Except as set forth on Schedule 4.15:
                                             -------------

                      (i) The Company and its Subsidiaries have filed, or been included in, all Tax Returns required to be filed by them on or before the Closing Date (taking into account all extensions for filing such Tax Returns) and all such Tax Returns are correct and complete in all material respects. Each affiliated group with which any of the Company and its Subsidiaries files a consolidated or combined Tax Return has filed all such Tax Returns that it was required to file for each taxable period during which any of the Company and its Subsidiaries was a member of the group. All such consolidated and combined Tax Returns were correct and complete in all materials respects;

                      (ii) All material Taxes due and payable by the Company and/or its Subsidiaries (whether or not shown on any Tax Return) have been timely paid in full. All material income Taxes owed by any affiliated group with which any of the Company and its Subsidiaries files a consolidated or combined Tax Return (whether or not shown on any Tax Return) have been paid for each taxable period during which any of the Company and the Subsidiaries was a member of the group;

                      (iii) There are no liens or encumbrances related to Taxes on any of the assets of the Company or its Subsidiaries (other than for current Taxes net yet due and payable);

                      (iv) The Company and its Subsidiaries have withheld all material Taxes required to have been withheld and paid by them or on their behalf in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, and such withheld Taxes have either been duly paid to the proper governmental authority or set aside in accounts for such purpose;

                      (v) None of the Company and its Subsidiaries (A) has been a member of any affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which is the Company) and (B) has any liability for the Taxes of any person as defined in Section 7701(a)(1) of the Code (other than the Company and its Subsidiaries) under Treas. Reg. (S) 1.1502-6 (or any similar provision of state, local, or foreign tax), as a transferee or successor, by contract, or otherwise;

                      (vi) The charges, accruals and reserves for Taxes (including deferred Taxes) currently reflected on the Financial Statements in accordance with GAAP are adequate in the reasonable estimation of the Company to cover all unpaid Taxes accruing or payable by the Company and its Subsidiaries in respect of taxable periods that end on or before the Closing Date and for any taxable periods that begin before the Closing Date and end thereafter to the extent such Taxes are attributable to the portion of such period ending on the Closing Date (determined under the closing of the books method of allocation);

                      (vii) The Company and its Subsidiaries have no Tax deficiency or claim assessed or, to the best of the Company's Knowledge, proposed or threatened (whether orally or in writing) against any of them, except to the extent that adequate liabilities or reserves with respect thereto are accrued on the Financial Statements in accordance with GAAP or
     (i) such deficiency or claim is being contested in good faith by appropriate proceedings, (ii) no such accrual is required by GAAP and (iii) the nature and amount of the disputed Tax is set forth on Schedule 4.15.
                                                               -------------

                     (viii) None of the Company or any of its Subsidiaries has made any payments, nor is any of them obligated to make any payments, and is not a party to any agreements that could obligate it to make any payments, that will not be deductible under Code Section 280G.

                 (b)  Schedule 4.15 lists all federal, state, local, and
                      -------------
foreign Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. Correct and complete copies of all federal Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company or any of its Subsidiaries since March 31, 1992 have been delivered to Purchaser.

          4.16.  Environmental Matters.
                 ---------------------

                 (a)  For purposes of this Section, the term "Company" shall
                                                              -------
include (i) the Company, (ii) any Affiliates of the Company, (iii) the Business,
(iv) all partnerships, joint ventures and other entities or organizations in which Company or the Business was at any time or is a partner, joint venturer, member or participant, and (v) all predecessor or former corporations, partnerships, joint ventures, organizations, businesses or other entities, whether in existence as of the date hereof or at any time prior to the date hereof, the assets or obligations of which have been acquired or assumed by Company or the Business or to which Company or the Business has succeeded.

                 (b)  Except as disclosed in Schedule 4.16, the Company and its
                                             -------------
Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased or otherwise operated by any of them; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) reasonably believe that each of their Environmental Permits will be renewed effective prior to the expiration of such Environmental Permit currently in effect, except where the failure to so comply with such Environmental Laws, hold or comply with such Environmental Permits or timely renew such Environmental Permits is not reasonably expected to have a Material Adverse Effect.

                 (c)  Except as set forth on Schedule 4.16, the Company and its
                                             -------------
Subsidiaries have not received any notice of alleged, actual or potential responsibility for, or any inquiry or investigation regarding, any Environmental Condition except where such Environmental Condition is not reasonably expected to have a Material Adverse Effect. The Company has not received any notice of any other claim, demand or action by any individual or entity alleging any actual or threatened injury or damage to any person, property, natural resource or the environment arising from or relating to any Release or threatened Release of any Hazardous Materials at, on, under, in, to or from any Facility or any former Facilities, or in connection with any operations or activities of the Company or any of its Subsidiaries except with respect to any claim, demand or action which is not reasonably expected to have a Material Adverse Effect on the Company.

                 (d)  Except as disclosed in Schedule 4.16 or with respect to
                                             -------------
such matters as have been fully and finally resolved and as to which there are no remaining obligations Known or reasonably anticipated, neither the Company nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, nor is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum, relating to compliance with or liability under any Environmental Law, except where such obligations, consent decrees, orders, settlement or other agreements is not reasonably expected to have a Material Adverse Effect.

                 (e)  Except as disclosed in Schedule 4.16 or, for real
                                             -------------
property formerly owned or leased by the Company, for actions of third parties occurring after the Company's disposition, Hazardous Materials have not been transported, disposed of, emitted, discharged or otherwise Released or threatened to be Released, to or at any real property presently or formerly owned or leased by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other location, which Hazardous Materials are reasonably expected to (i) give rise to liability of the Company or any Subsidiary under any applicable Environmental Law, except where such liability is not reasonably expected to have a Material Adverse Effect, or (ii) interfere with the Company's or any Subsidiary's continued operations, except where such interference is not reasonably expected to have a Material Adverse Effect or (iii) impair the fair saleable value of any real property owned or leased by the Company or any Subsidiary, except for such impairment as is not reasonably expected to have a Material Adverse Effect.

                 (f)  Except as disclosed in Schedule 4.16, neither the Company
                                             -------------
nor any of its Subsidiaries has assumed or retained, by contract or operation of law in connection with the sale or transfer of any assets or business, liabilities arising from or associated with or otherwise in connection with such assets or business of any kind, fixed or contingent, Known or not Known, under any applicable Environmental Law, except where such liabilities are not reasonably expected to have a Material Adverse Effect.

                 (g) True, complete and correct copies of the written reports, and all parts thereof, of all environmental audits or assessments which have been conducted in respect of any Facility or any former Facility within the past five years, either by the Company or any attorney, environmental consultant or engineer engaged for such purpose, have been delivered to the Purchasers and a list of all such reports, audits and assessments and any other similar report, audit or assessment of which the Company has Knowledge is included on Schedule
                                                                      --------
4.16.
- ----

          4.17.  Insurance.  Schedule 4.17 sets forth a list of the insurance
                 ---------   -------------
policies held by, or for the benefit of, the Company and its Subsidiaries. Each of the Company and its Subsidiaries carry, and will continue to carry, insurance with reputable insurers (except as to self-insurance) with respect to such of their respective properties and business, in such amounts and against such risks as is customarily maintained by other entities of similar size engaged in similar businesses (which may include self-insurance in amounts customarily maintained by companies similarly situated or has been maintained in the past by the Company and its Subsidiaries). None of such insurance was obtained through the use of materially false or misleading information or the failure to provide the insurer with all material information requested in order to evaluate the liabilities and risks insured. Neither the Company nor any of its Subsidiaries has received any notice of cancellation or non-renewal of any insurance policies or binders.

          4.18.  Title to Assets, Etc.  Except for Permitted Encumbrances, the
                 --------------------
Company and its Subsidiaries have good and marketable title to or valid and subsisting leasehold interests in all assets material to their businesses as currently conducted and, except as set forth on Schedule 4.18, none of the material assets is subject to any Encumbrance, except for Encumbrances which, individually or in the aggregate, are not substantial in amount and do not materially detract from the value of the property or assets of the Company and its Subsidiaries taken as a whole or interfere with the present use of such property or assets (taken as a whole) and have not arisen other than in the ordinary course of business. The Company and each Subsidiary has in all material respects performed all the obligations required to be performed by it with respect to all material assets leased by it through the date hereof, except where the failure to perform would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole. All such leases are valid, binding and enforceable with respect to the Company and its Subsidiaries in accordance with their terms and are in full force and effect; no event of default has occurred which constitutes a default thereunder on the part of the Company or any Subsidiary and the Company has no Knowledge of the occurrence of any event of default which constitutes a default thereunder by any other party which defaults are reasonably likely to have a Material Adverse Effect on the Company.

          4.19.  Condition of Tangible Assets.  The Facilities of the Company
                 ----------------------------
and its Subsidiaries and the Fixtures and Equipment are in good operating condition and repair (except for ordinary wear and tear) are reasonably sufficient for the operation of the business of the Company and its Subsidiaries as presently conducted and are in conformity, in all material respects, with all Applicable Laws, ordinances, orders, regulations and other requirements (including applicable zoning, environmental, motor vehicle safety or standards, occupational safety and health laws and regulations) relating thereto currently in effect, except where the failure to conform would not have a Material Adverse Effect on the Company.

          4.20.  Contracts and Commitments.  Except for documents set forth on
                 -------------------------
Schedule 4.20 or listed as exhibits to the Company's Annual Report on Form 10-K
- -------------
for the fiscal year ended March 29, 1996, neither the Company nor any Subsidiary is a party to any Material Agreement. Except as set forth on Schedule 4.20,
                                                             -------------
neither the Company nor any Subsidiary is (and, to the Knowledge of the Company, no other party is) in material breach or violation of, or default under any Material Agreement to which it is a party, the breach or violation of which is reasonably likely to have a Material Adverse Effect on the Company.

          4.21.  Books and Records.  The Company has made and kept (and given
                 -----------------
the Purchasers access to) books and records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of the Company and its Subsidiaries, taken as a whole. The minute books of the Company and each Subsidiary previously made available to the Purchasers accurately and adequately reflect all action previously taken by the stockholders, the board of directors and committees of the board of directors of the Company and each of the Subsidiaries.

          4.22.  Labor Matters.   Since March 31, 1993, neither the Company nor
                 -------------
any of its Subsidiaries has experienced any attempt by organized labor or its representatives to make the Company or such Subsidiary conform to demands of organized labor relating to its employees or to enter into a binding agreement with organized labor that would cover the employees of the Company or any Subsidiary. The Company and its Subsidiaries are in compliance with all Applicable Laws respecting employment practices, terms and conditions of employment and wages and hours except where noncompliance would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, and, to the Company's Knowledge, are not engaged in any unfair labor practice. There is no unfair labor practice charge or complaint against the Company or any Subsidiary pending before the National Labor Relations Board or any other governmental agency arising out of the activities of the Company or any of its Subsidiaries, and the Company has no Knowledge of any facts or information which would give rise thereto. There is no labor strike or labor disturbance pending or, to the Company's Knowledge, threatened against the Company or any of its Subsidiaries. There is no grievance currently being asserted and neither the Company nor any Subsidiary has experienced since March 31, 1993, a work stoppage or other labor difficulty which grievance, work stoppage or other labor difficulty is reasonably likely to have a Material Adverse Effect on the Company.

          4.23.  Payments.  Neither the Company nor any of its Subsidiaries
                 --------
has, or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of the Company or its Subsidiaries and which the Company Knows or has reason to believe to have been illegal under any federal, state or local laws of the United States (including, without limitation the U.S. Foreign Corrupt Practices Act) or any other country having jurisdiction; and neither the Company nor any of its Subsidiaries has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers.

          4.24.  Information.  The information contained in the Proxy Material
                 -----------
(other than information with respect to the Purchasers, or any of their Affiliates which shall have been supplied in writing by them or any of their authorized representatives for use in or in preparing the Proxy Material) will not, at the date of mailing to the Company's stockholders or at the date of the Stockholders Meeting, contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact required to be stated therein or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meeting. The Proxy Material will comply as to form in all material respects with the Exchange Act and the rules and regulations of the SEC thereunder.

          4.25.  Board Recommendations.  By a vote of the directors present at
                 ---------------------
a meeting of the board of directors of the Company (which meeting was duly called and held and at which a quorum was present at all times), the board of directors has (i) approved and adopted (A) this Agreement, including the issuance of the Securities, (B) the Company's entering into the Ancillary Agreements, and (C) the Certificate Amendments, and (ii) resolved to recommend to the Company's stockholders approval of the transactions contemplated hereunder and under the

Ancillary Agreements, including issuance of the Securities to the Purchasers pursuant to this Agreement.

          4.26.  Intellectual Property.
                 ---------------------

                 (a) The Company and its Subsidiaries either own or have valid licenses or other rights to use all patents, copyrights, trademarks, software, databases, data, other technical information used in their businesses as presently conducted ("Proprietary Rights"), subject to the limitations
                      ------------------
contained in the agreements governing the use of the same, with such exceptions as would not result in a Material Adverse Effect on the Company. There are no limitations contained in the agreements of the type described in the immediately preceding sentence which, upon consummation of the transactions contemplated hereunder, will alter or impair any such rights, breach any such agreement with any third party vendor, or require payments of additional sums thereunder, except any such limitations that would not have a Material Adverse Effect on the Company. The Company and its Subsidiaries are in compliance in all material respects with such licenses and agreements and, except as set forth on Schedule
                                                                       --------
4.26, there are no pending or, to the best Knowledge of the Company or any
- ----
Subsidiary, threatened Proceedings challenging or questioning the validity or effectiveness of any license or agreement relating to such property or the right of the Company or any Subsidiary to use, copy, modify or distribute the same.

                 (b)  No person has a right, other than those set forth on
Schedule 4.26 to receive a royalty or similar payment in respect of any material
- -------------
Proprietary Rights whether or not pursuant to any contractual arrangements entered into by the Company or its Subsidiaries.

          4.27.  Securities Offerings.
                 --------------------

                 (a)  Except as set forth on Schedule 4.27, since March 31,
                                             -------------
1993, the Company has not sold any securities other than securities registered pursuant to the Securities Act.

                 (b) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) of the Company
                                                  ------------
has, directly or through any agent (provided that no representation is made as to the Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) that is or will be integrated with the offering and sale of the Securities in a manner that would require the registration of the Securities under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Securities.

          4.28.  No Other Agreements to Sell the Assets or the Company.  Except
                 -----------------------------------------------------
as contemplated by this Agreement, none of the Company or any of its Subsidiaries have any legal obligation, absolute or contingent, to any other person or firm to sell the capital stock, material assets or business of the Company or any Subsidiary or to effect any merger, consolidation, liquidation, dissolution, recapitalization or other reorganization (except as to the reorganization of the Company's operating units as previously disclosed to the Purchasers) of the Company or any Subsidiary or to enter into any agreement with respect thereto.

          4.29.  No Brokers.  The Company has not employed, and is not subject
                 ----------
to the valid claim of, any broker, finder, consultant or other intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or commission from the Company in connection with such transactions, except for Donaldson, Lufkin & Jenrette Securities Corporation and Environmental Financial Consulting Group, Inc.

          4.30.  Convertible Exchangeable Preferred Stock.  The entering into
                 ----------------------------------------
this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the filing of the Certificate Amendments with the office of the Secretary of State of the State of Delaware, do not and will not violate or conflict with the terms of, or require the approval of holders of, the Convertible Exchangeable Preferred Stock.


                                   ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF PURCHASERS
                 --------------------------------------------

          Each Purchaser hereby represents and warrants to the Company as follows:

          5.1.  Organization of Purchaser.  Purchaser is a limited partnership
                -------------------------
duly formed and validly existing and in good standing as a limited partnership under the laws of its jurisdiction of formation and has full partnership power and authority to carry on its business as currently being conducted.

          5.2.  Authorization.  Purchaser has full partnership power and
                -------------
authority to execute and deliver this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Purchaser of this Agreement and the Ancillary Agreements, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary partnership action of the Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes, and each Ancillary Agreement executed or to be executed by Purchaser has been, or when executed will be, duly executed and delivered by Purchaser and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          5.3.  Noncontravention. The execution and delivery by Purchaser of
                ----------------
this Agreement and the Ancillary Agreements and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a violation of any provision of the agreement of limited partnership or other governing agreement of Purchaser, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the properties of Purchaser, or (iv) violate any Applicable Law binding upon Purchaser, except, in the case of clauses (ii),
(iii), and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, or Encumbrances which would not, individually or in the aggregate, materially and adversely affect the ability of the Purchaser to consummate the transactions contemplated hereby.

          5.4.  Consents and Appeals.  No consent, approval, order or
                --------------------
authorization of, or declaration, filing or registration with, any Government Entity is required to be obtained or made by Purchaser in connection with the execution and delivery by Purchaser of this Agreement and the Ancillary Agreements or the consummation of the transaction contemplated hereby and thereby other than (i) filings under the HSR Act and expiration or termination of any applicable waiting period required thereunder and (ii) any filings required under Section 13 of the Exchange Act and Rule 13d-1 under the Exchange Act and (iii) such consents, approvals, orders or authorization which, if not made, would not, individually or in the aggregate, materially and adversely affect the ability of the Purchaser to consummate the transactions contemplated hereby.

          5.5.   Purchase for Investment.
                 -----------------------

                 (a) Purchaser and each of its partners has been furnished with all information that it has requested for the purpose of evaluating the proposed acquisition of the Securities pursuant hereto, and Purchaser (and each of its partners) has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operations, financial condition and prospects and the terms and conditions of the issuance of the Securities.

                 (b) Purchaser is acquiring the Securities solely by and for its own account, for investment purposes only and not for the purpose of resale or distribution; and neither Purchaser nor any of its partners has any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer of pledge to such person or anyone else any Securities; and neither Purchaser nor any of its partners has any present plans or intentions to enter into any such contract, undertaking or arrangement.

                 (c) Purchaser and each of its partners acknowledges and understands that (i) no registration statement relating to the Securities, the Conversion Shares or the Warrant Shares has been or is to be filed with the Commission under the Securities Act or pursuant to the securities laws of any state; (ii) the Securities, the Conversion Shares and the Warrant Shares cannot be sold or transferred without compliance with the registration provisions of the Securities Act or compliance with exemptions, if any, available thereunder;
(iii) the certificates representing the respective Securities will include a legend thereon that refers to the foregoing; and (iv) the

Company has no obligation or intention to register the Securities, Conversion Shares or the Warrant Shares under any federal or state securities act or law; except to the extent, in each case, that the terms of the Registration Rights Agreement shall otherwise provide.

                 (d) Purchaser and each of its partners (i) is an "accredited investor" as defined in Rule 501 of Regulation D; (ii) has such knowledge and experience in financial and business matters in general that it has the capacity to evaluate the merits and risks of an investment in the Securities and to protect its own interest in connection with an investment in the Securities;
(iii) has such a financial condition that it has no need for liquidity with respect to its investment in the Securities to satisfy any existing or contemplated undertaking, obligation or indebtedness; and (iv) is able to bear the economic risk of its investment in the Securities for an indefinite period of time.

          5.6.   Disclosure Documents.  None of the information with respect to
                 --------------------
Purchaser or any of its Affiliates which shall have been supplied in writing by Purchaser for inclusion in the Proxy Material will at the date of mailing of the Proxy Material to the Company's stockholders contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact required to be stated therein or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meeting.

          5.7.   No Brokers.  Purchaser has not employed, and is not subject to
                 ----------
the valid claim of, any broker, finder, consultant or other intermediary in connection with the transactions contemplated by this Agreement who might be entitled to a fee or commission in connection with such transactions.

                                  ARTICLE VI


                          ACTIONS BY THE COMPANY AND
                          --------------------------
                      THE PURCHASERS PRIOR TO THE CLOSING
                      -----------------------------------

          The Company and each Purchaser covenants as follows for the period from the date hereof through the Closing Date:

          6.1.   Meeting of Stockholders; Proxy Statement; Certificate
                 -----------------------------------------------------
Amendments.
- ----------

                 (a) The Company shall take all action necessary in accordance with Applicable Law and the Certificate of Incorporation and Bylaws to duly call, give notice of, convene and hold a meeting of its stockholders, which meeting may be the Company's annual meeting of stockholders (the "Stockholders Meeting") as promptly as practicable after the date hereof to consider and vote upon the adoption and approval of the transaction as contemplated hereunder (including, without limitation, the Certificate Amendments and proposals (the "Ancillary Proposals") to amend the Certificate of Incorporation to (i) delete
 -------------------
the classification of the Company's Board of Directors set forth in Article Seventh of the Certificate of Incorporation and (ii) to delete the cumulative voting for directors of the Company as set forth in Article Ninth of the Certificate of Incorporation). The stockholder vote required for the adoption and approval of the transactions contemplated hereunder shall be the vote or votes required by Applicable Law, the Certificate of Incorporation and the rules of the New York Stock Exchange, as represented by the Company in
Section 4.6. Except as provided in Section 6.1(b) below, the board of directors of the Company shall (i) recommend to the Company's stockholders that they vote in favor of the adoption and approval of all matters necessary to effectuate the transactions contemplated hereunder, (ii) use its reasonable best efforts to solicit from the Company's stockholders proxies in favor of such adoption and approval, and (iii) take all other action reasonably necessary to secure a vote of the Company's stockholders in favor of such adoption and approval. The Company shall also use its reasonable best efforts to obtain a statement from all of its executive officers and directors who own shares of Common Stock that such persons intend to vote all such shares of Common Stock in favor of the transactions contemplated hereunder at the Stockholders Meeting.

                 (b) As promptly as practicable after the date hereof, the Company shall take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to (i) prepare and file with the Commission any documents or materials, including, but not limited to, the Proxy Materials, pertaining to the issuance of the Securities and the Stockholders Meeting, (ii) have the Proxy Materials cleared by the Commission (including with respect to clauses (i) and (ii) by consulting with the Purchasers and responding promptly to any comments from the Commission) and (iii) take such action as may be required to be taken under applicable state securities or blue sky laws in connection with the issuance of the Securities, the Conversion Shares or the Warrant Shares. Except to the extent otherwise determined in good faith by the Company's board of directors in the exercise of its fiduciary duties, taking into account the advice of outside counsel, the Proxy Materials shall contain the recommendation of the Board of Directors that stockholders of the Company vote in favor of the adoption and approval of all matters necessary to effectuate the transactions contemplated hereunder. The Company shall notify the Purchasers promptly of the receipt of any comments on, or any requests for amendments or supplements to, the Proxy Materials by the Commission, and the Company shall supply the Purchasers with copies of all correspondence between it and its representatives, on the one hand, and the Commission or members of its staff, on the other, with respect to the Proxy Materials. The Company, after consultation with the Purchasers, shall use its reasonable best efforts to respond promptly to any comments made by the Commission with respect to the Proxy Materials. The Company and the Purchasers shall cooperate with each other in preparing the Proxy Materials, and the Company and the Purchasers shall each use its reasonable best efforts to obtain and furnish the information required to be included in the Proxy Materials. The Company and the Purchasers each agrees promptly to correct any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company further agrees to take all steps necessary to cause the Proxy Statement as so corrected to be filed with the Commission and to be disseminated promptly to holders of shares of the Common Stock, in each case as and to the extent required by Applicable Law.

                 (c) As promptly as practicable after the date hereof, the Company shall provide the Purchasers with the form of the Certificate Amendments (excluding the Certificate of Designations) substantially in the form to be included in the Proxy Materials and to be filed with the Secretary of State of the State of Delaware. The form of Certificate Amendments are subject to the approval of the Purchasers, which approval shall not be unreasonably withheld.

          6.2.   Stock Exchange Approval.  The Company shall use its reasonable
                 -----------------------
best efforts and take all action necessary to obtain the confirmation of the New York Stock Exchange that the transactions contemplated hereby (including the Certificate Amendments) will not violate Section 313 of the New York Stock Exchange Listed Company Manual.

          6.3.   Continuing Operations.  From the date of this Agreement to the
                 ---------------------
earlier of (i) the Closing Date or (ii) the termination of this Agreement in accordance with its terms (the "Interim Period"), the Company and its
                                --------------
Subsidiaries shall conduct their business in the ordinary and usual course, and, except as set forth on Schedule 6.3, neither the Company nor any Subsidiary
                       ------------
shall, without the prior consent of Purchasers except as expressly contemplated hereby:

                 (a) amend its charter or bylaws; split (including any reverse split), combine, or reclassify any shares of its capital stock; adopt resolutions authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization, or other reorganization of the capital structure of the Company or any Subsidiary; or make any other material changes in its capital structure;

                 (b) except in the ordinary course of business consistent with past practice, (i) incur any material liability or obligation, (ii) become liable or responsible for the material obligations of any other Person (other than wholly owned Subsidiaries) or (iii) pay, discharge, or satisfy any material claims, liabilities, or obligations (whether accrued, absolute, contingent, unliquidated, or otherwise, and whether asserted or unasserted), other than the payment, discharge, or satisfaction, in the ordinary course of business consistent with past practice, of liabilities reflected or reserved against in the financial statements; provided that, in no event shall any of the Companies enter into any settlement or compromise of any litigation or claims involving liability in excess of $1,000,000, without the prior written approval of the Purchasers;

                 (c) incur any indebtedness for borrowed money, other than revolving debt and letters of credit under the Credit Facility and up to an aggregate of $2,000,000 of debt for capital assets;

                 (d) make any loans or advances to any person, other than (i) advances to employees in the ordinary and usual course of business and (ii) transactions among or between the Company and its Subsidiaries with respect to cash management conducted in the ordinary and usual course of business;

                 (e) declare or pay any dividend or make any other distribution with respect to its capital stock, other than dividends paid by any Subsidiary to the Company or another Subsidiary in the ordinary and usual course of business or to the holders of the Convertible Exchangeable Preferred Stock as required pursuant to the terms of the Convertible Exchangeable Preferred Stock Certificate of Designations;

                 (f) issue, sell, or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, or otherwise) any of its capital stock or other securities other than as contemplated herein or pursuant to stock options issued and outstanding as of the date hereof or purchase or otherwise acquire any of its capital stock, employee or director stock options or debt securities;

                 (g) subject to Encumbrance any of its assets or properties, other than Permitted Encumbrances and Encumbrances permitted under the Credit Facility;

                 (h) other than in the ordinary course of business and sales of non-core assets of up to $3,000,000 in the aggregate, sell, lease, transfer, or otherwise dispose of, directly or indirectly, any assets, or waive, release, grant, or transfer any rights of value;

                 (i) acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof, create or make any investment in any Subsidiary (other than a wholly owned Subsidiary); or make any other investment or expenditure of a capital nature or binding commitment therefor, other than in amounts already included in the capital expenditure budget for the Company and its Subsidiaries for the fiscal year ended March 29, 1997, as previously provided to and approved by Purchasers;

                 (j) enter into, adopt, or (except as may be required by law) amend or terminate any collective bargaining agreement or any Benefit Plan; approve or implement any employment severance arrangements (other than payments made under the Company's existing severance policy in accordance with past practice) or retain or discharge any officers and executive management personnel; authorize or enter into any employment, severance, consulting services or other agreement with any directors, officers and executive management personnel or any of their Affiliates; or change the compensation or benefits provided to any director, officer, or employee as of March 29, 1996, other than arrangements previously disclosed to Purchaser;

                 (k) enter into any contract, agreement or lease involving total value or consideration or liability in excess of $50,000,000 or other commitment (not including cost reimbursable contracts) which other commitment involves any material risk of loss to the business, assets, properties, or financial position of the Company and its Subsidiaries; or, except as provided for in Section 6.12, amend, modify, or change in any materially adverse respect any of the agreements pertaining to existing indebtedness or any other existing contract agreement or lease involving total value or consideration or liability in excess of $50,000,000, or other commitment which is material to the business, assets, properties, or financial position of the Company and its Subsidiaries, taken as a whole;

                 (l) enter into any speculative or commodity swaps, hedges or other derivatives transactions or purchase any securities for investment purposes, other than in connection with cash management of the Company;

                 (m) grant any option or preferential right to purchase or enter into any other agreements that could adversely affect the marketability of any material asset of the Company or any Subsidiary.

          6.4.   Press Releases.  Except as may be required by applicable law
                 --------------
by the rules of any national securities exchange, neither Purchasers nor the Company shall issue any press release with respect to this Agreement or the transactions contemplated hereunder without the prior consent of the Company in the case of the Purchasers, and of Carlyle in the case of the Company (which consent shall not be unreasonably withheld under the circumstances). Any such press release required by applicable law or by the rules of any national securities exchange shall only be made after reasonable notice to the other party.

          6.5.   Additional Financial Statements.  During the period from the
                 -------------------------------
date hereof through the Closing Date, as soon as reasonably practicable after they become available, the Company shall furnish to the Purchasers (i) the quarterly consolidated financial statements of the Company and its consolidated Subsidiaries, which shall have been prepared in accordance with GAAP and on a basis consistent with past practice and (ii) all monthly financial statements or reports of the Company and its consolidated Subsidiaries, which shall have been prepared in a manner consistent with past practice.

          6.6.   Investigations and Access.  The Company agrees to permit the
                 -------------------------
Purchasers and their agents and representatives reasonable access during normal business hours to (i) the premises of the Company and its Subsidiaries and (ii) all the books, computer software application systems, files and records of the Company and its Subsidiaries, including, but not limited to, lease, loan, real estate, financial, tax and personnel files and records, and to furnish the Purchasers such financial and operating data and other information with respect to the business, assets and properties of the Company as the Purchasers shall reasonably request. The Company will authorize its accountants to provide the Purchasers, in accordance with such accountant's internal policies, with their working papers for the Company's financial statements. The Company shall deliver true, correct and complete copies of all resolutions, and minutes of all meetings, reflecting any action taken by the Company stockholders, board of directors or committees of the board of directors and by each Subsidiary during the period from the date hereof through the Closing Date.

          6.7.   Notification of Certain Matters.  The Company shall give
                 -------------------------------
prompt notice to the Purchasers, and the Purchasers shall give prompt notice to the Company, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect any time from the date hereof to the Closing Date and (ii) any material failure of the Company or the Purchasers, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and each party shall use all reasonable efforts to remedy such failure. In addition, the Company shall give prompt notice to the Purchasers of any material developments involving the operations or activities of the Company or its Subsidiaries.

          6.8.   No Solicitation.  Prior to the Closing (or the earlier
                 ---------------
termination of this Agreement by the Purchasers), neither the Company nor any of its Affiliates nor any of their respective directors, officers, employees, representatives or agents, shall directly or indirectly, solicit or initiate any discussions, submissions of proposals or offers or negotiations with, participate in any negotiations or discussions with, or provide any information or data of any nature whatsoever to, or otherwise cooperate in any other way with, or assist or participate in, facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group, other than Purchasers and their respective partners, employees, representatives, agents and Affiliates, concerning any Alternative Transaction, provided, however, that nothing contained in this Section 6.8 shall prohibit the Board of Directors of the Company from (i) furnishing information or affording access to properties, books or records to, or entering into discussions or negotiations with, any person or entity in connection with any unsolicited bona fide proposal by such person or entity to enter into any Alternative Transaction or entering into an Alternative Transaction if, and only to the extent that, (A) such Board of Directors, after consultation with outside legal counsel (which may include its regularly engaged outside legal counsel) determines in good faith that such action is required for the Board of Directors to comply with its fiduciary duties imposed by applicable law and (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, the Company provides written notice to the Purchasers to the effect that it is furnishing information or affording access to properties, books or records to, or entering into discussions or negotiations with, such person or entity and (y) receives from such person or entity an executed confidentiality agreement on terms and in form customary for similar transactions or (ii) complying with Rule 14e-2 promulgated under the Exchange Act, with regard to an Alternative Transaction. For purposes of this Agreement, "Alternative Transaction" means
                                               -----------------------
any merger, consolidation, sale of substantial assets, sale of shares of capital stock or other equity securities, recapitalization, debt restructuring (other than as provided in Section 6.12) or similar transaction involving the Company or any Subsidiary, or any division of the Company or any Subsidiary. As part of the written notice provided to the Purchaser pursuant to clause (i)(B) above, the Company shall indicate the identity of the offeror and the terms and conditions of any proposals or offers or the nature of any inquiries or contacts, and thereafter shall use reasonable efforts to keep Purchasers informed, on a current basis, of the status and terms of any such proposals or offers and the status of any such discussions or negotiations. The Company shall not release any third party from, or waive any provision of, any confidentiality or standstill agreement to which the Company is a party except the Company may provide to any third party a release or waiver of any standstill agreement to which the Company is a party which release or waiver is reasonably necessary for such third party to make, and for the Board of Directors to consider, any unsolicited bona fide proposal to enter into any Alternative Transaction.

          6.9.   HSR Act Notification.  To the extent it is determined that the
                 --------------------
HSR Act will be applicable to the transactions as contemplated hereunder, each of the affected parties hereto shall (i) file or cause to be filed, as promptly as practicable after the execution and delivery of this Agreement and in no event later than ten business days after the date of this Agreement, with the

Federal Trade Commission and the United States Department of Justice, all reports and other documents required to be filed by such party under the HSR Act concerning the transactions contemplated hereby and (ii) promptly comply with or cause to be complied with any requests by the Federal Trade Commission or the United States Department of Justice for additional information concerning the Transaction, in each case so that the waiting period applicable to this Agreement and the transaction contemplated hereby under the HSR Act shall expire as soon as practicable after the execution and deliver), of this Agreement. Each party hereto agrees to request, and to cooperate with the other party or parties in requesting, early termination of any applicable waiting period under the HSR Act.

          6.10.  Employee Matters.
                 ----------------

                 (a) On or prior to the Closing, the Company shall use its reasonable best efforts to enter into employment agreements with the individuals listed on Schedule 6.10, the terms and conditions of which are summarized on
          -------------
Schedule 6.10 and will include a reasonable and customary noncompetition
- -------------
agreement and an award to such individuals of incentive stock options. The employment agreement, and all terms and conditions thereof, are subject to the prior approval of the Purchasers. Such employment agreements shall supersede any existing employment or severance agreements between the Company and such employees.

                 (b) On or prior to the Closing, the Company shall adopt an amendment to the Company's Non-Employee Directors Retirement Plan in the form attached hereto as Exhibit D, and shall use its reasonable best efforts to obtain from each person who is a beneficiary under such plan, in a form reasonably satisfactory to the Purchasers, a consent to such amendment and such person's agreement to forego any waiver of the age and service requirements under such plan that may result from the execution of this Agreement and the consummation of the transactions contemplated hereby. Additionally, the Company shall use its reasonable best efforts to obtain from each non-employee director a written waiver of all rights to the acceleration of vesting requirements under any Non-Employee Director Non-Qualified Agreement under the 1991 Stock Incentive Plan to which such director is a party.

                 (c) On or prior to the Closing, the Board of Directors shall take all actions necessary to ensure that the acquisition of the Securities by the Purchasers and the transactions contemplated herein shall not result in the acceleration or creation of any rights of any person to benefits under any Employee Plan (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock, the acceleration of the accrual or vesting of any benefits under any Pension Plan or the acceleration or creation of any rights under any severance, parachute or change in control agreement), other than as may occur under (i) outstanding stock options granted to employees of the Company and its Subsidiaries under the 1983 Stock Incentive Plan and to non-employee directors under the 1991 Stock Incentive Plan and (ii) the Non-Employee Directors Retirement Plan.

          6.11.  Action by the Company.
                 ---------------------

                 (a) In the event that the Company's stockholders shall vote to approve the transactions contemplated hereby, then, immediately prior to the Closing, the Board of Directors shall take, or cause to be taken, all actions necessary to (i) file with the Secretary of State of the State of Delaware the Certificate Amendments, (ii) cause the board of directors of the Company as of the Closing Date to consist of seven (7) directors, four (4) of which shall be elected by the Purchasers by delivery of a written consent on the Closing Date, and (iii) effect any amendment to the Bylaws necessary or advisable to effectuate the transactions contemplated herein.

          6.12.  Amendment to Credit Facility.  Notwithstanding anything in
                 ----------------------------
Section 6.3 to the contrary, on or prior to the Closing, the Company shall use its reasonable best efforts to enter into an amendment to the Credit Facility upon terms and conditions reasonably satisfactory to Purchasers which amendments will, among other things, (i) modify current covenants, (ii) increase the limits on the Company's ability to make capital expenditures for contemplated acquisitions and (iii) confirm that the entering into this Agreement, and the consummation of the transactions contemplated hereby, including without limitation, the acquisition of the Securities by the Purchasers, and the filing of the Certificate Amendments with the Office of the Secretary of State of the State of Delaware, do not and will not constitute a Change in Control or a breach of or default under the Credit Facility.

          6.13.  Foreign Ownership, Control or Influence.  If at any time
                 ---------------------------------------
government contracting authorities notify the Company that it may not participate in bidding or performing work under a Government Contract based on the degree of foreign ownership, control or influence over the Company, the Purchasers will use all reasonable efforts to cooperate with the Company in attempting to appeal or overturn the decision of such government contracting authority and, if such efforts are unsuccessful, will take other reasonable measures to avoid or mitigate foreign influences so as to satisfy such government contracting authority that classified information and "special nuclear material" will not be compromised. This provision shall not obligate the Purchasers to take any action which results in an impairment of the economic or tax benefits of their investment in the Company.

          6.14.  Liability Insurance.  On or prior to the Closing, the Company
                 -------------------
shall ensure that each person serving on the board of directors of the Company on and after the Closing Date shall receive the same liability insurance coverage as a member of the board of directors as the Company's directors receive as of the date hereof (including coverage for liabilities arising before the date of taking office to the extent arising from such person's status as a prospective member of the board of directors) and that such policies shall be in full force and effect in accordance with their terms as of the Closing Date.

                                  ARTICLE VII


                             CONDITIONS TO CLOSING
                             ---------------------

          7.1.   Conditions to Each Party's Obligations.  The respective
                 --------------------------------------
obligations of each party to consummate the transactions contemplated hereby on the Closing Date is subject to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions:

                 (a)  No Governmental or Other Proceedings or Litigation.
                      --------------------------------------------------
There shall be no injunction or court order restraining consummation of the transactions contemplated hereunder and there shall be no pending or threatened action or proceeding by or before a court or governmental body brought by or on behalf of any Governmental Entity seeking to restrain or invalidate all or any portion of the transactions contemplated hereunder, and there shall not have been adopted any law or regulation making all or any portion of the transactions contemplated hereunder illegal.

                 (b)  Stockholder Approval.  The holders of the requisite
                      --------------------
number of shares of outstanding Common Stock of the Company shall have duly and validly approved all items necessary to effectuate the transactions contemplated hereby and under the Ancillary Agreements, including without limitation, the Certificate Amendments.

                 (c)  HSR Act.  To the extent that the HSR Act is applicable to
                      -------
the transactions contemplated hereunder, all waiting periods (and any extensions thereof) applicable to any such transactions under the HSR Act shall have expired or been terminated.

                 (d)  NYSE Listing.  The New York Stock Exchange shall have
                      ------------
informed the Company that the transactions contemplated hereby will not violate
Section 313 of the New York Stock Exchange Listed Company Manual and the New York Stock Exchange shall not have indicated any intention to delist the Company's Common Stock.

          7.2.   Conditions to the Company's Obligations.  The obligations of
                 ---------------------------------------
the Company to consummate the transactions contemplated hereby on the Closing Date is subject to the satisfaction or waiver on or prior to the Closing Date, of each of the following conditions:

                 (a)  Representations, Warranties and Covenants.  All
                      -----------------------------------------
representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, and the Purchasers shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or at the Closing Date. There shall be delivered to the Company a certificate (signed by a general partner of each Purchaser) to the foregoing effect.

                 (b)  Consents.  All consents, approvals, Permits and waivers
                      --------
from Governmental Entities and other parties necessary to permit the Company to consummate the transactions contemplated hereby including, but not limited to, the approval of the New York Stock Exchange to the transactions contemplated hereby, shall have been obtained, unless the failure to obtain any such consent, approval, Permit or waiver would not have a Material Adverse Effect upon the Company and its Subsidiaries, taken as a whole.

                 (c)  Opinion of Counsel.  The Purchasers shall have delivered
                      ------------------
to the opinions of Latham & Watkins counsel to Purchasers, with regard to the matters set forth on Exhibit E hereto, in form and substance reasonably acceptable to the Company.

                 (d)  Certificates.  Each Purchaser will furnish the Company
                      ------------
with such certificates of its general partner and others to evidence compliance with the conditions set forth in this Article VII as may be reasonably requested by the Company.

                 (e)  Average Stock Price.  The average of the average of the
                      -------------------
daily high and low sales price for a share of Common Stock on the New York Stock Exchange for each ten (10) New York Stock Exchange trading day period commencing on the date hereof and ending prior to the Closing Date shall be greater than or equal to $1.75.

          7.3.   Conditions to the Purchasers' Obligations.  The obligation of
                 -----------------------------------------
the Purchasers to consummate the transactions contemplated hereby on the Closing Date is subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

                 (a)  Representations, Warranties and Covenants.  All
                      -----------------------------------------
representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, and the Company shall have performed in all material respects all agreements and covenants required hereby to be performed prior to or at the Closing Date. There shall be delivered to the Purchasers a certificate (signed by the President and Chief Executive Officer and the Secretary of the Company) to the foregoing effect.

                 (b)  Consents.  All consents, approvals, Permits and waivers
                      --------
from Governmental Entities and other parties necessary to permit the Purchasers and the Company to consummate the transactions contemplated hereby shall have been obtained, unless the failure to obtain any such consent, approval, Permit or waiver would not have a Material Adverse Effect upon the Company, taken as a whole, or the Purchasers.

                 (c)  Opinion of Counsel.  The Company shall have delivered to
                      ------------------
the Purchasers the opinions of Gibson, Dunn & Crutcher LLP, counsel for the Company with respect to the matters set forth on Exhibit F hereto.

                 (d)  Certificates.  The Company shall furnish the Purchasers
                      ------------
with such certificates of the Chief Executive Officer and the Secretary of the Company and others to evidence compliance with the conditions set forth in this
Article VIII as may be reasonably requested by the Purchasers.

                 (e)  No Adverse Changes.  Since the date of this Agreement,
                      ------------------
there shall not have been any Material Adverse Effect on the Company.

                 (f)  Resignations and Elections of Directors.  All actions
                      ---------------------------------------
shall have been taken by the Company, its stockholders and board of directors so that, immediately upon the Purchasers' purchase of the Securities, the board of directors shall consist of seven (7) directors and the Purchasers may, by execution and delivery of a written consent, elect four (4) members of the board of directors of the Company effective as of the Closing Date.

                 (g)  Amendment of Certificate and Bylaws.  The Certificate of
                      -----------------------------------
Incorporation and the Bylaws will have been amended on or prior to the Closing Date in a form acceptable to the Purchasers in order to effectuate the transactions contemplated herein. None of the provisions of the Certificate of Incorporation or Bylaws shall prohibit or restrict the authority of the board of directors of the Company, by action of a majority of its members, from amending the Bylaws.

                 (h)  Liability Insurance.  The Company shall have provided to
                      -------------------
the Purchasers a copy of the insurance policies together with the riders and schedules thereto which evidence compliance with the provisions set forth in
Section 6.14.

                 (i)  Average Stock Price.  The average of the average of the
                      -------------------
daily high and low sales price for a share of Common Stock on the New York Stock Exchange for each ten (10) New York Stock Exchange trading day period commencing on the date hereof and ending prior to the Closing Date shall be greater than or equal to $1.75.

                 (j)  Employment Agreements.  The Company and the applicable
                      ---------------------
employees shall have entered into the employment agreements contemplated by
Section 6.10(a).

                 (k)  Directors Waivers and Consents.  The Company shall have
                      ------------------------------
obtained each of the waivers and consents contemplated by Section 6.10(b).

                 (l)  Credit Facility Amendments.  The Company shall have
                      --------------------------
entered into the amendments to the Credit Facility specified in Section 6.12.

                                 ARTICLE VIII


                             ADDITIONAL AGREEMENTS
                             ---------------------

          8.1.   Subscription for Warrants.   On the Closing Date, the Company
                 -------------------------
and the Purchasers shall enter into the Warrant Agreement pursuant to which the Company shall issue to the Purchasers, the Warrants, at an exercise price of $3.00 per share. The Warrants shall be evidenced by one or more warrant certificates in the form attached as an exhibit to the Warrant Agreement (the "Warrant Certificate").
 -------------------

          8.2.   Registration Rights Agreement.  On the Closing Date, the
                 -----------------------------
Company and the Purchasers shall enter into the Registration Rights Agreement.

                                  ARTICLE IX


                                INDEMNIFICATION
                                ---------------

          9.1.   Survival of Representations, Etc.  The representations,
                 --------------------------------
warranties, covenants and agreements of the parties hereto contained herein shall survive the Closing, but shall terminate on the date eighteen months from the Closing Date; provided, however, that there shall be no such termination
                  --------  -------
with respect to any representation or warranty as to which a bona fide claim has been asserted prior to such date.

          9.2.   Indemnification by the Company.  The Company shall indemnify
                 ------------------------------
and hold harmless each of the Purchasers and its Affiliates, directors, officers, advisors, agents and employees (the "Purchaser Indemnified Parties")
                                               -----------------------------
to the fullest extent lawful, from and against any and all demands, losses, damages, penalties, claims, liabilities, obligations, actions, causes of action, and reasonable expenses (including without limitation, costs of investigating, preparing or defending any such claim or action and reasonable legal fees and expenses) (collectively, "Losses"), (i) arising out of or in connection with
                          ------
this Agreement, the transactions contemplated hereby, and/or the delivery, enforcement and performance of this Agreement or the Ancillary Agreements, or
(ii) arising by reason of or resulting from any breach of any warranty, representation, covenant or agreement of the Company contained in this Agreement or in any certificate delivered pursuant thereto; provided, however, that no
                                                  --------  -------
Purchaser Indemnified Party shall be entitled to indemnification by the Company hereunder with respect to any Losses arising solely from the bad faith or gross negligence (as finally determined by a court of competent jurisdiction) of such Purchaser Indemnified Party or any Affiliate, director, officer, agent, or employee of such Purchaser Indemnified Party.

          9.3.   Indemnification by the Purchasers.  Each Purchaser shall
                 ---------------------------------
indemnify and hold harmless the Company and its Affiliates, directors, officers, advisors, agents and employees (the "Company Indemnified Parties" and, together
                                     ---------------------------
with the Purchasers Indemnified Parties, the "Indemnified Parties") to the
                                              -------------------
fullest extent lawful, from and against any and all Losses arising by reason of or resulting from any breach of any warranty, representation, covenant or agreement of such Purchaser contained in this Agreement or in any certificate delivered pursuant thereto, provided, however, that no Company Indemnified Party shall be entitled to indemnification by any Purchaser hereunder with respect to any Losses arising solely from the bad faith or gross negligence (as finally determined by a court of competent jurisdiction) of such Company Indemnified Party, or any Affiliate, director, officer, agent or employee of such Company Indemnified Party.

          9.4.   Limitation on Indemnities.  No claim may be made against an
                 -------------------------
indemnifying party for indemnification pursuant to either Section 9.2 or Section
9.3 until the aggregate dollar amount of all Losses indemnifiable pursuant to such section exceeds $1,500,000. The indemnification obligations of the Company pursuant to Section 9.2 and the indemnification obligations of the Purchasers pursuant to Section 9.3 shall be effective only until the dollar amount paid in respect of the Losses indemnified against under such clause of this Agreement aggregates to an amount equal to $45,000,000.

          9.5.   Losses.  The term "Losses" as used in this Section 9 is not
                 ------
limited to matters asserted by third parties, but includes Losses incurred or sustained by an Indemnified Party in the absence of third party claims. Payments by an Indemnified Party of amounts for which such Indemnified Party is indemnified hereunder shall not necessarily be a condition precedent to recovery.

          9.6.   Defense of Claims.  If a claim for Losses (a "Claim") is to be
                 -----------------                             -----
made by an Indemnified Party, such Indemnified Party shall give written notice (a "Claim Notice") to the indemnifying party as soon as practicable after such
    ------------
Indemnified Party becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Section 9. If any lawsuit or enforcement action is filed against any Indemnified Party hereunder, notice thereof (a "Third Party Notice") shall be given to the
                              ------------------
indemnifying party as promptly as practicable (and in any event within fifteen
(15) calendar days after the service of the citation or summons). The failure of any indemnified party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After receipt of a Third Party Notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense unless the named parties to such action or proceeding include both the indemnifying party and the indemnified party and the indemnified party has been advised in writing by counsel that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, and (iii) to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld. The indemnified party shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; and the indemnified party may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom and appoint its own counsel therefor, at its own cost. The parties shall also cooperate with each other in any notifications to insurers. If the indemnifying party fails to assume the defense of such claim within fifteen (15) calendar days after receipt of the Third Party Notice, the Indemnified Party against which such claim has been asserted will (upon delivering notice to such effect to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim and the indemnifying party shall have the right to participate therein at its own cost; provided, however, that such claim shall not be compromised or settled without
- --------  -------
the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. In the event the indemnified party assumes the defense of the claim the Indemnified Party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement. Notwithstanding the foregoing, the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for any and all Indemnified Parties (which firm shall be designated in writing by such Indemnified Party or Parties) in connection with any one such action or proceeding arising out of the same general allegations or circumstances.

          9.7.   Tax Treatment of Indemnity.  The parties agree that any
                 --------------------------
indemnification payments made pursuant to this Agreement shall be treated for Tax purposes as an adjustment to the consideration for the purchase of the Securities, unless otherwise required by applicable law, in which event indemnification payments shall be made in an amount sufficient to indemnify the party on a net after-Tax basis.

                                   ARTICLE X


                                 MISCELLANEOUS
                                 -------------

          10.1. Termination. Prior to the Closing, this Agreement may be terminated:

                 (a) by mutual written consent of the Company and the Purchasers;

                 (b) by the Purchasers or the Company if (i) the Closing shall not have occurred on or before December 31, 1996; provided however, that this
                                                  -------- -------
provision shall not be available to the Purchaser if the Company has the right to terminate this Agreement under Section 10.1(d), and this provision shall not be available to the Company if Purchaser has the right to terminate this Agreement under Section 10.1(c); or (ii) the stockholders of the Company shall have rejected at the Stockholders Meeting any matter contained in the Proxy Materials relating to the adoption and approval of the Certificate Amendments or the transactions contemplated under this Agreement and the Ancillary Agreements;

                 (c) by the Purchasers, if there is a breach of any representation or warranty set forth in Article 4 hereof or any covenant or agreement to be complied with or performed by the Company pursuant to the terms of this Agreement except for any breach which would not have a Material Adverse Effect on the Company or the Purchasers, provided that the Purchasers may not
                                         --------
terminate this Agreement prior to the Closing if the Company has not had an adequate opportunity to cure such failure;

                 (d) by the Company, if there is a material breach of any representation or warranty set forth in Article 5 hereof or of any covenant or agreement to be complied with or performed by the Purchasers pursuant to terms of this Agreement except for any breach which would not have a
Material Adverse Effect on the Company, provided that the Company may not
                                        --------
terminate this Agreement prior to the Closing if the Purchasers have not had an adequate opportunity to cure such failure;

                 (e) by the Company or the Purchasers, if at any time prior to the Closing the Board of Directors of the Company has, pursuant to Section 6.8 in the exercise of its fiduciary obligations, entered into a definitive agreement with respect to an Alternative Transaction; and

                 (f) by the Company or the Purchasers, if at any time prior to the Closing Date, the average of the average of the daily high and low sales price for a share of Common Stock on the New York Stock Exchange for any ten
(10) New York Stock Exchange trading day period commencing on or after the date hereof and ending prior to the Closing Date shall be less than $1.75.

          10.2.  In the Event of Termination:  In the event of termination of
                 ---------------------------
this Agreement:

                 (a) Each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof to the party furnishing the same;

                 (b) The provisions of Section 10.3 shall continue in full force and effect; and

                 (c) No party hereto shall have any liability or further obligation to any other party relating to the transactions contemplated hereby, provided that no such termination shall relieve any party from liability or a prior breach of this Agreement.

          10.3.  Fees and Expenses.  The Company shall be responsible for the
                 -----------------
payment of all expenses incurred by the Company in connection with the transactions contemplated hereunder, regardless of whether such transactions close, including, without limitation, all fees and expenses incurred in connection with the Proxy Materials and the fees and expenses of the Company's legal counsel and all third party consultants engaged by the Company to assist in the transactions. On the Closing Date, the Company shall reimburse the Purchasers for the Carlyle Transaction Expenses. In the event that the Agreement is terminated, other than pursuant to Section 10.1(d) or Section 10.1(e) hereof, the Company shall reimburse the Purchasers for the Carlyle Transaction Expenses. In the event that (x) the Agreement is terminated pursuant to Section 10.1(e) hereof, or (y) the transactions as contemplated hereunder are not consummated for any reason other than a termination by the Company pursuant to Section 10.1(d) and the Company thereafter successfully closes an Alternative Transaction other than to an Affiliate of the Company on or prior to June 30, 1997, the Company shall pay to Carlyle the greater of (i) three percent (3%) of the consideration for securities and/or assets of the Company agreed to between the parties as part of the Alternative Transaction or (ii) the Carlyle Transaction Expenses. In addition, if the Closing does not occur for any reason and the Company successfully closes at a later date an acquisition as to which Carlyle has provided significant advisory services, the Company shall pay a standard investment banking fee and reimburse Carlyle for all the Carlyle Transaction Expenses.

          10.4.  Minority Protection.  During any period in which the Carlyle
                 -------------------
Affiliates collectively beneficially own shares of capital stock of the Company having 20% or more of the votes that may be cast generally at annual or special meetings of stockholders (a) any contract or transaction between the Company and any Carlyle Affiliate (as defined therein) shall be voidable by the Company unless the board of directors, in good faith, authorizes the contract or transaction by the affirmative vote of a majority of the directors of the Company not elected as directors by the holders of the Convertible Preferred Stock voting as a separate class (the "Non-Preferred Stock Directors"), (b) any acquisition of
                       -----------------------------
capital stock of the Company by any Carlyle Affiliate, the result of which shall cause one or more Carlyle Affiliates to beneficially own, in the aggregate, shares of capital stock in the Company having 75% or more of the votes that may be cast generally at annual or special meetings of stockholders, shall be subject to the prior approval of the Non-Preferred Stock Directors, provided that, for purposes of subparagraphs (a) and (b), the Non-Preferred Stock Directors may be counted in determining the presence of a quorum at a meeting of the board of directors which authorizes the contract or transaction, and (c) no Carlyle Affiliate shall consummate any "going private" transaction (within the meaning of Rule 13e-3 under the Exchange Act) without the prior approval of (i) the board of directors by the affirmative vote of a majority of the Non-Carlyle Preferred Stock Directors and (ii) a majority of the shares of Common Stock held by persons other than Carlyle Affiliates.

          10.5.  Injunctive Relief.  The parties hereto acknowledge and agree
                 -----------------
that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement, in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under the Agreement or at law or in equity.

          10.6.  Independent Determination.  From and after the Closing Date,
                 -------------------------
all decisions on behalf of the Company as to payment of indemnification pursuant hereto and otherwise regarding the Company's rights and obligations pursuant to this Agreement and the Ancillary Agreements shall be made by a committee of the board of directors consisting of all directors not elected by the holders of the Convertible Preferred Stock voting as a separate class and a decision of a majority of such directors shall be the decision of the committee. Nothing contained in this Section 10.5 shall prevent any Indemnified Party from receiving indemnification pursuant to some other source (such as, by way of example, the bylaws of the Company in the event that such Indemnified Party is a director of the Company and such director seeks indemnification due to circumstances that do not pertain to an alleged breach of this Agreement), and the determination as to whether indemnification pursuant to such other source is available shall be made in accordance with the procedures applicable thereto.

          10.7.  Brokers, etc.
                 ------------

                 (a) The Company shall be solely responsible for any amounts owed to Donaldson, Lufkin & Jenrette Securities Corporation and Environmental Financial Consulting Group. Inc. and any of their financial advisor, broker, agent, finder or similar intermediary retained by or acting on behalf of the Company in connection with the sale and purchase of the Securities as contemplated herein.

                 (b) The Company shall reimburse the Purchasers for all cost of making any filing under the HSR Act, including the cost of all filing fees payable thereunder.

          10.8.  Assignment.  Neither this Agreement nor any of the rights or
                 ----------
obligations hereunder may be assigned by the Company without the prior written consent of the Purchasers, or by the Purchasers without the prior written consent of the Company, except that each Purchaser may, without such consent, assign, in whole or in part, the right to acquire the Securities hereunder to an Affiliate of such Purchaser. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or obligation hereunder.

          10.9.  Notices.  Unless otherwise provided herein, any notice,
                 -------
request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery, as follows:

     If to the Company:

          International Technology Corporation
          23456 Hawthorne Boulevard
          Torrance, California 90505
          Telephone:  (310) 378-9933
          Facsimile:  (310) 791-4770
          Attn:  President

     with a copy to:  Secretary

     With an additional copy to:

          Gibson, Dunn & Crutcher
          333 South Grand Avenue
          Los Angeles, California 90071
          Telephone:  (213) 229-7159
          Facsimile:  (213) 229-7520
          Attn:  Andrew E. Bogen

     If to any Purchaser:

          c/o The Carlyle Group
          1001 Pennsylvania Avenue, N.W.
          Suite 2205
          Washington, D.C. 20004
          Telephone:  (202) 347-2626
          Facsimile:  (202) 347-9250
          Attn:  Daniel A. D'Aniello

     With a copy to:

          Latham & Watkins
          1001 Pennsylvania Avenue, N.W.
          Suite 1300
          Washington, D.C. 20004
          Telephone:  (202) 637-2200
          Facsimile:  (202) 637-2201
          Attn:  Bruce E. Rosenblum

or to such other place and with such other copies as either party may designate as to itself by written notice to the other.

          All such notices, requests, instructions or other documents shall be deemed to have been duly given; at the time delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged by addressee, if by telecopier transmission; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          10.10.  Choice of Law.  This Agreement shall be construed,
                  -------------
interpreted and the rights of the parties determined in accordance with the internal laws of the State of California, without regard to the conflict of law principles thereof, except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

          10.11.  Entire Agreement; Amendments and Waivers.  This Agreement,
                  ----------------------------------------
including all schedules attached hereto (each, a "Schedule" and, collectively, the "Schedules") constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, including the written summary of proposed terms between the Company and the Purchasers. Capitalized terms used in the Schedules but not defined therein shall have the respective meanings ascribed to such terms in this Agreement. Any item disclosed in one Schedule shall be deemed to have been disclosed in all other Schedules.

          10.12.  Counterparts.  This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.13.  Invalidity.  In the event that any one or more of the
                  ----------
provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

          10.14.  Headings.  The headings of the Articles and Sections herein
                  --------
are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          10.15.  Limitation of Liability.  In no event shall any partner or
                  -----------------------
representative of `any Purchaser (except for any Purchaser which is a general partnership) or of any partnership which is a partner of any Purchaser or any partner of any such partnership, or any direct or indirect stockholder, officer, director, partner, employee or any other such person, be personally liable for any obligation of the Purchasers under this Agreement. In no event shall any direct or indirect stockholder, officer, director, partner, employee or salesperson of the Company or any Subsidiary or any other such person, be personally liable for any obligation of the Company under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                             INTERNATIONAL TECHNOLOGY CORPORATION


                                  By:  /s/ Anthony J. DeLuca
                                       ---------------------
                                       Name:  Anthony J. DeLuca
                                              -----------------
                                       Title: President and Acting Chief
                                              --------------------------
                                              Executive Officer
                                              -----------------


                             CARLYLE PARTNERS II, L.P.
                             By:  TC Group, L.L.C., its General Partner


                                  By:  /s/ Daniel A. D'Aniello
                                       -----------------------
                                       Name:  Daniel A. D'Aniello
                                              -------------------
                                       Title: Managing Director
                                              -----------------


                             CARLYLE PARTNERS III L.P.
                             By:  TC Group, L.L.C., its General Partner


                                  By:  /s/ Daniel A. D'Aniello
                                       -----------------------
                                       Name:  Daniel A. D'Aniello
                                              -------------------
                                       Title: Managing Director
                                              -----------------


                             CARLYLE INTERNATIONAL PARTNERS II, L.P.
                             By:  TC Group, L.L.C., its General Partner


                                  By:  /s/ Daniel A. D'Aniello
                                       -----------------------
                                       Name:  Daniel A. D'Aniello
                                              -------------------
                                       Title: Managing Director
                                              -----------------

                             CARLYLE INTERNATIONAL PARTNERS III, L.P.
                             By:  TC Group, L.L.C., its General Partner


                                  By:  /s/ Daniel A. D'Aniello
                                       -----------------------
                                       Name:  Daniel A. D'Aniello
                                              -------------------
                                       Title: Managing Director
                                              -----------------


                             C/S INTERNATIONAL PARTNERS
                             By:  TC Group, L.L.C., its General Partner


                                  By:  /s/ Daniel A. D'Aniello
                                       -----------------------
                                       Name:  Daniel A. D'Aniello
                                              -------------------
                                       Title: Managing Director
                                              -----------------

                                                                       EXHIBIT A

                                    FORM OF

                         CERTIFICATE OF DESIGNATIONS,
                   PREFERENCES AND RELATIVE, PARTICIPATING.
                          OPTIONAL AND OTHER SPECIAL
                    RIGHTS AND QUALIFICATIONS, LIMITATIONS
                           AND RESTRICTIONS THEREOF
                                      OF
                     CUMULATIVE CONVERTIBLE PARTICIPATING
                                PREFERRED STOCK
                                      OF
                     INTERNATIONAL TECHNOLOGY CORPORATION

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                   AND RELATIVE, PARTICIPATING, OPTIONAL AND
                            OTHER SPECIAL RIGHTS AND
                          QUALIFICATIONS, LIMITATIONS
                            AND RESTRICTIONS THEREOF

                                       OF

                      CUMULATIVE CONVERTIBLE PARTICIPATING
                                PREFERRED STOCK

                                       OF

                      INTERNATIONAL TECHNOLOGY CORPORATION

                           _________________________

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                           _________________________

          THE UNDERSIGNED, being, respectively, the President and Secretary of International Technology Corporation, a Delaware corporation (the "Corporation") do hereby certify that pursuant to the authority contained in Article Fourth of its Certificate of Incorporation, as amended, (the "Certificate of Incorporation") and in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation at a meeting duly called and held on _____________, 1996 adopted the following resolution, which resolution remains in full force and effect on the date hereof:

          RESOLVED, that there is hereby established a series of authorized preferred stock, having a par value of $100 per share, which series shall be designated as "Cumulative Convertible Participating Preferred Stock" (the "Convertible Preferred Stock"), shall consist of 46,375 shares and shall have the following voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as follows:

          1.   Certain Definitions.
               -------------------

          Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

          "Affiliate" means (i) with respect to any Person, any other Person
           ---------
that directly or indirectly controls or manages, is controlled or managed by, or is under common control or management with such Person, whether through the ownership of equity interests, by contract or otherwise; and (ii) with respect to an individual, in addition to any Person specified in clause (i), the spouse, any parent or any child of such individual and any trust for the benefit of such individual's spouse, parent or child.

          "Applicable Dividend Rate" means the following per annum percentages
           ------------------------
of Liquidation Preference: (i) zero percent (0%) with respect to dividends payable on the first four Dividend Payment Dates following the Initial Issuance Date, (ii) three percent (3%) with respect to dividends payable on the fifth through eighth Dividend Payment Dates following the Initial Issuance Date, and
(iii) six percent (6%) with respect to dividends payable thereafter.

          "Business Day" means a day other than a Saturday or Sunday or any
           ------------
federal, New York or California holiday.

          "Carlyle Affiliate" means, at any time, any of Carlyle Partners II,
           -----------------
L.P., a Delaware limited partnership, Carlyle Partners III, L.P., a Delaware limited partnership, Carlyle International Partners II, L.P. a Cayman Islands limited partnership, Carlyle International Partners III, L.P., a Cayman Islands limited partnership, C/S International Partners, a Cayman Islands limited partnership, and any of their Affiliates at such time, including, but not limited to, The Carlyle Group, L.P., TC Group LLC and their respective affiliates.

          "Commission" means the United States Securities and Exchange
           ----------
Commission.

          "Common Equity" means all shares now or hereafter authorized of any
           -------------
class of common stock of the Corporation, including the Common Stock, and any other stock of the Corporation, howsoever designated, authorized after the Initial Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

          "Common Stock" means the common stock, par value $1.00 per share, of
           ------------
the Corporation.

          "Conversion Date" shall have the meaning set forth in subparagraph
           ---------------
5(b) below.

          "Conversion Price" shall initially mean $2.00 and thereafter shall be
           ----------------
subject to adjustment from time to time pursuant to the terms of paragraph 5 below, provided, however, that on the eighth anniversary of the Initial Issue Date, the Conversion Price shall be adjusted to equal one half of the then current Conversion Price per share of Common Stock, subject thereafter to further adjustment pursuant to paragraph 5 below.

          "Convertible Exchangeable Preferred Stock" means the 7% Cumulative
           ----------------------------------------
Convertible Exchangeable Preferred Stock, $100 par value per share, of the Corporation.

          "Convertible Exchangeable Preferred Stock Certificate of Designation"
           -------------------------------------------------------------------
means the Certificate of Designation of the 7% Cumulative Convertible Exchangeable Preferred Stock, $100 par value per share, of the Corporation.

          "Convertible Preferred Stock" has the meaning set forth in paragraph 2
           ---------------------------
below.

          "Current Market Price" means, for a share of Common Stock on any date,
           --------------------
the average of Quoted Prices for thirty (30) consecutive Trading Days commencing forty-five (45) Trading Days before the date in question.

          "Director" means a member of the Corporation's Board of Directors.
           --------

          "Dividend Payment Date" has the meaning set forth in subparagraph 3(c)
           ---------------------
below.

          "Dividend Period" means the period from, and including, the Initial
           ---------------
Issue Date to, but not including, the first Dividend Payment Date and thereafter, each quarterly period from, and including, each Dividend Payment Date to, but not including, the next Dividend Payment Date.

          "Five Year Period" means the period commencing on the Initial Issue
           ----------------
Date and ending on the fifth anniversary of the Initial Issue Date.

          "Initial Issue Date" means the date that shares of Convertible
           ------------------
Preferred Stock are first issued by the Corporation.

          "Junior Stock" means Common Equity, and any class or series of stock
           ------------
of the Corporation authorized after the Initial Issue Date which is not entitled to receive any dividends in any Dividend Period unless all dividends required to have been paid or declared and set apart for payment on the Cumulative Preferred Stock and any other Parity Stock shall have been so paid or declared and set apart for payment, and for purposes of paragraph 4 below, shall mean Common Equity and any class or series of stock of the Corporation authorized after the Initial Issue Date which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation until the Convertible Preferred Stock and any other Parity Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

          "Liquidation Preference" shall mean $1,000 per share.
           ----------------------

          "Market Capitalization" means, as of any date, the product of the
           ---------------------
Current Market Price of the Common Stock as of such date multiplied by the number of shares of Common Stock outstanding as of such date.

          "Non-Preferred Stock Director" means a Director of the Corporation
           ----------------------------
other than a Preferred Stock Director.

          "Parity Stock" means, for purposes of paragraph 3 below, the
           ------------
Convertible Exchangeable Preferred Stock, and any other class or series of stock of the Corporation authorized after the Initial Issue Date which is entitled to receive payment of dividends on a parity with the Convertible Preferred Stock without preference or priority of one over the other and, for purposes of paragraph 4 below, shall mean the Convertible Exchangeable Preferred Stock and any class or series of stock of the Corporation authorized after the Initial Issue Date which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Convertible Preferred Stock without preference or priority of one over the other.

          "Person" means any individual, corporation, association, partnership,
           ------
joint venture, limited liability company, trust, estate or other entity or corporation.

          "PIK Dividends" has the meaning set forth in subparagraph 3(b) below.
           -------------

          "Preferred Stock Director" has the meaning set forth in paragraph 7(d)
           ------------------------
below.

          "Quoted Price" means, with respect to Common Stock, the last reported
           ------------
sales price for Common Stock as reported by the National Association of Securities Dealers, Inc. Automatic Quotations System -- National Market System, or, if the Common Stock is listed or admitted for trading on a securities exchange, the last reported sales price of the Common Stock on the principal exchange on which the Common Stock is listed or admitted for trading (which shall be for consolidated trading if applicable to such exchange), or if not so reported or listed or admitted for trading, the last reported bid price of the applicable security in the over-the-counter market. In the event that the Quoted Price cannot be determined as aforesaid, the Board of Directors (by a vote of the majority of the Non-Preferred Stock Directors), of the Corporation shall determine the Quoted Price on the basis of such quotations as it in good faith considers appropriate. Such determination may be challenged in good faith by holders of a majority of the shares of Convertible Preferred Stock then outstanding, and any dispute shall be resolved at the Corporation's cost, by the determination of an investment banking firm of recognized national standing selected by the Corporation and acceptable to such holders of Convertible Preferred Stock, which determination shall be made in good faith and be conclusive absent manifest error; provided, however, that in the event that the determination of the Quoted Price by the investment banking firm deviates by no more than 5% from the Company's determination of the Quoted Price, then the cost to the Corporation of the retention of the investment banking firm shall be borne by the holders of the Convertible Preferred Stock challenging the Corporation's determination.

          "Record Date" means the date designated by the Board of Directors of
           -----------
the Corporation at the time a dividend is declared; provided, however, that such Record Date shall not be more than sixty (60) days nor less than ten (10) days prior to the respective Dividend Payment Date or such other date designated by the Board of Directors for the payment of dividends.

          "Redemption Date" means any date fixed by the Corporation pursuant to
           ---------------
subparagraph 6(b) for redemption of the Convertible Preferred Stock.

          "Redemption Price" means a price per share equal to the Liquidation
           ----------------
Preference per share, plus an amount equal to all cumulative dividends accrued and unpaid on such share to the Redemption Date.

          "Rights" means any rights, options or warrants entitling a holder
           ------
thereof to substitute for or purchase any share of Common Stock of the Corporation.

          "Trading Day" means, with respect to any security, any day on which
           -----------
any market in which the applicable security is then traded and in which a Quoted Price may be ascertained is open for business.

          2.   Number of Shares and Designation.  46,375 shares of the preferred
               --------------------------------
stock, $100 par value per share, of the Corporation are hereby constituted as a series of the preferred stock designated as Cumulative Convertible Participating Preferred Stock (the "Convertible Preferred Stock").

          3.   Dividends.
               ---------
               (a) The record holders of Convertible Preferred Stock shall be entitled to receive dividends, when, as and if declared by the Board of Directors of the Corporation, out of funds legally available for payment of dividends. Such dividends shall be payable by the Corporation at the Applicable Dividend Rate.

               (b) Dividends on the Convertible Preferred Stock payable during the period beginning on the first Dividend Payment Date on or following the first anniversary of the Initial Issue Date and ending on the first Dividend Payment Date on or following the second anniversary of the Initial Issue Date, shall be paid in fully paid and nonassessable shares of Convertible Preferred Stock (such dividends paid in kind being herein called "PIK Dividends"). Dividends on the Convertible Preferred Stock payable thereafter shall be paid in cash. Dividends of additional shares of Convertible Preferred Stock shall be paid by delivering to the record holders of Convertible Preferred Stock a number of shares of Convertible Preferred Stock determined by dividing the total amount of the cash dividend which otherwise would be payable on the Dividend Payment Date to such holders (rounded to the nearest whole cent) by the Liquidation Preference. The issuance of any such PIK Dividend in such amount shall constitute full payment of such dividend. The Corporation shall not issue fractional shares of Convertible Preferred Stock to which holders may become entitled pursuant to this subparagraph, but in lieu thereof, the Corporation shall deliver its check in an amount equal to the applicable fraction of the Liquidation Preference. Any additional shares of Convertible Preferred Stock issued pursuant to this paragraph shall be governed by this resolution and shall be subject in all respects, except as to the date of issuance and date from which dividends accrue and cumulate as set forth below, to the same terms as the shares of Convertible Preferred Stock originally issued hereunder.

               (c) Dividends on shares of Convertible Preferred Stock shall accrue and be cumulative from and including the Initial Issue Date to and including the date on which such shares shall have been converted into Common Stock or redeemed pursuant to paragraph 6 hereof. Such dividends shall accrue whether or not there shall be (at the time such dividend becomes payable or at any other time) profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall be payable quarterly in arrears when and as declared by the Board of Directors of the Corporation on _________, ___________, ___________, and __________ of each year [NOTE: THE
FOREGOING DATES WILL BE AT QUARTERLY INTERVALS FROM THE CLOSING DATE] (a "Dividend Payment Date"), commencing on ____________, 1997, and for shares paid as PIK Dividends, commencing on the first Dividend Payment Date after such shares are issued. If any Dividend Payment Date occurs on a day that is not a Business Day, any accrued dividends otherwise payable on such

Dividend Payment Date shall be paid on the next succeeding Business Day. The amount of dividends payable on Convertible Preferred Stock for each full Dividend Period shall be computed by dividing by four (4) the annual dividend at the Applicable Dividend Rate set forth in subparagraph 3(a) above. Dividends shall be paid to the holders of record of the Convertible Preferred Stock as their names shall appear on the share register of the Corporation on the Record Date for such dividend. Dividends payable in any Dividend Period which is less than a full Dividend Period in length will be computed on the basis of a ninety
(90) day quarterly period and actual days elapsed in such Dividend Period. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time to holders of record on the Record Date therefor. For any Dividend Period in which dividends are not paid in full on the Dividend Payment Date first succeeding the end of such Dividend Period, then on such Dividend Payment Date such accrued and unpaid dividends shall be added (solely for the purpose of calculating dividends payable on the Convertible Preferred Stock) to the Liquidation Preference of the Convertible Preferred Stock effective at the beginning of the Dividend Period succeeding the Dividend Period as to which such dividends were not paid and shall thereafter accrue additional dividends in respect thereof at the rate set forth in subparagraph 3(a) above until such accrued and unpaid dividends have been paid in full.

               (d) So long as any shares of Convertible Preferred Stock shall be outstanding, the Corporation shall not declare, pay or set apart for payment on any Junior Stock any dividends whatsoever, whether in cash, property or otherwise (other than dividends payable in shares of the class or series upon which such dividends are declared or paid, or payable in shares of Common Stock with respect to Junior Stock other than Common Stock, together with cash in lieu of fractional shares), nor shall the Corporation make any distribution on any Junior Stock, nor shall any Junior Stock be purchased, redeemed or otherwise acquired by the Corporation or any of its subsidiaries of which it owns not less than a majority of the outstanding voting power (except as currently required pursuant to the terms of the Corporation's 401(k) plan, Non-Employee Directors Retirement Plan or any other similar plan or program for employees and/or directors, whether now existing or hereafter created, that provides for actions that would not otherwise be permitted under this subparagraph (d)) nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless (i) all dividends to which the holders of Convertible Preferred Stock shall have been entitled for all previous Dividend Periods shall have been paid or declared and a sum of money or PIK Dividends, as applicable (as provided in subparagraph 3(b)) sufficient for the payment thereof has been set apart and (ii) the holders of at least sixty-seven percent (67%) of all of the outstanding shares of Convertible Preferred Stock have given their consent to the payment of such dividends (given in person or by proxy, either by written consent pursuant to section 228 of the Delaware General Corporation Law or by a vote at a special meeting of stockholders called for such purpose or at any annual meeting of stockholders, with the holders of Convertible Preferred Stock voting as a class and with each share of Convertible Preferred Stock having one vote). In addition, in the event that the Corporation declares or pays any dividend or other distribution on the Common Stock (other than a dividend payable solely in shares of Common Stock), the Corporation shall, at the time of such declaration and payment, declare and pay a dividend or other distribution on the Convertible Preferred Stock consisting of the dividend or distribution that would have been payable on the shares of Common Stock had the Cumulative Preferred Stock been converted into Common Stock immediately prior to the date on the record date for such dividend or distribution, or, if no such record was taken, the date as of which the record holders of Common Stock entitled to such dividend or distribution were determined. Any such dividend or distribution declared, or required to be declared or to be paid, on the Cumulative Preferred Stock shall be deemed to have "accrued" on the Preferred Stock for all purposes of this Paragraph 3 and shall remain an "accrued dividend" on the Cumulative Preferred Stock for all purposes of this Section until paid.

               (e) In the event that full dividends are not paid or made available to the holders of all outstanding shares of Convertible Preferred Stock and of any Parity Stock and funds available for payment of dividends shall be insufficient to permit payment in full to holders of all such stock of the full preferential amounts to which they are then entitled, then the entire amount available for payment of dividends shall be distributed ratably among all such holders of Convertible Preferred Stock and of any Parity Stock in proportion to the full amount to which they would otherwise be respectively entitled.

               (f) Notwithstanding anything contained herein to the contrary, no dividends on shares of Convertible Preferred Stock shall be declared by the Board of Directors of the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

          4.   Distributions Upon Liquidation, Dissolution or Winding Up.
               ---------------------------------------------------------

               (a) In the event of any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Corporation (in connection with the bankruptcy or insolvency of the Corporation or otherwise), before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, the holders of Convertible Preferred Stock shall be entitled to be paid out of the assets of the Corporation in cash or property at its fair market value as determined by the Board of Directors of the Corporation an amount per share equal to the Liquidation Preference plus an amount equal to all dividends accrued and unpaid thereon to the date of such liquidation or dissolution or such other winding up. Except as provided in this paragraph, holders of Convertible Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

               (b) If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the assets of the Corporation shall be insufficient to permit the payment in full of the Liquidation Preference per share plus an amount equal to all dividends accrued and unpaid on the Convertible Preferred Stock and the full liquidating payments on all Parity Stock, then the assets of the Corporation or the proceeds thereof shall be ratably distributed among the holders of Convertible Preferred Stock and of any Parity Stock in proportion to the full amounts to which they would otherwise be entitled if all amounts payable thereon were paid in full. Neither the consolidation or merger of the Corporation into or with another corporation or corporations, nor the sale, lease, transfer or conveyance of all or substantially all of the assets of the Corporation to another corporation or any other entity for cash, securities or other property shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph 4.

               (c) Written notice of any liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when and the place where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not less than 30 days prior to any payment date stated therein, to the holders of record of the shares of Convertible Preferred stock at their address as the same shall appear in the records of the Corporation.

          5.   Conversion Rights.
               -----------------

               (a) A holder of shares of Convertible Preferred Stock shall have the right, at such holder's option, to convert all or any portion of its shares of Convertible Preferred Stock into Common Stock at any time before the close of business on the Business Day preceding the Redemption Date (unless the Corporation shall default in payment of the Redemption Price, in which case, the right of conversion shall be reinstated). For the purposes of conversion, each share of Convertible Preferred Stock shall be valued at the Liquidation Preference plus all accrued and unpaid dividends through the Conversion Date, which shall be divided by the Conversion Price in effect on the Conversion Date to determine the number of shares issuable upon conversion. Immediately following such conversion, the rights of the holders of converted Convertible Preferred Stock shall cease and the persons entitled to receive the Common Stock upon the conversion of Convertible Stock shall be treated for all purposes as having become the owners of such Common Stock.

               (b) To convert Convertible Preferred Stock, a holder must (i) surrender the certificate or certificates evidencing the shares of Convertible Preferred Stock to be converted, duly endorsed in a form satisfactory to the Corporation, at the office of the Corporation or transfer agent for the Convertible Preferred Stock, if any, (ii) notify the Corporation at such office that he elects to convert Convertible Preferred Stock, and the number of shares he wishes to convert, (iii) state in writing the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued, and (iv) pay any transfer or similar tax if required (provided, however, that no such payment shall be required if the Common Stock issuable upon conversion is to be issued in the name of the converting holder of Convertible Preferred Stock). In the case of lost or destroyed certificates evidencing ownership of shares of Convertible Preferred Stock to be surrendered for conversion, the holder shall submit proof of loss or destruction, and such indemnity as shall be reasonably required by the Corporation. In the event that a holder fails to notify the Corporation of the number of shares of Convertible Preferred Stock which he wishes to convert, he shall be deemed to have elected to convert all shares represented by the certificate or certificates surrendered for conversion. The date on which the holder satisfies all those requirements is the "Conversion Date." As soon as practicable after the Conversion Date, the Corporation shall deliver or shall deliver through its transfer agent a certificate for the number of full shares of Common Stock issuable upon the conversion, a check for any fractional share and a new certificate representing the unconverted portion, if any, of the shares of Convertible Preferred Stock represented by the certificate or certificates surrendered for conversion. The person in whose name the Common Stock certificate is registered shall be treated as the stockholder of record on and after the Conversion Date. All shares of Common Stock issuable upon conversion of the Convertible Preferred Stock shall be fully paid and nonassessable and shall rank pari passu with the other shares
                                               ---- -----
of Common Stock outstanding from time to time. In the case of Convertible Preferred Stock that has been converted after any Record Date but before the next succeeding Dividend Payment Date, dividends that are payable on such Dividend Payment Date shall be payable on such Dividend Payment Date notwithstanding such conversion, and such dividends shall be paid to the holder of such Convertible Preferred Stock on such Record Date (and shall not constitute "accrued and unpaid dividends" for purposes of paragraph 5(a)). No other payment or adjustment for dividends, or for any dividends in respect of shares of Common Stock shall be made upon conversion. Holders of Common Stock issued upon conversion shall not be entitled to receive any dividend payable to holders of Common Stock as of any record time before the close of business on the Conversion Date. If a holder of Convertible Preferred Stock converts more than one share at a time the number of full shares of Common Stock issuable upon conversion shall be based on the total value of all shares of Convertible Preferred Stock converted.

               (c) The Corporation shall not issue a fractional share of Common Stock upon conversion of Convertible Preferred Stock. Instead, the Corporation shall deliver a check for an amount equal to the value of the fractional share. The value of a fraction of a share is determined by multiplying the Current Market Price of the Common Stock as of the Conversion Date by the fraction, rounded to the nearest cent.

               (d) A holder delivering Convertible Preferred Stock for conversion will not be required to pay any taxes or duties in respect of the issue or delivery of Common Stock on conversion but will be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue or delivery of the shares of Common Stock. Certificates representing shares of Common Stock will not be issued or delivered unless all taxes and duties, if any, payable by the holder have been paid.

               (e) The Corporation has reserved and shall continue to reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of the Convertible Preferred Stock in full. All shares of Common Stock which may be issued upon conversion of Convertible Preferred Stock shall be fully paid and nonassessable. The Corporation will use its best efforts to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Convertible Preferred Stock and will use its best efforts to list such shares on each national securities exchange on which the Common Stock is listed.

               (f)  If the Corporation:

                    (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Equity;

                    (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

                    (iii) combines its outstanding shares of Common Stock into a smaller number of shares; or

                    (iv) issues by reclassification of its Common Stock any shares of its capital stock;

then the Conversion Price and the number and kind of shares of capital stock of the Company issuable upon conversion (as in effect immediately prior to such action) shall be proportionately adjusted so that the holder of Convertible Preferred Stock thereafter converted may receive for the same aggregate Conversion Price the aggregate number and kind of shares of capital stock of the Corporation that he would have owned immediately following such action if he had converted Convertible Preferred Stock immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of dividend or distribution and immediately after the effective date of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. If, after an adjustment referred to in clauses (i) through (iv) above, a holder of Convertible Preferred Stock upon conversion of it may receive shares of two or more classes of capital stock of the Corporation, the Corporation shall determine the allocation of the Conversion Price between the classes of capital stock. After such allocation, the conversion rights and the Conversion Price with respect to each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this subparagraph 5(f).

               (g) If the Corporation distributes any Rights to all holders of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Current Market Price per share on the date of distribution of such Rights, the Conversion Price shall be adjusted in accordance with the formula:

                                NxP
                                ---
                     C'= C x O + M
                             -----
                             O + N
where:

      C'  =   the adjusted Conversion Price.
      C   =   the then current Conversion Price.
      O   =   the number of shares of Common Stock outstanding on the record date.
      N   =   the number of additional shares of Common Stock offered.
      P   =   the offering price per share of the additional shares of Common
              Stock.
      M   =   the Current Market Price per share of Common Stock on the record date.

The adjustment shall be made successively whenever any such Rights are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such Rights. If at the end of the period during which such Rights are exercisable, not all Rights shall have been exercised, the Conversion Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

               (h) If the Corporation distributes to all holders of shares of its Common Stock (i) any shares of any class of capital stock of the Corporation other than its Common Equity, (ii) any evidence of indebtedness or other securities of the Corporation or any subsidiary of the Corporation, or (iii) cash or any other assets of the Corporation (including securities, but excluding
(x) those dividends, Rights and distributions referred to above in subparagraphs 5(f) and 5(g) and in subparagraphs 5(i) and 5(j), (y) dividends and distributions paid exclusively in cash and (z) distributions upon mergers or consolidations to which paragraph 5(m) applies), the Conversion Price shall be adjusted in accordance with the formula:

                     C'= C x M - F
                             -----
                               M

where:
      C'  =   the adjusted Conversion Price.
      C   =   the then current Conversion Price.
      M   =   the Current Market Price per share of Common Stock on the record date mentioned below.
      F   =   the fair market value on the record date of the capital stock, indebtedness, other securities, cash or assets distributed per share of Common Stock.

The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

               (i) If the Corporation issues shares of Common Stock for a consideration per share less than the Current Market Price per share on the date the Corporation issues such additional shares, the Conversion Price shall be adjusted in accordance with the formula:

                                 P
                                 -
                     C'= C x O + M
                             -----
                               A
where:

      C'  =   the adjusted Conversion Price.
      C   =   the then current Conversion Price.
      O   =   the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares.
      P   =   the aggregate consideration received for the issuance of such additional shares.
      M   =   the Current Market Price per share on the date of issuance of such additional shares.
      A   =   the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. This subparagraph 5(i) does not apply to (i) any transaction or issuance described in subparagraphs 5(f), 5(g) or 5(h) above or subparagraph 5(j) below, (ii) the conversion of Convertible Preferred Stock or Convertible Exchangeable Preferred Stock, or the exercises of the warrants to purchase Common Stock issued to Carlyle Affiliates on the Initial Issue Date, or the conversion, exchange or exercise of other securities whose issuance was the subject of an adjustment pursuant to subparagraph 5(g) or

5(h) above or subparagraph 5(j) below, (iii) Common Stock issued to the Corporation's employees under bona fide employee benefit plans adopted by the Board of Directors of the Corporation and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise by covered by this subparagraph 5(i), but only to the extent that (x) such shares are issued pursuant to employee stock options with an exercise price not less than the Current Market Price on the date of issuance of such option or (y) the aggregate number of shares otherwise excluded hereby (together with the aggregate number of shares issuable upon conversion, exchange or exercise of the securities excluded by clause (iii) of subparagraph 5(j) below) and issued after the Initial Issue Date do not exceed 5% of the Common Stock outstanding at the time of any such issuance, (iv) Common Stock issued to acquire, or in the acquisition of, all or any portion of a business as a going concern, in an arm's-length transaction between the Corporation and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, or (v) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting.

               (j) If the Corporation issues any Rights (other than Convertible Preferred Stock or securities issued in transactions described in subparagraph 5(g) or 5(h) above) and for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such Rights that is less than the Current Market Price per share on the date of issuance of such Rights, the Conversion Price shall be adjusted in accordance with the formula:

                                 P
                                 -
                     C'= C x O + M
                             -----
                             O + D
where:

      C'  =   the adjusted Conversion Price.
      C   =   the then current Conversion Price.
      O   =   the number of shares of Common Stock outstanding immediately prior to the issuance of such Rights.
      P   =   the aggregate consideration received for the issuance of such
              Rights.
      M   =   the Current Market Price per share of Common Stock on the date of issuance of  such Rights.
      D   =   the maximum number of shares deliverable upon conversion or in exchange for or upon exercise of such Rights at the initial conversion, exchange or exercise rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such Rights has not been issued when such Rights are no longer outstanding, then the Conversion Price shall promptly be readjusted to the Conversion Price that would then be in effect had the adjustment upon the issuance of such Rights been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such Rights. This subparagraph 5(j) does not apply to (i) the issuance of any such securities to acquire, or in the acquisition of, all or any portion of a business as a going concern, in an arm's-length transaction between the Corporation and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, (ii) the issuance of any such securities in a bona fide public offering pursuant to a firm commitment underwriting, (iii) the issuance of any such securities to the Corporation's employees under bona fide employee benefit plans adopted by the Board of Directors of the Corporation and approved by the holders of Common Stock when required by law, if such securities would otherwise by covered by this subparagraph 5(j) (but only to the extent that the aggregate number of shares issuable upon the conversion, exchange or exercise of the aggregate number of securities excluded hereby (together with the aggregate number of shares excluded by clause (iii)(y) of subparagraph 5(i) above) and issued after the Initial Issue Date shall not exceed 5% of the Common Stock outstanding at the time of any such issuance), or
(iv) shares issued as PIK Dividends.

               (k) In case the Corporation or any of its subsidiaries shall, by dividend or otherwise, make distributions exclusively in cash (excluding any cash that is distributed upon a merger or consolidation to which Section 5(m) applies or as part of a distribution covered by Section 5(h)) to all the holders of Common Stock in an aggregate amount that, combined together with (i) the aggregate amount of all other such all-cash distributions to all holders of its Common Stock made within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this Section 5(k) or Section 5(l) has been made and (ii) the aggregate of any cash plus the fair market value of other consideration payable in respect of any tender or exchange offer or other stock repurchase program by the Corporation or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this Section 5(k) or Section 5(l) has been made exceeds 12.5% of the Corporation's Market Capitalization on the record date for such distribution then, and in each such case, immediately after the close of business on such date of such determination, the Conversion Price shall be adjusted in accordance with the formula:

                     C'= C x M - E
                             -----
                               M
where:

      C'  =   the adjusted Conversion Price.
      C   =   the then current Conversion Price.
      M   =   the Current Market Price per share of Common Stock on the date fixed for determination times the number of shares of Common
              Stock outstanding on such date.
      E   =   the total amount of cash to be distributed at such time to holders of Common Stock.

               (l) In the case of the consummation of a tender offer, exchange offer (other than an odd-lot offer) or other stock repurchase program made by the Corporation or any subsidiary thereof for all or any portion of the Common Stock involving the payment by the Corporation or such subsidiary of an aggregate consideration that, together with (i) any cash or other consideration payable in a tender offer, exchange offer or other stock repurchase program by the Corporation or any of its subsidiaries for Common Stock consummated within 12 months preceding the consummation of such tender offer, exchange offer or other stock repurchase program (the

"Expiration Time") in respect of which no adjustment has been made pursuant to this paragraph 5(l) or Section 5(k) and (ii) the aggregate amount of all such all-cash distributions referred to in Section 5(k) above to all holders of Common Stock within the 12 months preceding such Expiration Time in respect of which no adjustments have been made, exceeds 12.5% of the Corporation's Market Capitalization as of the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced in accordance with the formula:

                     C'= C x M - E
                             -----
                               N

where:

      C'  =   the adjusted Conversion Price.
      C   =   the then current Conversion Price.
      M   =   the Current Market Price per share of Common Stock on the
              Trading Day next succeeding the Expiration Time times the number of shares of Common Stock outstanding at the Expiration Time
              (including any tendered, exchanged or purchased shares).
      N   =   the Current Market Price per share of Common Stock on the
              Trading Day next succeeding the Expiration Time times the number of shares of the Common Stock outstanding at the Expiration
              Time, less any shares purchased in such tender offer, exchange offer or other stock repurchase program.
      E   =   the fair market value of the aggregate consideration payable to stockholders upon consummation of such tender offer, exchange offer or other stock repurchase program.

The reduction shall become effective immediately prior to the opening of business on the day following the Expiration Time.

               (m) In case of any consolidation, amalgamation, arrangement or merger of the Corporation with or into another Person or any merger of another Person with or into the Corporation (other than a transaction to which paragraph 5(f) applies), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, each share of Convertible Preferred Stock then outstanding will, without the consent of the holder of any Convertible Preferred Stock, become convertible only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock (and other securities, if applicable) into which such Convertible Preferred Stock was convertible immediately prior thereto (assuming such holder of Common Stock (and other securities, if applicable) failed to exercise any rights of election and that such Convertible Preferred Stock was then convertible). Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental agreement so providing and further providing for adjustments which shall be as equivalent as may be practicable to the adjustments provided for in this Section.

               (n) In addition, in the event that any other transaction or event occurs as to which the foregoing adjustment provisions are not strictly applicable but the failure to make any adjustment would adversely affect the conversion rights represented by the Convertible Preferred Stock in accordance with the essential intent and principles of such provisions, then, in each such case, either (i) the Corporation shall appoint an investment banking firm of recognized national standing, or any other financial expert that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or material indirect financial interest in the Corporation or any of subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to the Corporation, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Corporation or any of its subsidiaries, which will give their opinion upon or (ii) the Board of Directors (by a majority of the Non-Preferred Stock Directors) shall determine, consistent with such directors' fiduciary duties to the Corporation's stockholders, the adjustment, if any, on a basis consistent with the essential intent and principles established in the foregoing conversion price adjustment provisions, necessary to preserve, without dilution, the conversion rights represented by the Convertible Preferred Stock. Upon receipt of such opinion or determination, the Corporation shall promptly mail a copy thereof to the holders of the Convertible Preferred Stock and will make the adjustments described therein.

               (o) For purposes of any computation respecting consideration received pursuant to a transaction described or contemplated by this paragraph 5, the following shall apply:

                   (i) in case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith;

                   (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (irrespective of the accounting treatment thereof);

                   (iii) whenever this Certificate of Designation calls for the determination of "fair market value," such fair market value shall be determined in good faith by the Board of Directors (by a majority of the Non-Preferred Stock Directors) as evidenced by a written resolution thereof, and subject to the provisions of subparagraph 5(v) below; and

                   (iv) in the case of the issuance of Rights, the aggregate consideration received therefor shall be deemed to be the consideration received by the Corporation for the issuance of such Rights plus the additional minimum consideration, if any, to be received by the Corporation upon the conversion or exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this subparagraph 5(o)).

               (p) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price. Any adjustments which by reason of this subparagraph (p) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 5 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

               (q) No adjustment in the Conversion Price need be made under this paragraph 5 for (i) rights to purchase Common Stock pursuant to a Corporation plan for reinvestment of dividends or interest, or (ii) any change in the par value or no par value of the Common Stock. The Corporation shall take no action that would cause any adjustment under this paragraph 5 that would reduce the Conversion Price below the par value of the Common Stock. If an adjustment is made to the Conversion Price upon the establishment of a record date for a distribution subject to subparagraphs 5(g) or 5(h) above and if such distribution is subsequently canceled, the Conversion Price then in effect shall be readjusted, effective as of the date when the Board of Directors of the Corporation determines to cancel such distribution, to the Conversion Price which would have been in effect if such record date had not been fixed. No adjustment in the Conversion Price need be made under subparagraphs 5(h), 5(k) and 5(l) above if the Corporation issues or distributes to each holder of Convertible Preferred Stock the shares of capital stock, evidences of indebtedness, other securities of the Corporation or any subsidiary of the Corporation, assets, Rights or cash, referred to in those subparagraphs that each holder would have been entitled to receive had Convertible Preferred Stock been converted into Common Stock prior to the happening of such event or the record date with respect thereto.

               (r) Whenever the Conversion Price is adjusted, the Corporation shall promptly mail to holders of Convertible Preferred Stock, first class, postage prepaid, a notice of the adjustment and a certificate from the Corporation's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. Subject to subparagraph 5(v) below, the certificate shall be conclusive evidence that the adjustment is correct.

               (s) The Corporation from time to time may, by a vote of the Board of Directors (by a majority of the Non-Preferred Stock Directors) reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) Business Days and if the reduction is irrevocable during the period, but in no event may the Conversion Price be less than the par value of a share of Common Stock. Whenever the Conversion Price is so reduced, the Corporation shall mail to holders of Convertible Preferred Stock a notice of the reduction. The Corporation shall mail the notice first class, postage prepaid, at least 20 days before the date the reduction in the Conversion Price is to take effect. The notice shall state the reduced Conversion Price and the period it will be in effect. A reduction of the Conversion Price pursuant to this subparagraph 5(s) does not change or adjust the Conversion Price otherwise in effect for purposes of subparagraphs 5(f), 5(g), 5(h), 5(i), 5(j), 5(k) and 5(l) above.

               (t)  If:

                    (i) the Corporation takes any action that would require an adjustment in the Conversion Price pursuant to subparagraph 5(g) or 5(h) above, or clause (iv) of subparagraph 5(f) above;

                    (ii) the Corporation consolidates or merges with, or transfers all or substantially all of its assets to, another corporation, and stockholders of the Corporation must approve the transaction; or

                    (iii) there is a dissolution or liquidation of the Corporation;

     a holder of Convertible Preferred Stock may want to convert such stock into shares of Common Stock prior to the record date for or the effective date of the transaction so that he may receive the Rights, assets or securities which a holder of shares of Common Stock on that date may receive. Therefore, the Corporation shall mail to such holders a notice, first class, postage prepaid, stating the proposed record or effective date, as the case may be. The Corporation shall mail such notice at least twenty
     (20) days before such date. Failure to mail the notice or any defect in such notice shall not affect the validity of any transaction referred to in clause (i), (ii) or (iii) of this subparagraph 5(t).

               (u) In any case in which this paragraph 5 shall require that an adjustment as a result of any event become effective from and after a record date, the Corporation may elect to defer until after the occurrence of the event triggering the adjustment (i) the issuance to the holder of any shares of Convertible Preferred Stock converted after such record date and before the occurrence of such event of the additional shares of Common Stock or other capital stock issuable upon such conversion over and above the shares issuable on the basis of the Conversion Price in effect immediately prior to adjustment and (ii) a check for any remaining fractional shares of Common Stock as provided in subparagraph 5(c) above; provided, however, that the Company shall deliver to
                            --------  -------
such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares and cash upon the occurrence of the event requiring the adjustment.

               (v) Except as provided in the immediately following sentence, any determination that the Corporation or its Board of Directors (including by a majority of the Non-Preferred Stock Directors) must make pursuant to this paragraph 5 shall be conclusive. Whenever the Corporation or its Board of Directors (including by a majority of the Non-Preferred Stock Directors) shall be required to make a determination under this paragraph 5, such determination shall be made in good faith and may be challenged in good faith by the holders of a majority of the shares of Convertible Preferred Stock then outstanding (with any shares held by the Corporation or any of its Affiliates not being considered to be outstanding for purposes of this Certificate of Designation), and any dispute shall be resolved, at the Corporation's expense, by an investment banking firm of recognized national standing selected by the Corporation and acceptable to such holders of Convertible Preferred Stock; provided, however, that in the event the determination by such investment
- --------  -------
banking firm deviates by no more than 5% from the Corporation's determination, then the cost to the Corporation of the retention of the investment banking firm shall be borne by the holders of the Convertible Preferred Stock challenging the Corporation's determination.

               (w) All shares of Convertible Preferred Stock converted pursuant to this paragraph 5 shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock, without designation as to series and may thereafter be reissued as shares of any series of preferred stock other than Convertible Preferred Stock.

               (x) In the event that all holders of Convertible Exchangeable Preferred Stock shall not have waived their rights that accrue pursuant to
Section 8 of the Convertible Exchangeable Preferred Stock Certificate of Designations as a result of the Company's issuance of Convertible Preferred Stock on the Initial Issuance Date, then (i) the Company shall send to the holders of the Convertible Exchangeable Preferred Stock not providing such waiver, as promptly as possible following the Closing Date, the Special Conversion Notice (as defined in the Convertible Exchangeable Preferred Stock Certificate of Designation) and (ii) upon expiration of the forty-five (45) day period following the provision of such Special Conversion Notice, the Conversion Price shall be adjusted in accordance with the following formula to adjust for the effects of the conversion of Convertible Exchangeable Preferred Stock at the Special Conversion Price (as defined in the Convertible Exchangeable Preferred Stock Certificate of Designation):

                     C'= C x (O/(O + P - ((D/0.135)/X)))

where:

      C'  =   the adjusted Conversion Price.
      C   =   the then current Conversion Price.
      O   =   the number of shares of Common Stock outstanding immediately prior to the conversion of shares of Convertible Exchangeable
              Preferred Stock into Common Stock at the Special Conversion
              Price.
      P   =   the number of shares of Common Stock issued upon conversion of shares of Convertible Exchangeable Preferred Stock at the Special
              Conversion Price.
      D   =   the amount of annual dividends payable on the shares of
              Convertible Exchangeable Preferred Stock converted into Common
              Stock at the Special Conversion Price.
      X   =   the regular Conversion Price of the Convertible Exchangeable
              Preferred Stock (i.e., $5.84).

          6.   Redemption by the Corporation.
               -----------------------------

               (a) The Convertible Preferred Stock may be redeemed in whole, but
not in part, at any time after          , 2003 at the option of the Corporation,
as determined by the Board of Directors (by a majority of the Non-Preferred Stock Directors), at the Redemption Price. If the Redemption Date is on or after a Record Date and on or before the related Dividend Payment Date, the dividend payable shall be paid to the holder in whose name the Convertible Preferred Stock is registered at the close of business on such record date.

               (b) Notice of any redemption shall be sent by or on behalf of the Corporation not more than sixty (60) days nor less than thirty (30) days prior to the Redemption Date, by first class mail, postage prepaid, to all holders of record of the Convertible Preferred Stock at their respective last addresses as they shall appear on the books of the Corporation; provided, however, that no failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Convertible Preferred Stock except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Convertible Preferred Stock may be listed or admitted to trading, such notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the place or places in the United States where certificates for such shares are to be surrendered for payment of the Redemption Price; (iv) that dividends on the shares to be redeemed will cease to accrue on the Redemption Date; (v) the Conversion Price;
(viii) that Convertible Preferred Stock called for redemption may be converted at any time before the close of business on the Redemption Date; and (vi) that holders of Convertible Preferred Stock must satisfy the requirements of paragraph 5 above if such holders desire to convert such shares. Upon the mailing of any such notices of redemption, the Corporation shall become obligated to redeem at the time of redemption specified thereon all shares called for redemption.

               (c) If notice has been mailed in accordance with subparagraph 6(b) above and provided that on or before the Redemption Date specified in such notice, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Redemption Date, dividends on the shares of the Convertible Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding and shall not have the status of shares of Convertible Preferred Stock, and all rights of the holders thereof as shareholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease. Upon surrender, in accordance with said notice, of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the Redemption Price.

               (d) Any funds deposited with a bank or trust Corporation for the purpose of redeeming Convertible Preferred Stock shall be irrevocable except that:

                   (i) the Corporation shall be entitled to receive from such bank or trust Corporation the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

                   (ii) any balance of monies so deposited by the Corporation and unclaimed by the holders of the Convertible Preferred Stock entitled thereto at the expiration of two (2) years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

               (e) No Convertible Preferred Stock may be redeemed except with funds legally available for the payment of the Redemption Price.

               (f) All shares of Convertible Preferred Stock redeemed pursuant to this paragraph 6 shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock, without designation as to series and may thereafter be reissued as shares of any series of preferred stock other than shares of Convertible Preferred Stock.

          7.   Voting Rights.
               --------------
          In addition to any voting rights provided by law, the holders of shares of Convertible Preferred Stock shall have the following voting rights:

               (a) So long as any shares of the Convertible Preferred Stock remain outstanding, each share of Convertible Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock (except during the Five Year Period with respect to the election of the Non-Preferred Stock Directors), voting together with the Common Stock as a single class (together with all other classes and series of stock of the Corporation that are entitled to vote as a single class with the Common Stock) at all meetings of the stockholders of the Corporation. In any vote with respect to which the Convertible Preferred Stock shall vote with the holders of Common Stock as a single class together with all other classes and series of stock of the Corporation that are entitled to vote as a single class with the Common Stock, each share of Convertible Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the number of shares of Common Stock into which such share of Convertible Preferred Stock is convertible on the date of such vote. Such voting right of the holders of the Convertible Preferred Stock may be exercised at any annual meeting of stockholders, any special meeting of stockholders, or by written consent of the minimum number of shares required to take such action pursuant to Section 228 of the Delaware General Corporation.

               (b) On any matter on which the holders of Convertible Preferred Stock are entitled by law or under the Certificate of Incorporation to vote separately as a class, each such holder shall be entitled to one vote for each share held, and such matter shall be determined by a majority of the votes cast unless Delaware law or this Certificate of Designations requires approval by a higher percentage.

               (c) During such time as any shares of Convertible Preferred Stock are outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least a majority of the issued and outstanding shares of Convertible Preferred Stock voting together as a separate class, (i) create, authorize or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any class or series of shares ranking on a parity with or prior to the Convertible Preferred Stock, either as to dividends or redemption or upon voluntary or involuntary liquidation, dissolution or winding up, (ii) increase the authorized shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of Convertible Preferred Stock, except for the issuance of PIK Dividends in accordance with Section 3(b), (iii) amend, alter, waive the application of, or repeal (whether by merger, consolidation or otherwise) any provision of the Certificate of Incorporation of the Corporation, enter into any agreement or take any other corporate action which in any manner would alter, change, or otherwise adversely affect the powers, rights or preferences of the Convertible Preferred Stock, (iv) effect the reorganization, recapitalization, liquidation, dissolution or winding up of the Corporation, or the sale, lease, conveyance or exchange of all or substantially all of the assets, property or business of the Corporation, or the merger or consolidation of the Corporation with or into any other corporation, if such transaction in any manner would alter, change or otherwise adversely affect the powers, rights, or preferences of the Convertible Preferred Stock or
(v) take any action which would cause a dividend or other distribution to be deemed to be received by the holders of the Convertible Preferred Stock for federal income tax purposes unless such dividend or other distribution is actually received by such holders.

               (d) Unless and until Carlyle Affiliates cease collectively to beneficially own shares of capital stock having 20% or more of the votes that may be cast generally at annual or special meetings of stockholders, then the number of Directors comprising the Board of Directors shall at all times be an odd number, and the holders of Convertible Preferred Stock, voting separately as a class, shall have the exclusive right to elect (i) during the Five Year Period, the smallest number of Directors that constitutes a majority of the Board of Directors and (ii) subsequent to the Five Year Period, the greatest number of Directors that constitutes a minority of the Board of Directors (each such Director, a "Preferred Stock Director") at any special meeting of stockholders called for such purpose, at each annual meeting of stockholders and in any written consent of stockholders pursuant to Section 228 of the Delaware General Corporation Law. So long as the holders of the Convertible Preferred Stock have the right to elect Preferred Stock Directors pursuant to the preceding sentence, then (i) during the Five Year Period, the holders of the Common Stock, voting separately as a class, will have the exclusive right (subject to the rights of the holders of Convertible Exchangeable Preferred Stock pursuant to Section 10 of the Convertible Exchangeable Preferred Stock Certificate of Designations) to elect the Non-Preferred Stock Directors and (ii) subsequent to the Five Year Period (subject to the rights of the holders of Convertible Exchangeable Preferred Stock pursuant to Section 10 of the Convertible Exchangeable Preferred Stock Certificate of Designations) each share of Convertible Preferred Stock shall entitle the holder thereof to vote, together with the Common Stock as a single class (together with all other classes and series of stock of the Corporation that are entitled to vote as a single class with the Common Stock) for the election of the Non-Preferred Stock Directors at any such meeting and in any written consent of stockholders pursuant to Section 228 of the Delaware General Corporation Law. From and after the date on which Carlyle Affiliates cease collectively to beneficially own shares of capital stock having 20% or more of the votes that may be cast generally at annual or special meetings of stockholders, the right of the holders of the Convertible Preferred Stock to elect the Preferred Stock Directors shall terminate in the manner set forth in subparagraph 7(e) and each share of Convertible Preferred Stock shall thereafter entitle the holder thereof to vote together with the Common Stock as a single class (together with all other classes and series of stock of the Corporation that are entitled to vote as a single class with the Common Stock) for the election of all directors of the Corporation as provided in subparagraph 7(a) (subject to the provisions of subparagraph 7(f) below and Section 10 of the Convertible Exchangeable Preferred Stock Certification of Designations).

               (e) The Preferred Stock Directors elected as provided herein shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify. Any Preferred Stock Director may be removed with or without cause by, and shall not be removed other than by, the vote of the holders of a majority of the outstanding shares of Convertible Preferred Stock, voting separately as a class, at a meeting called for such purpose or by written consent in accordance with Section 228 of the Delaware General Corporate Law. If the office of any Preferred Stock Director becomes vacant by reason of death, resignation, retirement, disqualification or removal from office or otherwise, the remaining Preferred Stock Directors, by majority vote, may elect a successor, or, alternatively, the holders of a majority of the outstanding shares of Convertible Preferred Stock, voting separately as a class, at a meeting called for such purpose or by written consent in accordance with Section 228 of the Delaware General Corporation Law may elect a successor. Any such successor shall hold office for the unexpired term in respect of which such vacancy occurred. Upon any termination of the right of the holders of Convertible Preferred Stock to vote for and elect Preferred Stock Directors as herein provided, the Preferred Stock Directors then serving on the Board of Directors may continue to hold their office for the remainder of their term. Only Non-Preferred Stock Directors shall have the right to vote in the election of any person to fill any vacancy created by the death, resignation, retirement, disqualification or removal from office or otherwise of any Non-Preferred Stock Director and all such rights with respect to the Non-Preferred Stock Directors shall be exercised for and on behalf of the Board of Directors by a majority of the Non-Preferred Stock Directors. This subparagraph
(e) may not be amended without (x) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and (y) the affirmative vote of the holders of a majority of the outstanding shares of Convertible Preferred Stock.

               (f) (i) Whenever, at any time or times when the Convertible Preferred Stock is no longer entitled to elect Preferred Stock Directors pursuant to subparagraph 7(d), dividends payable on the shares of Preferred Stock at the time outstanding shall be cumulatively in arrears for six Dividend Periods (whether or not consecutive), the holders of Convertible Preferred Stock shall have the exclusive right, voting separately as a class with holders of shares of any Parity Stock upon which like voting rights have been conferred and are exercisable (the Convertible Preferred Stock and any such Parity Stock, collectively for purposes of this subparagraph 7(f), the "Defaulted Preferred Stock"), to elect two Directors at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders; provided,
                                                                    --------
however, that if such voting rights shall become vested more than 90 days or
- -------
less than 20 days before the date prescribed for the annual meeting of stockholders, thereupon the holders of the shares of Defaulted Preferred Stock shall be entitled to exercise their voting rights at a special meeting of the holders of shares of Defaulted Preferred Stock as set forth in clauses (ii) and
(iii) of this subparagraph 7(f). At elections for such Directors, each holder of Preferred Stock shall be entitled to one hundred votes for each share held (the holders of shares of any other series of Defaulted Preferred Stock ranking on such a parity being entitled to such number of votes, if any, for each share of stock held as may be granted to them). Upon the vesting of such right of the holders of Defaulted Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of outstanding Defaulted Preferred Stock as hereinafter set forth. The right of holders of Defaulted Preferred Stock, voting separately as a class without regard to series, to elect members of the Board of Directors as aforesaid shall continue until such time as all dividends accumulated on Defaulted Preferred Stock shall have been paid or declared and funds set aside for payment in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned.

                    (ii) Whenever such voting right shall have vested, such right may be exercised initially either at a special meeting of the holders of shares of Defaulted Preferred Stock called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing Directors, and thereafter at such meetings or by the written consent of such holders pursuant to Section 228 of the General Corporation Law of the State of Delaware.

                    (iii) At any time when such voting right shall have vested in the holders of shares of Defaulted Preferred Stock entitled to vote thereon, and if such right shall not already have been initially exercised, an officer of the Corporation shall, upon the written request of holders of record of 10% of the voting power represented by the shares of such Defaulted Preferred Stock then outstanding, addressed to the Treasurer of the Corporation, call a special meeting of holders of shares of such Defaulted Preferred Stock. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Treasurer of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Treasurer of the Corporation, or within 30 days after mailing the same within the United States, by registered mail, addressed to the Treasurer of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% of the voting power represented by the shares of Defaulted Preferred Stock then outstanding may designate in writing any person to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided in this paragraph. Any holder of shares of Defaulted Preferred Stock then outstanding that would be entitled to vote at such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called or held during a period within 45 days immediately preceding the date fixed for the next annual meeting of stockholders.

                    (iv) The directors elected pursuant to this subparagraph 7(f) shall serve until the earlier of (i) the next annual meeting or until their respective successors shall be elected and shall qualify or (ii) until such time as all dividends accumulated on Defaulted Preferred Stock shall have been paid or declared and funds set aside for payment in full; any Director elected by the holders of Defaulted Preferred Stock may be removed by, and shall not be removed otherwise than by, the vote of the holders of a majority of the voting power of the outstanding shares of the Defaulted Preferred Stock who were entitled to participate in such election of directors, voting as a separate class, at a meeting called for such purpose or by written consent as permitted by law and the Certificate of Incorporation and Bylaws of the Corporation. If the office of any Director elected by the holders of Defaulted Preferred Stock, voting as a class, becomes vacant by reason of death, resignation, retirement, disqualification or removal from office or otherwise, the remaining Director elected by the holders of Defaulted Preferred Stock, voting as a class, may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. Upon any termination of the right of the holders of Defaulted Preferred Stock to vote for directors as herein provided, the term of office of all Directors then in office elected by the holders of Defaulted Preferred Stock, voting as a class, shall terminate immediately. Whenever the terms of office of the Directors elected by the holders of Defaulted Preferred Stock, voting as a class, shall so terminate and the special voting powers vested in the holders of Defaulted Preferred Stock shall have expired, the number of Directors shall be such number as may be provided for in the Bylaws or Certificate of Incorporation irrespective of any increase made pursuant to the provisions of this subparagraph 7(f).

          8.   Exclusion of Other Rights. Except as may otherwise be required by
               -------------------------
law, the shares of Convertible Preferred Stock shall not have any voting powers, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Certificate of Incorporation. The shares of Convertible Preferred Stock shall have no preemptive or subscription rights in respect of any securities of the Corporation.

          9.   Financial Statements.
               --------------------

               (a) Whether or not required by the rules and regulations of the Commission, so long as any shares of Convertible Preferred Stock are outstanding, the Corporation shall furnish to the holders of Convertible Preferred Stock (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Corporation were required to file such Forms, including "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Corporation's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Corporation were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, the Corporation shall file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, for so long as any Convertible Preferred Stock remains outstanding, the Corporation shall furnish to the holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

               (b) The Corporation shall, so long as any of the shares of Convertible Preferred Stock are outstanding, deliver to the holders of Convertible Preferred Stock, forthwith upon any Executive Officer of the Corporation becoming aware of any default under this Certificate of Designations, an Officers' Certificate specifying such default and what action the Corporation is taking or proposes to take with respect thereto.

          10.  Ranking. With regard to rights to receive dividends, redemption
               -------
payments and distributions upon liquidation, dissolution or winding up of the Corporation, the Convertible Preferred Stock shall rank pari passu with any
                                                        ---- -----
Parity Stock and senior to the Common Stock and any other equity securities or other securities into which any convertible indebtedness is convertible which are issued by the Corporation after the date of this Certificate of Designation. The Convertible Preferred Stock shall not be subject to the creation of capital stock senior with regards to the right to receive dividends, redemption payments and distribution upon liquidation, dissolution or winding up of the Corporation.

          11.  Modification and Waiver.
               -----------------------

               (a) Except as otherwise provided above, the terms of this Certificate of Designation may be amended and the rights hereunder may be waived with the consent of holders of a majority of the shares of the Convertible Preferred Stock then outstanding, provided, that no such
                                  --------
modification or waiver shall change the dividend rights or the terms for conversion of the Convertible Preferred Stock without the consent of each holder of Convertible Preferred Stock.

               (b) The Convertible Preferred Stock shall also be subject to the miscellaneous provisions regarding the Corporation's preferred stock set forth in the Certificate of Incorporation, as amended.

          12.  Headings of Subdivisions.  The headings of the various
               ------------------------
subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

          13.  Severability of Provisions. If any voting powers, preferences and
               --------------------------
relative, participating, optional and other special rights of the Convertible Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of the Convertible Preferred Stock and any qualifications, limitations and restrictions thereof set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of the Convertible Preferred Stock or qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of the Convertible Preferred Stock or qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Convertible Preferred Stock or qualifications, limitations and restrictions thereof unless so expressed herein.

          14.  Record Holders.  The Corporation and the transfer agent for the
               --------------
Convertible Preferred Stock may deem and treat the record holder of any shares of Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Company nor the transfer agent shall be affected by any notice to the contrary.

          15.  Notice.  Except as may otherwise be provided for herein, all
               ------
notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon receipt, in the case of a notice of conversion given to the Corporation as contemplated in Section 5(b) hereof, or, in all other cases, upon the earlier of receipt of such notice or three Business Days after the mailing of such notice if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate) with postage prepaid, addressed: if to the Corporation, to its offices at 23456 Hawthorne Boulevard, Torrance, California 90505 Attention:
Secretary or to an agent of the Corporation designated as permitted by this Certificate, or, if to any holder of the Convertible Preferred Stock, to such holder at the address of such holder of the Convertible Preferred Stock as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Preferred Stock); or to such other address as the Company or holder, as the case may be, shall have designated by notice similarly given.

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by [NAME AND TITLE OF OFFICER] and attested by [NAME OF SECRETARY]
its secretary, this      day of           , 199 .
                    ----        ----------     -

                                       INTERNATIONAL TECHNOLOGY CORPORATION


                                       By:
                                           ---------------------------------
ATTEST:                                    Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------


By:
   ------------------------
   Name:
        ----------------------
              Secretary

                                   EXHIBIT B

                                    FORM OF

                         REGISTRATION RIGHTS AGREEMENT

================================================================================




                         INTERNATIONAL TECHNOLOGY CORP.
                              ____________________

                         REGISTRATION RIGHTS AGREEMENT










                        DATED AS OF ______________, 1996

================================================================================

1.   DEFINITIONS..........................................................  1

2.   DEMAND REGISTRATIONS.................................................  4

          (a) Timing Of Demand Registrations..............................  4
          (b) Number of Demand Registrations..............................  4
          (c) Required Thresholds.........................................  4
          (d) Participation...............................................  4
          (e) Underwriter's Cutback.......................................  4
          (f) Managing Underwriter........................................  5

3.   PIGGYBACK REGISTRATIONS..............................................  5

          (a) Participation...............................................  5
          (b) Underwriter's Cutback.......................................  5
          (c) Company Control.............................................  6

4.   HOLD-BACK AGREEMENTS.................................................  6

          (a) By Holders of Registrable Securities........................  6
          (b) By the Company and Others...................................  6

5.   REGISTRATION PROCEDURES..............................................  7

6.   REGISTRATION EXPENSES................................................ 11

          (a) Demand Registrations........................................ 11
          (b) Piggyback Registrations..................................... 11
          (c) Company Expenses............................................ 11

7.   INDEMNIFICATION...................................................... 11

          (a) Indemnification by Company.................................. 11
          (b) Indemnification Procedures.................................. 12
          (c) Indemnification by Holder of Registrable Securities......... 13
          (d) Contribution................................................ 13

8.   EXCHANGE ACT REPORTING REQUIREMENTS.................................. 14

9.   REQUIREMENTS FOR PARTICIPATION IN UNDERWRITTEN OFFERINGS............. 15

10.  SUSPENSION OF SALES.................................................. 15

11.  FUTURE REGISTRATION RIGHTS AGREEMENTS................................ 15

12.  MISCELLANEOUS........................................................ 16

          (a) Remedies.................................................... 16
          (b) No Inconsistent Agreements.................................. 16
          (c) Amendments and Waivers...................................... 17
          (d) Notices..................................................... 17
          (e) Successors and Assigns...................................... 17

          (f) Counterparts................................................ 17
          (g) Table of Contents and Headings.............................. 18
          (h) Governing Law............................................... 18
          (i) Severability................................................ 18
          (j) Forms....................................................... 18
          (k) Entire Agreement............................................ 18

                        INTERNATIONAL TECHNOLOGY CORP.

             23456 HAWTHORNE BOULEVARD, TORRANCE, CALIFORNIA 90505

     This Registration Rights Agreement ("Agreement") is made and entered into as of ________ __, 1996, by and among International Technology Corporation, a Delaware corporation (the "Company"), and the investors (herein referred to collectively as the "Investors" and individually as an "Investor") constituting the "Purchasers" under the Securities Purchase Agreement dated as of August 28, 1996 (the "Purchase Agreement"). In order to induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

     The parties hereby agree as follows:

1.  DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Board of Directors:  The Board of Directors of the Company.

     Claim: Any loss, claim, damages, liability or expense (including the reasonable costs of investigation and legal fees and expenses).

     Common Stock:  The common stock, par value $1.00 per share, of the Company.

     Demand Registration:  A registration pursuant to Section 2 hereof.

     Equity Security: Any capital stock of the Company or any security convertible, with or without consideration, into any such stock, or any security carrying any warrant or right to subscribe to or purchase any such stock, or any such warrant or right.

     Exchange Act: The Securities Exchange Act of 1934, as from time to time amended.

     Firm Commitment Underwritten Offering: An offering in which the underwriters agree to purchase securities for distribution pursuant to a registration statement under the Securities Act and in which the obligation of the underwriters is to purchase all the securities being offered if any are purchased.

     Holder: The beneficial owner of a security. For all purposes of this Agreement, the Company shall be entitled to treat the record owner of a security as the beneficial owner of such security unless the Company has been given written notice of the existence and identity of a different beneficial owner. A Holder of Preferred Stock shall be deemed to be the Holder of the Common Stock into which such Preferred Stock could be converted.

     Indemnified Holder: Any Holder of Registrable Securities, any officer, director, employee or agent of any such Holder and any Person who controls any such Holder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act.

     Misstatement: An untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

     Person: A natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

     Piggyback Registration:  A registration pursuant to Section 3 hereof.

     Preferred Stock: The Cumulative Convertible Participating Preferred Stock of the Company being issued and sold pursuant to the Purchase Agreement.

     Prospectus: The prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

     Registration:  A Demand Registration or a Piggyback Registration.

     Registration Expenses: The out-of-pocket expenses of a Registration, including:

          (1) all registration and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers);

          (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determinations of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate);

          (3)  printing, messenger, telephone and delivery expenses;

          (4) fees and disbursements of counsel for the Company, counsel for the underwriters and of not more than one firm of attorneys for the sellers of the Registrable Securities;

          (5) fees and disbursements of all independent certified public accountants of the Company incurred in connection with such Registration (including the expenses of any special audit and "cold comfort" letters incident to such registration);

          (6) fees and disbursements of underwriters (excluding discounts, commissions, fees or expenses of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities);

          (7) premiums and other costs of securities acts liability insurance if the Company so desires or if the underwriters or selling holders of Registrable Securities so require; and

          (8)  fees and expenses of any other Persons retained by the Company.

     Registration Statement: Any registration statement under the Securities Act on an appropriate form (which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed therewith) which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

     Registrable Securities: (a) The shares of Common Stock issued or issuable upon conversion of the Preferred Stock, whether or not owned by the Investors,
(b) the shares of Common Stock issued or issuable upon exercise of any Warrants, whether or not owned by the Investors , and (c) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided that any such share or other security shall be deemed to be Registrable Securities only if and so long as it is a Transfer Restricted Security.

     Securities Act:  The Securities Act of 1933, as from time to time amended.

     SEC:  The Securities and Exchange Commission.

     Transfer Restricted Security: A security that has not been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 promulgated thereunder (or any successor rule). The foregoing notwithstanding, a security shall remain a Transfer Restricted Security until (i) all stop transfer instructions or notations and restrictive legends with respect to such security have been lifted or removed and (ii) the Holder of such security has received at Company expense an opinion of counsel to the Company (which counsel and opinion are reasonably satisfactory to such Holder), to the effect that such shares in such Holder's hands are freely transferable in any public or private transaction without registration under the Securities Act (or such Holder has waived receipt of such opinion).

     Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for distribution to the public.

     Warrants: The warrants to purchase Common Stock issued pursuant to that certain Warrant Agreement dated of even date herewith by and among the Company and the Investors.

2.   DEMAND REGISTRATIONS

     (a)  TIMING OF DEMAND REGISTRATIONS

          Holders of Registrable Securities constituting at least 20% of the Registrable Securities then outstanding may request at any time that the Company file a registration statement under the Securities Act on an appropriate form (which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed herewith) covering the shares of Registrable Securities that are the subject of such request.

     (b)  NUMBER OF DEMAND REGISTRATIONS

          The Company shall be obligated to prepare, file and cause to become effective pursuant to this Section 2 no more than five Registration Statements; provided, however, that a Registration Statement shall not be counted as one of the five Demand Registrations hereunder unless it becomes effective and is maintained effective in accordance with the requirements specified in Section 5(a).

     (c)  REQUIRED THRESHOLDS

          The Company shall not be obligated to prepare, file and cause to become effective pursuant to this Section 2 a Registration Statement unless the proposed aggregate public offering price of the securities to be included in such Demand Registration is at least $5 million. Nor shall the Company be obligated to prepare, file or cause to become effective such Registration Statement upon a demand made by the Holders of less than 50% the Registrable Securities then outstanding if such demand is made less than six months after the effective date of the Company's most recent registration statement for shares of Common Stock (other than a Registration Statement on Form S-4 or Form S-8 or any successor forms thereto).

     (d)  PARTICIPATION

          The Company shall promptly give written notice to all Holders of Registrable Securities upon receipt of a request for a Demand Registration pursuant to Section 2(a) above. The Company shall include in such Demand Registration such shares of Registrable Securities for which it has received written requests to register such shares within 30 days after such written notice has been given.

     (e)  UNDERWRITER'S CUTBACK

          If the public offering of Registrable Securities is to be underwritten and, in the good faith judgment of the managing underwriter, the inclusion of all the Registrable Securities requested to be registered hereunder would interfere with the successful marketing of a smaller number of such shares of Registrable Securities, the number of shares of Registrable Securities to be included shall be reduced to such smaller number with the participation in such offering to be pro rata among the Holders of Registrable Securities requesting such registration, based upon the number of shares of Registrable Securities owned by such Holders.

          Any shares that are thereby excluded from the offering shall be withheld from the market by the Holders thereof for a period (not to exceed 30 days prior to the effective date and 90 days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

          The Company and, subject to the requirements of Section 11 hereof, other Holders of securities of the Company may include such securities in such Registration if, but only if, the managing underwriter concludes that such inclusion will not interfere with the successful marketing of all the Registrable Securities requested to be included in such registration.

     (f)  MANAGING UNDERWRITER

          The managing underwriter or underwriters of any underwritten public offering covered by a Demand Registration shall be selected by the Holders of a majority of the shares of Registrable Securities to be included in such registration, subject to the approval of the Board of Directors (by a majority of the Directors not elected by the holders of the Cumulative Convertible Preferred Stock of the Company, voting as a separate class (the "Non-Preferred Stock Directors")), which approval shall not be unreasonably withheld.

3.   PIGGYBACK REGISTRATIONS

     (a)  PARTICIPATION

          Each time the Company decides to file a registration statement under the Securities Act (other than registrations on Forms S-4 or S-8 or any successor form thereto, and other than a Demand Registration) covering the offer and sale by it or any of its security holders of any of its securities for money, the Company shall give written notice thereof to all Holders of outstanding Registrable Securities. The Company shall include in such registration statement such shares of Registrable Securities for which it has received written requests to register such shares within 30 days after such written notice has been given. If the registration statement is to cover an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

     (b)  UNDERWRITER'S CUTBACK

          Subject to the requirements of Section 11 hereof, if in the good faith judgment of the managing underwriter of such offering the inclusion of all of the shares of Registrable Securities and any other Common Stock requested to be registered would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registrable Securities and other Common Stock to be included in the offering shall be reduced to such smaller number with the participation in such offering to be in the following order of priority: (1) first, the shares of Common Stock which the Company proposes to sell for its own account, (2) second, the shares of Registrable Securities requested to be included, and (3) third, any other shares of Common Stock requested to be included. Any necessary allocation among the Holders of shares within each of the foregoing groups shall be pro rata among such Holders requesting such registration based upon the number of shares of Common Stock and Registrable Securities owned by such Holders.

          All shares so excluded from the underwritten public offering shall be withheld from the market by the Holders thereof for a period (not to exceed 30 days prior to the effective date and 120 days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

     (c)  COMPANY CONTROL

          The Company may decline to file a Registration Statement after giving notice to any Holder pursuant to Section 3(a) above, or withdraw a Registration Statement after filing and after such notice, but prior to the effectiveness thereof, provided that the Company shall promptly notify each Holder in writing of any such action and provided further that the Company shall bear all expenses incurred by such Holder or otherwise in connection with such withdrawn Registration Statement.

4.   HOLD-BACK AGREEMENTS

     (a)  BY HOLDERS OF REGISTRABLE SECURITIES

          Upon the written request of the managing underwriter of any underwritten offering of the Company's securities, a Holder of Registrable Securities shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in such registration) without the prior written consent of such managing underwriter for a period (not to exceed 30 days before the effective date and 120 days thereafter) that such managing underwriter reasonably determines is necessary in order to effect the underwritten public offering; provided that each of the officers and directors of the Company shall have entered into substantially similar holdback agreements with such managing underwriter covering at least the same period.

     (b)  BY THE COMPANY AND OTHERS

          The Company agrees:

          (1) not to effect any public or private sale or distribution of its Equity Securities during the 30-day period prior to, and during the 120-day period after, the effective date of each underwritten offering made pursuant to a Demand Registration or a Piggyback Registration, if so requested in writing by the managing underwriter (except as part of such underwritten offering, pursuant to registrations on Forms S-4 or S-8 or any successor forms thereto or pursuant to the terms of the Company's Non-Employee Directors Retirement Plan or private issuances of Equity Securities as consideration for any acquisition by the Company or a subsidiary of assets or Capital Stock of any unaffiliated third party), and

          (2) not to issue any Equity Securities other than for sale in a registered public offering unless each of the Persons to which such securities are issued has entered a written agreement binding on its transferees not to effect any public sale or distribution of such securities during such period, including without limitation a sale pursuant to Rule 144 under the

     Securities Act (except as part of such underwritten registration, if and to the extent permitted hereunder).

5.   REGISTRATION PROCEDURES

          If and whenever the Company is required to register Registrable Securities in a Demand Registration or a Piggyback Registration, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and remain continuously effective until the date earlier to occur of (i) the date six months from the date such Registration Statement was declared effective, and
(ii) the date the last of the Registrable Securities covered by such Registration Statement have been sold, provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and underwriters, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Holders of a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

          (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any Holder of Registrable Securities or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

          (c) promptly notify the selling Holders of Registrable Securities and the managing underwriter, if any, and (if requested by any such Person) confirm such advice in writing,

               (1) when the Prospectus or any supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

               (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

               (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

               (4) if at any time the representations and warranties of the Company contemplated by clause (1) of paragraph (o) below cease to be accurate in all material respects,

               (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

               (6) of the existence of any fact which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing a Misstatement;

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

          (e) if requested by the managing underwriter or a Holder of Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a supplement or post-effective amendment such information as the managing underwriter and the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such supplement or post-effective amendment as soon as notified of the matters to be incorporated in such supplement or post-effective amendment;

          (f) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the selling Holders of Registrable Securities and to the managing underwriter, if any, and make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling Holders or underwriters may reasonably request;

          (g) furnish to each selling Holder of Registrable Securities and the managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (h) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus);

          (i) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holders or underwriters may designate in writing and do anything else necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (j) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may request at least three business days prior to any sale of Registrable Securities to the underwriters;

          (k) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (l) if the Registration Statement or the Prospectus contains a Misstatement, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain a Misstatement;

          (m) cause all Registrable Securities covered by the Registration Statement to be listed on any national securities exchange or authorized for quotation on NASDAQ or in the National Market System, if requested by the Holders of a majority of such Registrable Securities or the managing underwriter, if any;

          (n) provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement;

          (o) enter into such agreements (including an underwriting agreement) and do anything else necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not the registration is an underwritten registration:

               (1) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

               (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, if any, and the Holders of a majority of the Registrable Securities being sold) addressed to each selling Holder and the underwriter, if any, covering the matters customarily covered in opinions delivered to underwriters in primary underwritten offerings and such other matters as may be reasonably requested by such Holders or underwriters;

               (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings;

               (4) if an underwriting agreement is entered into, cause the same to include the indemnification and contribution provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to said Section (or, with respect to the indemnification of such underwriters, such similar indemnification and contribution provisions as such underwriters shall customarily require); and

               (5) deliver such documents and certificates as may be requested by the Holders of a majority of the Registrable Securities being sold and the managing underwriter, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing under such underwriting or similar agreement or as and to the extent otherwise reasonably requested by the Holders of a majority of the Registrable Securities being sold;

          (p) make available for inspection by representatives of the Holders of a majority of the Registrable Securities being sold, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or any such underwriter, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order; and

          (q) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (x) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, (y) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

Notwithstanding the foregoing, the Company shall, upon written notice delivered to the Holders of Registrable Securities, be entitled to postpone the filing or declaration of effectiveness of a Registration

Statement required or proposed to be filed hereunder (i) upon the happening of any event of the kind described in Section 5(c)(6), or (ii) if, in the reasonable determination of the Company, there exists circumstances not yet disclosed to the public, which would be required to be disclosed in such Registration Statement and the disclosure of which would be materially harmful to the Company. The Company shall use its best efforts to minimize the length of any postponement or discontinuance provided that the Company may postpone for a period of sixty (60) days the disclosure of any circumstances if, in the reasonable determination of the Company, such disclosure would be materially harmful to the Company. In no event, however, shall the aggregate period of time that the Company postpones the filing or declaration of effectiveness of, or suspends sales of Registrable Securities pursuant to Section 10 under any Registration Statement, taken together with all such other periods with respect to such Registration Statement exceed, in the aggregate, sixty (60) days.

6.   REGISTRATION EXPENSES

     (a)  DEMAND REGISTRATIONS

          The Company shall bear all Registration Expenses incurred in connection with the first four of the five Demand Registrations and of any Registrations which do not become or are not maintained effective in accordance with the requirements specified in Section 5(a) other than any Registration terminated prior to effectiveness at the request of , or solely as a result of the actions of holders whose Registrable Securities are included in such registration. The Registration Expenses of the fifth Demand Registration shall be borne by the Holders of the Registrable Securities whose Registrable Securities are included in such Registration, pro rata in accordance with the amount of Registrable Securities sold by such holders.

     (b)  PIGGYBACK REGISTRATIONS

          The Company shall bear all Registration Expenses incurred in connection with all Piggyback Registrations.

     (c)  COMPANY EXPENSES

          The Company also will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with any listing of the securities to be registered on a securities exchange, and the fees and expenses of any Person, including special experts, retained by the Company.

7.   INDEMNIFICATION

     (a)  INDEMNIFICATION BY COMPANY

          The Company agrees to indemnify and hold harmless each Indemnified Holder from and against all Claims arising out of or based upon any Misstatement or alleged Misstatement, except insofar as such Misstatement or alleged Misstatement was based upon information furnished in writing to the Company by such Indemnified Holder expressly for use in the document containing such

Misstatement or alleged Misstatement. This indemnity shall not be exclusive and shall be in addition to any liability which the Company may otherwise have.

          The foregoing notwithstanding, the Company shall not be liable to the extent that any such Claim arises out of or is based upon a Misstatement or alleged Misstatement made in any preliminary prospectus if (i) such Indemnified Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities giving rise to such Claim and (ii) the Prospectus would have corrected such untrue statement or omission.

          In addition, the Company shall not be liable to the extent that any such Claim arises out of or is based upon a Misstatement or alleged Misstatement in a Prospectus, (x) if such Misstatement or alleged Misstatement is corrected in an amendment or supplement to such Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Indemnified Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale to the person who purchased a Registrable Security from such Indemnified Holder and who is asserting such Claim.

          The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in a distribution covered by a Registration Statement, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Holders of Registrable Securities.

     (b)  INDEMNIFICATION PROCEDURES

          If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses.

          Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be the expense of such Indemnified Holder unless (i) the Company has agreed to pay such fees and expenses, (ii) the Company shall have failed to assume the defense of such action or proceeding or has failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder that are different from or additional to those available to the Company.

          If such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company as permitted by the provisions of the preceding paragraph, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder. The foregoing notwithstanding, the Company shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders (which firm shall be designated in writing by such Indemnified Holders) in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances.

          The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

     (c)  INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES.

          Each Holder of Registrable Securities agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement, Prospectus or preliminary prospectus. In no event, however, shall the liability hereunder of any selling Holder of Registrable Securities be greater than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a Holder of Registrable Securities, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by Sections 7(a) and 7(b) above.

          The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

     (d)  CONTRIBUTION

          If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(c) above (other than by reason of exceptions provided in those Sections) in respect of any Claims referred to in such Sections, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such Claims as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in Section 7(b), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the Misstatement or alleged Misstatement relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement or alleged Misstatement.

          The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

          Notwithstanding the provisions of this Section 7(d), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which (i) the total price at which the securities that were sold by such Indemnified Holder and distributed to the public were offered to the public exceeds (ii) the amount of any damages which such Indemnified Holder has otherwise been required to pay by reason of such Misstatement.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.   EXCHANGE ACT REPORTING REQUIREMENTS

          From and after the date hereof, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any successor provision) and the use of Form S-3.

          From and after the date hereof, the Company shall forthwith upon request furnish any Holder of Registrable Securities (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.

          The purpose of the foregoing requirements are (x) to enable any such Holder to comply with the current public information requirements contained in paragraph (c) of Rule 144 under the Securities Act (or any successor provision) and (y) to qualify the Company for the use of registration statements on Form S-3.

9.  REQUIREMENTS FOR PARTICIPATION IN UNDERWRITTEN OFFERINGS

          No Person may participate in any underwritten offering pursuant to a Registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  SUSPENSION OF SALES

          Upon receipt of written notice from the Company that (i) a Registration Statement or Prospectus contains a Misstatement, or (ii) in the reasonable determination of the Company, there exists circumstances not yet disclosed to the public which would be required to be disclosed in such Registration Statement and the disclosure of which would be materially harmful to the Company, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemented or amended Prospectus required by Section 5(1) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company shall use its reasonable best efforts to minimize the length of such suspension of sales, provided, that the Company may require the suspension of sales for a period of sixty (60) days in the event that the disclosure of any circumstances, in the reasonable determination of the Company would be materially harmful to the Company. In no event, however, shall the aggregate period of time that the Company postpones the filing or declaration of effectiveness of any Registration Statement pursuant to Section 5, or suspends sales of Registrable Securities pursuant to Section 10 under any Registration Statement, taken together with all such other periods with respect to such Registrations Statement exceed, in the aggregate, sixty (60) days.

11.  FUTURE REGISTRATION RIGHTS AGREEMENTS

          Except for an underwriting agreement between the Company and one or more professional underwriters of securities, the Company shall not agree to register any Equity Securities under the Securities Act unless such agreement specifically provides that:

          (a) the Holder of such Equity Securities may not participate in any Demand Registration without the consent of the Holders of a majority of the shares of the Registrable Securities included in such registration unless:

               (i) the offering of the Registrable Securities is to be a Firm Commitment Underwritten Offering and the managing underwriter concludes that the public offering or sale of such Equity Securities would not interfere with the successful marketing of all Registrable Securities requested to be sold and

               (ii) the Holders of Registrable Securities shall have the right to participate, to the extent they may request, in any registration statement initiated under a demand registration right exercised by the Holder of such Equity Securities, except that if the managing underwriter of a public offering made pursuant to such a demand registration limits the number of shares of Common Stock to be sold, the participation of the Holders of the Registrable Securities and the Holders of all other Common Stock (other than the Equity Securities held by such Holder of Equity Securities) shall be determined as set forth in Section 3 hereof.

          (b) the Holder of such Equity Securities may not participate in any Piggyback Registration if the sale of Registrable Securities is to be underwritten unless, if the managing underwriter limits the total number of shares to be sold, the Holders of such Equity Securities and the Holders of Registrable Securities are entitled to participate in such underwritten distribution based on the order of priority set forth in Section 3 hereof, and

          (c) all Equity Securities excluded from any Registration as a result of the foregoing limitations may not be publicly offered or sold for a period (not to exceed at least 30 days prior to the effective date and 90 days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering of Registrable Securities registered pursuant to this Agreement.

12.  MISCELLANEOUS

     (a)  REMEDIES

          Each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein, in the Purchase Agreement and granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b)  NO INCONSISTENT AGREEMENTS

          The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          Other than as disclosed on Schedule I attached hereto, the Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements.

     (c)  AMENDMENTS AND WAIVERS

          The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of at least a majority of the outstanding shares of Registrable Securities. The foregoing notwithstanding, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of shares of Registrable Securities whose shares are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of shares of Registrable Securities may be given by the Holders of a majority of the shares of Registrable Securities being sold.

     (d)  NOTICES

          All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions hereof, which address initially is, with respect to each Investor, the address set forth on such Investor's signature page of the Purchase Agreement, with a copy to Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Suite 1300, Washington, D.C. 20004, Attention: Bruce E. Rosenblum, Esq.; and

               (ii) if to the Company, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions hereof, with a copy to Gibson, Dunn & Crutcher, 333 South Grand Ave., Los Angeles, California 90071, Attention:
     Andrew E. Bogen, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. The Company shall promptly provide a list of the most current addresses of the Holders of Registrable Securities given to it in accordance with the provisions hereof to any such Holder for the purpose of enabling such Holder to communicate with other Holders in connection with this Agreement.

     (e)  SUCCESSORS AND ASSIGNS

          This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

     (f)  COUNTERPARTS

          This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g)  TABLE OF CONTENTS AND HEADINGS

          The table of contents and headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h)  GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     (i)  SEVERABILITY

          In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (j)  FORMS

          All references in this Agreement to particular forms of registration statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     (k)  ENTIRE AGREEMENT

          This Agreement and the Purchase Agreement are intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

     [signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                           INTERNATIONAL TECHNOLOGY CORPORATION



                           By:  _______________________________________
                                Name:  ________________________________
                                Title: ________________________________


                           CARLYLE PARTNERS II, L.P.
                           By:  TC Group, L.L.C., its General Partner



                                By:  _______________________________________
                                     Name:  ________________________________
                                     Title: ________________________________


                           CARLYLE PARTNERS III L.P.
                           By:  TC Group, L.L.C., its General Partner



                                By:  _______________________________________
                                     Name:  ________________________________
                                     Title: ________________________________


                           CARLYLE INTERNATIONAL PARTNERS II, L.P.
                           By:  TC Group, L.L.C., its General Partner



                                By:  _______________________________________
                                     Name:  ________________________________
                                     Title: ________________________________

                           CARLYLE INTERNATIONAL PARTNERS III, L.P.
                           By:  TC Group, L.L.C., its General Partner



                                By:  _______________________________________
                                     Name:  ________________________________
                                     Title: ________________________________




                           C/S INTERNATIONAL PARTNERS
                           By:  TC Group, L.L.C., its General Partner



                                By:  _______________________________________
                                     Name:  ________________________________
                                     Title: ________________________________

                                   EXHIBIT C

                                    FORM OF
                               WARRANT AGREEMENT

                               WARRANT AGREEMENT

                                 BY AND AMONG

                     INTERNATIONAL TECHNOLOGY CORPORATION

                                      AND

                    CERTAIN WARRANT HOLDERS DEFINED HEREIN



                          DATED AS OF _________, 1996

          WARRANT AGREEMENT dated as of ______ ___, 1996 between International Technology Corporation, a Delaware corporation (the "Company") and Carlyle Partners II, L.P., a Delaware limited partnership ("CP II"), Carlyle Partners
                                                    -----
III, L.P., a Delaware limited partnership ("CP III"), Carlyle International
                                            ------
Partners II, L.P. a Cayman Islands limited partnership ("CIP II"), Carlyle
                                                         ------
International Partners III, L.P., a Cayman Islands limited partnership ("CIP
                                                                         ---
III"), C/S International Partners, a Cayman Islands limited partnership ("C/S
- ---                                                                       ---
IP"), each of which is a limited partnership of which TC Group, L.L.C. is the
- --
general partner (collectively, the "Warrant Holders").

          WHEREAS, the Company and the Warrant Holders have entered into that certain Securities Purchase Agreement dated as of August 28, 1996 (the "Purchase Agreement") pursuant to which the Company proposes, in part, to issue to the Warrant Holders, or their designees, warrants (the "Warrants") to purchase up to an aggregate of five million (5,000,000) shares of Common Stock, $1.00 par value per share of the Company (the "Common Stock," and the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"). Certain terms used herein and not elsewhere defined are defined in the Purchase Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

          SECTION 1.  Warrant Certificates. The certificates evidencing the
                      --------------------
Warrants (the "Warrant Certificates") to be delivered pursuant to this Warrant Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

          SECTION 2.  Execution of Warrant Certificates. Warrant Certificates
                      ---------------------------------
shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board of Directors, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

          In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by the Company, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

          SECTION 3.  Registration. The Company shall number and register the
                      ------------
Warrant Certificates in a register as they are issued. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and shall not be affected by any notice to the contrary.

          SECTION 4.  Registration of Transfers and Exchanges. The Company shall
                      ---------------------------------------
from time to time register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

          The Warrant holders agree that prior to any proposed transfer of the Warrants or of the Warrant Shares, if such transfer is not made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), or an opinion of counsel, reasonably satisfactory in form and substance to the Company, that the Warrant or Warrant Shares may be sold publicly without registration under the Act, the Warrant holder will, if requested by the Company, deliver to the Company:

               (1) an investment representation reasonably satisfactory to the Company signed by the proposed transferee;

               (2) an agreement by such transferee to the impression of the restrictive investment legend set forth below on the Warrant or the Warrant Shares;

               (3) an agreement by such transferee that the Company may place a notation in the stock books of the Company or a "stop transfer order" with any transfer agent or registrar with respect to the Warrant Shares; and

               (4) an agreement by such transferee to be bound by the provisions of this Section 4 relating to the transfer of such Warrant or Warrant Shares.

          The Warrant holders agree that each certificate representing Warrants or Warrant Shares will bear the following legend until such Warrants or Warrant Shares have been sold pursuant to an effective registration statement under the
Act:

          "THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE

          ABSENCE OF REGISTRATION UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER AND OF ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

          Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled and disposed of by the Company.

          SECTION 5.  Warrants; Exercise of Warrants.  Subject to the terms of
                      ------------------------------
this Agreement, each Warrant holder shall have the right, which may be exercised during the period commencing on the date hereof until 5:00 p.m., Eastern Time on _________, 2001 [NOTE: THE FIFTH ANNIVERSARY OF THE CLOSING DATE] (the "Exercise
                 ----
Period"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price (as defined below) then in effect for such Warrant Shares. In the alternative, each Warrant holder may exercise its right, during the Exercise Period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the Warrant holder receives that number of Warrant Shares otherwise issuable (or payable) upon exercise of its Warrants less that number of Warrant Shares having an aggregate fair market value (as defined below) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the holder of the Warrant Shares. For purposes of the foregoing sentence, "fair market value" of the Warrant Shares will be determined in good faith by the Board of Directors (by a majority of the directors not elected by the holders of the Cumulative Convertible Preferred Stock of the Company, voting as a separate class ("Non-Preferred Stock Directors)), as of the date of any such exercise. Such determination may be challenged in good faith by holders of a majority of the Warrants, and any dispute shall be resolved at the Company's cost, by determination of an investment banking firm of recognized national standing selected by the Company and acceptable to such Warrant holder, which shall be made in good faith and be conclusive about manifest error; provided, however,
                                                           --------  -------
that in the event that the determination by the investment banking firm deviates from the Company's determination by no more than 5%, then the cost to the Company of the retention of the investment banking firm shall be borne by the Warrant holders challenging the Company's determination. Each Warrant not exercised prior to 5:00 p.m., Eastern Standard Time, on _________, 2001 [NOTE:
                                                                         ----
THE FIFTH ANNIVERSARY OF THE CLOSING DATE] shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

          A Warrant may be exercised upon surrender to the Company at its office designated for such purpose (the address of which is set forth in Section 14 hereof) of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, and upon payment to the Company of the exercise price (the "Exercise Price") which is set forth in the form of Warrant Certificate attached hereto as Exhibit A as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company or (ii) in the manner provided in the first paragraph of this Section 5.

          Subject to the provisions of Section 6 hereof, upon such surrender of Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 11; provided, however, that if any consolidation, merger or lease or sale of assets
- --------  -------
is proposed to be effected by the Company as described in Subsection 10(o) hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 11. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

          The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered by the Company and at its expense pursuant to the provisions of this Section and of Section 2 hereof.

          All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office.

          SECTION 6. Payment of Taxes. The Company will pay all documentary
                     -----------------
stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required
                      --------  -------
to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          SECTION 7.  Mutilated or Missing Warrant Certificates. In case any of
                      -----------------------------------------
the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to it. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

          SECTION 8.  Reservation of Warrant Shares. The Company will at all
                      -----------------------------
times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

          The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 13 hereof.

          Before taking any action which would cause an adjustment pursuant to
Section 10 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

          SECTION 9.  Stock Exchange Listings. The Company will from time to
                      -----------------------
time take all action, at its expense, which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed and maintained on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed and register under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all shares of Common Stock from time to time issuable upon exercise if and at the time that any existing shares of the Company's capital stock are so registered.

          SECTION 10.  Adjustment of Exercise Price and Number of Warrant Shares
                       ---------------------------------------------------------
Issuable. The Exercise Price and the number and kind of Warrant Shares issuable
- --------
upon the
exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 10. For purposes of this
Section 10, "Common Equity" means all shares now or hereafter authorized of any class of common stock of the Company (including the Common Stock) and any other stock of the Company, however designated, authorized after the date hereof, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

          (a)  Adjustment for Change in Capital Stock.
               --------------------------------------

          If the Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Equity;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares; or

               (4) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price and the number and kind of shares of capital stock of the Company issuable upon the exercise of a Warrant (as in effect immediately prior to such action) shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive for the same aggregate Exercise Price the aggregate number and kind of shares of capital stock of the Company that he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          Such adjustment shall be made successively whenever any event listed above shall occur. If, after an adjustment referred to in clauses (1) through
(4) above, a holder of Warrants upon exercise of such Warrant may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price with respect to each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this
Section 10(a).

          (b)  Adjustment for Rights Issue.
               ---------------------------

          If the Company distributes any rights, options or warrants entitling a holder thereof to substitute for or purchase any share of Common Stock of the Company ("Rights") to all holders of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Subsection 10(h) below) per share on the date of distribution of such Rights, the Exercise Price shall be adjusted in accordance with the formula:

                                     N x P
                                     -----
                       E'   =   E x  O + M
                                     -----
                                     O + N
where:
   E'  =  the adjusted Exercise Price.
   E   =  the then current Exercise Price.
   O   =  the number of shares of Common Stock outstanding on the record date.
   N   =  the number of additional shares of Common Stock offered.
   P   =  the offering price per share of the additional shares of Common
          Stock.
   M   =  the Current Market Price per share of Common Stock on the record date.

          The adjustment shall be made successively whenever any such Rights are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such Rights. If at the end of the period during which such Rights are exercisable, not all Rights shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

          (c)  Adjustment for Other Distributions.
               ----------------------------------

          If the Company distributes to all holders of shares of its Common Stock (i) any shares of any class of capital stock of the Company other than its Common Equity, (ii) any evidence of indebtedness or other securities of the Company or any subsidiary of the Company, or (iii) cash or any other assets of the Company (including securities, but excluding (x) those dividends, Rights and distributions referred to above in Subsections 10(a) and 10(b) and in Subsection 10(d) and 10(e), and (y) dividends and distributions paid exclusively in cash and (z) distributions upon mergers or consolidations to which Subsection 10(o) applies), the Exercise Price shall be adjusted in accordance with the formula:

                                E' = E x M - F
                                         -----

                                           M

where:

   E'  =  the adjusted Exercise Price.

   E   =  the then current Exercise Price.

   M   =  the Current Market Price per share of Common Stock on the record date mentioned below.

   F   =  the fair market value on the record date of the capital stock, indebtedness, other securities cash or assets distributed per share of Common Stock.

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

          (d)  Adjustment for Common Stock Issue.
               ---------------------------------

          If the Company issues shares of Common Stock for a consideration per share less than the Current Market Price per share on the date the Company issues such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                             P
                                             -
                                E' = E x O + M
                                         -----
                                           A
where:

  E'  =   the adjusted Exercise Price.

  E   =   the then current Exercise Price.

  O   =   the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares.

  P   =   the aggregate consideration received for the issuance of such additional shares.

  M   =   the Current Market Price per share on the date of issuance of such additional shares.

  A   =   the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. This Subsection 10(d) does not apply to (i) any transaction or issuance described in Subsections 10(a), (b), (c) or (e); (ii) the exercise of Warrants, conversion of the Company's 7% Cumulative Convertible Exchangeable Preferred

Stock or Cumulative Convertible Participating Preferred Stock or the conversion, exchange or exercise of, other securities whose issuance was the subject of an adjustment pursuant to Subsections 10(b), (c) or (e); (iii) Common Stock issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this Subsection 10(d), but only to the extent that (x) such shares are issued pursuant to employee stock options with an exercise price not less than the Current Market Price on the date of issuance of such option or (y) the aggregate number of shares otherwise excluded hereby (together with the aggregate number of shares issuable upon conversion, exchange or exercise of the securities excluded by clause (iii) of Subsection 10(e) below) and issued after the date hereof do not exceed 5% of the Common Stock outstanding at the time of any such issuance; (iv) Common Stock issued to acquire, or in the acquisition of, all or any portion of a business as a going concern, in an arm's-length transaction between the Company and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, or (v) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting.

          (e)  Adjustment for Convertible Securities Issue.
               -------------------------------------------

          If the Company issues any Rights (other than securities issued in transactions described in Subsections 10(b) and (c) above) and for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such Rights that is less than the Current Market Price per share on the date of issuance of such Rights, the Exercise Price shall be adjusted in accordance with this formula:

                                             P
                                             -
                                E' = E x O + M
                                         -----
                                         O + D
where:

  E'  =   the adjusted Exercise Price.

  E   =   the then current Exercise Price.

  O   =   the number of shares of Common Stock outstanding immediately prior to the issuance of such Rights.

  P   =   the aggregate consideration received for the issuance of such Rights.

  M   =   the Current Market Price per share  on the date of issuance of such
          Rights.

  D   =   the maximum number of shares deliverable upon conversion or in exchange for or upon exercise of such Rights at the initial conversion, exchange or exercise rate permissible thereunder.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such Rights has not been issued when such Rights are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price that would then be in effect had the adjustment upon the issuance of such Rights been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such Rights.

          This Subsection 10(e) does not apply to (i) the issuance of any such securities to acquire, or in the acquisition of, all or any portion of a business as a going concern, in an arm's-length transaction between the Company and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise;
(ii) the issuance of any such securities in a bona fide public offering pursuant to a firm commitment underwriting; (iii) the issuance of any such securities to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such securities would otherwise be covered by this Subsection 10(e) (but only to the extent that the aggregate number of shares issuable upon the conversion, exchange or exercise of the aggregate number of securities excluded hereby (together with the aggregate number of shares excluded by clause (iii)(y) of Subsection 10(d) above) and issued after the Initial Issue Date shall not exceed 5% of the Common Stock outstanding at the time of any such issuance), or
(iv) shares of Convertible Preferred Stock issued as PIK Dividends.

          (f) In case the Company or any of its subsidiaries shall, by dividend or otherwise, make distributions exclusively in cash (excluding any cash that is distributed upon a merger or consolidation to which Subsection 10(o) applies or as part of a distribution covered by Subsection 10(c)) to all the holders of Common Stock in an aggregate amount that, combined together with (i) the aggregate amount of all other such all-cash distributions to all holders of its Common Stock made within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this Subsection 10(f) or Subsection 10(g) has been made and (ii) the aggregate of any cash plus the fair market value of other consideration payable in respect of any tender or exchange offer or other stock repurchase program by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this Subsection 10(f) or Subsection 10(g) has been made exceeds 12.5% of the Company's Market Capitalization, on the record date for such distribution then, and in each such case, immediately after the close of business on such date of determination, the Exercise Price shall be adjusted in accordance with the formula:

                                E' = E x M - E
                                         -----
                                           M

where:

   E   =  the adjusted Exercise Price.

   E   =  the then current Exercise Price.

   M   =  the Current Market Price per share of Common Stock on the date fixed for determination times the number of shares of Common Stock outstanding on such date.

   E   =  the total amount of cash to be distributed at such time to holders of Common Stock.

"Market Capitalization" means, as of any date, the product of the Current Market Price of the Common Stock, as of such date, multiplied by the number of shares of Common Stock outstanding as of such date.

          (g) In the case of the consummation of a tender offer, exchange offer (other than an odd-lot offer) or other stock repurchase program made by the Company or any subsidiary thereof for all or any portion of the Common Stock involving the payment by the Company or such subsidiary of an aggregate consideration that, together with (i) any cash or other consideration payable in a tender offer, exchange offer or other stock repurchase program by the Company or any of its subsidiaries for Common Stock consummated within 12 months preceding the consummation of such tender offer, exchange offer or other stock repurchase program (the "Expiration Time") in respect of which no adjustment has been made pursuant to this Subsection 10(g) or Subsection 10(f), and (ii) the aggregate amount of all such all-cash distributions referred to in Subsection 10(f) above to all holders of Common Stock within the 12 months preceding such Expiration Time in respect of which no adjustments have been made, exceeds 12.5% of the Company's Market Capitalization as of the Trading Day (as defined below) next succeeding the Expiration Time, the Conversion Price shall be reduced in accordance with the formula:

                                E' = E x M - E
                                         -----
                                           N

where:

   E'  =  the adjusted Exercise Price

   E   =  the then current Exercise Price.

   M   =  the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time times the number of shares of Common Stock outstanding at the Expiration Time (including any tendered, exchanged or purchased shares).

   N   =  the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time times the number of shares of the Common Stock outstanding at the Expiration Time, less any shares purchased in such tender offer, exchange offer or other stock repurchase program.

   E   =  the fair market value of the aggregate consideration payable to stockholders upon consummation of such tender offer, exchange offer or other stock repurchase program.

The reduction shall become effective immediately prior to the opening of business on the day following the Expiration Time.

          (h)  Current Market Price.
               --------------------

          In Subsections 10(b)-(g), the Current Market Price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive Trading Days commencing 45 trading days before the date in question (the "Current Market Price"). "Trading Day" means, with respect to any security, any day on which any market in which the applicable security is then traded and in which a Quoted Price may be ascertained is open for business. The "Quoted Price" means, with respect to Common Stock, the last reported sales price for Common Stock as reported by the NASD Automatic Quotations System, National Market System, or, if the Common Stock is listed or admitted for trading on a securities exchange, the last reported sales price of the Common Stock on the principal exchange on which the Common Stock is listed or admitted for trading (which shall be for consolidated trading if applicable to such exchange), or if not so reported or listed or admitted for trading, the last reported bid price of the applicable security in the over-the-counter market.
In the event that the Quoted Price cannot be determined as aforesaid, the Board of Directors (by a majority of the Non-Preferred Stock Directors) shall determine the Quoted Price on the basis of such quotations as it in good faith considers appropriate. Such determination may be challenged in good faith by the holders of a majority of the Warrants, and any dispute shall be resolved, at the Company's cost, by the determination of an investment banking firm of recognized national standing selected by the Company and acceptable to such holders of Warrants, which determination shall be made in good faith and be conclusive absent manifest error; provided, however, that in the event that the
                                  --------  -------
determination of the Quoted Price by the investment banking firm deviates by no more than 5% from the Company's determination of the Quoted Price, then the cost to the Company of the retention of the investment banking firm shall be borne by the holders of the Warrants challenging the Company's determination.

          (i)  Consideration Received.
               -----------------------

          For purposes of any computation respecting consideration received pursuant to Section 10, the following shall apply:

               (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

               (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (by a majority of the Non-Preferred Stock Directors), as evidenced by a written resolution thereof, and subject to the provisions of Subsection 10(q) below;

               (3) in the case of the issuance of Rights, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such Rights plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this Subsection).

          (j)  When De Minimis Adjustment May Be Deferred.
               ------------------------------------------

          No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments which, by reason of this Section 10(j), are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          All calculations under this Section 10(j) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

          (k)  When No Adjustment Required.
               ---------------------------

          No adjustment in the Exercise Price need be made for a transaction referred to in Subsections 10(a)-(g) if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

          No adjustment in the Exercise Price need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest; and (ii) a change in the par value or no par value of the Common Stock. The Corporation shall take no action that would cause any adjustment under this Section 10 that would reduce the Exercise Price below the par value of the Common Stock. If an adjustment is made to the Exercise Price upon the establishment of a record date for a distribution subject to subsections 10(b) or 10(c) above and if such distribution is subsequently canceled, the Exercise Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to the Exercise Price which would have been in effect if such record date had not been fixed. No adjustment in the Exercise Price need be made under Subsections 10(c), 10(f) and 10(g) above if the Company issues or distributes to each holder of Warrants the shares of capital stock, evidences of indebtedness, other securities of the Company or any subsidiary of the Company, assets, Rights or cash referred to in those subsections that each holder would have been entitled to receive had such Warrants been exercised prior to the happening of such event or the record date with respect thereto.

          To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          (l)  Notice of Adjustment.
               --------------------

          Whenever the Exercise Price and/or exercise privilege is adjusted, the Company shall provide the notices required by Section 13 hereof.

          (m)  Voluntary Reduction.
               -------------------

          The Company from time to time may, by a vote of the Board of Directors (by a majority of Non-Preferred Stock Directors), reduce the Exercise Price by any amount for any period of time if the period is at least 20 business days and if the reduction is irrevocable during the period; provided, however, that in no
                                                   --------  -------
event may the Exercise Price be less than the par value of a share of Common Stock.

          Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 20 business days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

          A reduction of the Exercise Price pursuant to this Subsection 10(m) does not change or adjust the Exercise Price otherwise in effect for purposes of Subsections 10(a)-(g).

          (n)  Notice of Certain Transactions.
               ------------------------------

          If:

               (1) the Company takes any action that would require an adjustment in the Exercise Price pursuant to Subsections 10(a), (c) or
          (f) and if the Company does not arrange for Warrant holders to participate pursuant to Subsection 10(k);

               (2) the Company takes any action that would require a supplemental Warrant Agreement pursuant to Subsection 10(o); or

               (3)  there is a liquidation or dissolution of the Company,

          then the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 20 business days before such date. Failure to mail the notice or any defect in it shall not affect the validity of any such transaction.

          (o)  Reorganization of Company.
               -------------------------

          In case of any consolidation, amalgamation, arrangement or merger of the Company with or into another person or any merger of another person with or into the Company (other than in a transaction to which Section 10(a) applies) or in case of any sale, or transfers of all or substantially all the assets of the Company, the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, sale or transfer if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The successor shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

          If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

          If this Subsection 10(o) applies, Subsections 10(a)-(g) do not apply.

          (p) In addition, in the event that any other transaction or event occurs to which the foregoing adjustment provisions are not strictly applicable but the failure to make any adjustment would adversely affect the rights represented by the Warrants in accordance with the essential intent and principles of such provisions, then, in each such case, either (i) the Company shall appoint an investment banking firm of recognized national standing, or any other financial expert that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or material indirect financial interest in the Company or any of its subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company or any of its subsidiaries, which will give their opinion upon or (ii) the Non-Preferred Stock Directors shall determine, consistent with such directors' fiduciary duties to the Company's stockholders, the adjustment, if any, on a basis consistent with the essential intent and principles established in the foregoing Exercise Price adjustment provisions, necessary to preserve, without dilution, the rights represented by the Warrants. Upon receipt of such opinion or determination, the Company shall promptly mail a copy thereof to the Warrant holders and will make the adjustments described therein.

          (q)  Certain Determinations.
               ----------------------

          Except as provided in the immediately following sentence, any determination that the Company, its Board of Directors or a majority of the Non-Preferred Stock Directors, as the case may be, must make pursuant to Subsection 10(a), (b), (c), (d), (e), (f), (g), (h), (i) or (k) shall be conclusive.
Whenever the Company, its Board of Directors or a majority of the Non-Preferred

Directors shall be required to make a determination under this Section 10, such determination shall be made in good faith and may be challenged in good faith by the holders of a majority of Warrants (with any Warrants held by the Company or any of its Affiliates not being considered to be outstanding for purposes of this Agreement), and any dispute shall be resolved at the Company's expense, by an investment banking firm of recognized national standing selected by the Company and acceptable to such Warrant holders; provided, however, that in the
                                                --------  -------
event the determination by such investment banking firm deviates by no more than 5% from the Company's determination, then the cost to the Company of the retention of the investment banking firm shall be borne by the Warrant holders challenging the Company's determination.

          (r)  When Issuance or Payment May Be Deferred.
               ----------------------------------------

          In any case in which this Section 10 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until after the occurrence of such event
(i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect immediately prior to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 11; provided, however, that the Company shall deliver to such holder a due bill or
- --------  -------
other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

          (s)  Adjustment in Number of Shares.
               ------------------------------

          Upon each adjustment of the Exercise Price pursuant to this Section 10, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                  N' =  N x E
                                        -----
                                          E'
where:

   N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

   E   =  the number or Warrant Shares previously issuable upon exercise of a
          Warrant by payment of the Exercise Price prior to adjustment.

   E'  =  the adjusted Exercise Price.

   E   =  the Exercise Price prior to adjustment.

          (t)  Special Conversion of Convertible Exchangeable Preferred Stock.
               --------------------------------------------------------------

          In the event that all the holders of the Company's 7% Cumulative Convertible Exchangeable Preferred Stock ("Convertible Exchangeable Preferred Stock") shall not have waived their rights that accrue pursuant to Section 8 of the Certificate of Designations of the Convertible Exchangeable Preferred Stock ("Convertible Exchangeable Preferred Stock Certificate of Designations") as a result of the Company's issuance of its Cumulative Convertible Participating Preferred Stock on the date hereof, then, (i) the Company shall send to the holders of the Convertible Exchangeable Preferred Stock not providing such waiver, as promptly as possible following the Closing Date, the Special Conversion Notice (as defined in the Convertible Exchangeable Preferred Stock Certificate of Designations) and (ii) upon expiration of the 45 day period following the provision of such Special Conversion Notice, the Exercise Price shall be adjusted in accordance with the following formula to adjust for the effects of the conversion of Convertible Exchangeable Preferred Stock at the Special Conversion Price (as defined in the Convertible Exchangeable Preferred Stock Certificate of Designations:

                         E'=E x (O/(O+P-((D/0.135)/X)))
where:

   E'  =  the adjusted Exercise Price.
   E   =  the then current Exercise Price.
   O   =  the number of shares of Common Stock outstanding immediately prior to the conversion of shares of Convertible Exchangeable Preferred Stock into Common Stock at the Special Conversion Price.
   P   =  the number of shares of Common Stock issued upon conversion of shares of Convertible Exchangeable Preferred Stock at a conversion price equal to the Special Conversion Price.
   D   =  the amount of annual dividends payable on the shares of Convertible
          Exchangeable Preferred Stock converted into Common Stock at the Special Conversion Price.
   X   =  the regular Conversion Price of the Convertible Exchangeable Preferred
          Stock (i.e, $5.84).

          (u)  Form of Warrants.
               ----------------

          Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          SECTION 11.  Fractional Interests.  The Company shall not be required
                       --------------------
to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

          SECTION 12.  Financial Statements.
                       --------------------

               (a) Whether or not required by the rules and regulations of the Securities and Exchange Commission (the "Commission"), so long as any of the Warrants remain outstanding, the Company shall furnish to the Warrant Holders (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, for so long as any Warrant remains outstanding, the Company shall furnish to the Warrant Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

               (b) The Company shall, so long as any of the Warrants are outstanding, deliver to the Warrant Holders, forthwith upon any Executive Officer of the Corporation becoming aware of any default under this Agreement, an Officers' Certificate specifying such default and what action the Company is taking or proposes to take with respect thereto.

          SECTION 13.  Notices to Warrant holders. Upon any adjustment of the
                       --------------------------
Exercise Price or exercise privileges pursuant to Section 10, the Company shall promptly thereafter (i) cause to be filed with the Company a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, which certificate shall, subject to Section 10(q) above, be conclusive evidence of the correctness of the matters set forth therein, upon exercise of a Warrant and payment of the adjusted Exercise Price, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
Section 13.

          In case:

               (a) the Company shall authorize the issuance to all holders of shares of Common Stock of Rights to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

               (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in Subsection 10(a) hereof); or

               (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (e) the Company proposes to take any action (other than actions of the character described in Subsection 10(a)) which would require an adjustment of the Exercise Price pursuant to Section 10;

then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such Rights or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or
(iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

          Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

          SECTION 14.  Notices to Company and Warrant Holder. Any notice or
                       -------------------------------------
demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed to the office of the Company expressly designated by the Company at its office for purposes of this Agreement (until the Warrant holders are otherwise notified in accordance with this Section by the Company), as follows:

                    International Technology Corporation
                    23456 Hawthorne Blvd.
                    Torrance, California 90505
                    Telephone   (310) 378-9933
                    Facsimile:  (310) 791-4770
                    Attention:  President
                    With a copy to:  Secretary

          Any notice pursuant to this Agreement to be given by the Company to the registered holder(s) of any Warrant Certificate shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until the Company is otherwise notified in accordance with this Section by such holder) to such holder at the address appearing on the Warrant register of the Company.

          SECTION 15.  Supplements and Amendments. The Company may from time to
                       --------------------------
time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates.

          SECTION 16.  Successors. All the covenants and provisions of this
                       ----------
Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

          SECTION 17.  Termination. This Agreement shall terminate at 5:00 p.m.,
                       -----------
Eastern Standard Time on ______, 2001. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised.

          SECTION 18.  Governing Law. This Agreement and each Warrant
                       -------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the internal laws of said State.

          SECTION 19.  Benefits of This Agreement. Nothing in this Agreement
                       --------------------------
shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

          SECTION 20.  HSR Act. Promptly (but in no event later than five days)
                       -------
after receipt of notice from any Warrant Holder of its intention to exercise any Warrants, the Company shall make all filings required to be made under the Hart-Scott-Rodino Improvements Act of 1976 (the "HSR Act") in connection with such exercise. The applicable waiting period, including any extension thereof, under the HSR Act shall have expired or been terminated prior to the issuance of any Warrant Shares upon exercise of Warrants.

          SECTION 21.  Counterparts. This Agreement may be executed in any
                       ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                   INTERNATIONAL TECHNOLOGY CORPORATION



                                   By:  _______________________________________
                                        Name:  ________________________________
                                        Title: ________________________________


                                   CARLYLE PARTNERS II, L.P.
                                   By:  TC Group, L.L.C., its General Partner


                                        By:  _________________________________
                                             Name:____________________________
                                             Title:___________________________


                                   CARLYLE PARTNERS III L.P.
                                   By:  TC Group, L.L.C., its General Partner


                                        By:  _________________________________
                                             Name:____________________________
                                             Title:___________________________


                                   CARLYLE INTERNATIONAL PARTNERS II, L.P.
                                   By:  TC Group, L.L.C., its General Partner


                                        By:  _________________________________
                                             Name:____________________________
                                             Title:___________________________

                                   CARLYLE INTERNATIONAL PARTNERS III, L.P.
                                   By:  TC Group, L.L.C., its General Partner


                                        By:  _________________________________
                                             Name:____________________________
                                             Title:___________________________


                                   C/S INTERNATIONAL PARTNERS
                                   By:  TC Group, L.L.C., its General Partner


                                        By:  _________________________________
                                             Name:____________________________
                                             Title:___________________________

                                                                       EXHIBIT A

                         [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

"THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND THE RULES AND REGULATIONS THERE-UNDER AND OF ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

          EXERCISABLE ON OR BEFORE AUGUST ___, 2001

No.                                                               _____ Warrants
                              Warrant Certificate

                      INTERNATIONAL TECHNOLOGY CORPORATION

          This Warrant Certificate certifies that [         ] or registered
assigns, is the registered holder of Warrants expiring August ___, 2001 (the "Warrants") to purchase Common Stock, $1.00 par value (the "Common Stock"), of International Technology Corporation, a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. Eastern Standard Time on August ___, 2001, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the exercise price of $_______ (the "Exercise Price"), payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price and number and kind of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

          No Warrant may be exercised after 5:00 p.m., Eastern Time on _______, 2001, and to the extent not exercised by such time such Warrants shall become void.

          Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Warrant Certificate shall not be valid unless countersigned by the Company, as such term is used in the Warrant Agreement.

          IN WITNESS WHEREOF, ____________________________ has caused this Warrant Certificate to be signed by its President and by its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

                                INTERNATIONAL TECHNOLOGY
                                CORPORATION


                                By ______________________
                                    President


                                By ______________________
                                    Secretary

                         [FORM OF WARRANT CERTIFICATE]

                                   [REVERSE]

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring _______, 2001 entitling the holder on exercise to receive shares of Common Stock, $1.00 par value, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of _________, 1996 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants (the "Warrant Holders"). A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrants may be exercised at any time on or before  _______, 2001.
The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company designated for such purpose. In the alternative, each Warrant Holder may exercise its right, during the Exercise Period, as defined in the Warrant Agreement, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the Warrant Holder receives that number of Warrant Shares otherwise issuable (or payable) upon exercise of its Warrants less that number of Warrant Shares having an aggregate fair market value (as defined below) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the Warrant Holder of the Warrant Shares. For purposes of the foregoing sentence, "fair market value" of the Warrant Shares will be determined in the manner set forth in the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. Except as provided in Section 10 of the Warrant Agreement, no adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

          The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in a Registration Rights Agreement dated as of ______, 1996, between the Company and the certain Warrant Holders.
A copy of the Registration Rights may be obtained by the holder hereof upon written request to the Company.

          Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         [FORM OF ELECTION TO PURCHASE]

                   (TO BE EXECUTED UPON EXERCISE OF WARRANT)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of International Technology Corporation in the amount of $______ or by delivery of ___ Warrants or in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of ________________, whose address is _______________________________ and that such shares be delivered to ________________ whose address is ___________ ______________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder after giving effect to any delivery of Warrants in payment of the Exercise Price, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________, whose address is _________________________, and that such
Warrant Certificate be delivered to _________________, whose address is
__________________.


                                 Signature:



Date:

                                   EXHIBIT D

                                    FORM OF

                                 AMENDMENT TO
                    NON-EMPLOYEE DIRECTORS' RETIREMENT PLAN

                                   EXHIBIT E

                                    FORM OF

                               LEGAL OPINIONS OF
                                  COUNSEL TO
                                THE PURCHASERS

                                   EXHIBIT F

                                    FORM OF

                               LEGAL OPINIONS OF
                                  COUNSEL TO
                                  THE COMPANY